UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21364

Schroder Global Series Trust
(Exact name of registrant as specified in charter)

875 Third Avenue, 22nd Floor New York, NY			10022
(Address of principal executive offices)			(Zip code)

Schroder Global Series Trust P.O. Box 8507 Boston, MA 02266
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-464-3108

Date of fiscal year end:	October 31, 2012

Date of reporting period:	April 30, 2012

Item 1.    Reports to Stockholders.

April 30, 2012                                                                Semi-Annual Report

Schroder North American Equity Fund

Schroder U.S. Opportunities Fund

Schroder U.S. Small and Mid Cap Opportunities Fund

Schroder Emerging Market Equity Fund

Schroder International Alpha Fund

Schroder International Multi-Cap Value Fund

Schroder Global Quality Fund

Schroder Total Return Fixed Income Fund

Schroder Absolute Return EMD and Currency Fund

Schroder Mutual Funds

Table of Contents

Letter to Shareholders	1

Management Discussion and Analysis	3

Schedules of Investments

North American Equity Fund	24

U.S. Opportunities Fund	33

U.S. Small and Mid Cap Opportunities Fund	36

Emerging Market Equity Fund	39

International Alpha Fund	43

International Multi-Cap Value Fund	46

Global Quality Fund	61

Total Return Fixed Income Fund	70

Absolute Return EMD and Currency Fund	78

Statements of Assets and Liabilites	82

Statements of Operations	84

Statements of Changes in Net Assets	86

Financial Highlights	90

Notes to Financial Statements	94

Disclosure of Fund Expenses	110

Proxy Voting (Unaudited)

A description of the Funds’ proxy voting policies and procedures is available upon request, without charge, by visiting the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov, or by calling 1-800-464-3108 and requesting a copy of the applicable Fund’s Statement of Additional Information or on the Schroder Funds website at http://www.schroderfunds.com, by downloading the Funds’ Statement of Additional Information. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling 1-800-464-3108 and on the SEC’s website at http://www.sec.gov.

Form N-Q (Unaudited)

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Schroder Mutual Funds

June 11, 2012

Dear Shareholder:

The beginning of the reporting period for the US equity market was relatively volatile, but proved the best performing region overall. Moderately positive economic indicators, better-than-expected employment and manufacturing data and some good corporate earnings buoyed investor sentiment as the fourth quarter of 2011 progressed. The coordinated action taken by the Fed and five other major central banks to ease the dollar funding pressure, coupled with further encouraging data in December (a rebound in US consumer confidence and continued growth in the US services sector), boosted US stocks and saw equity markets end the year as a whole in positive territory.

Throughout Europe, the news through the end of 2011 triggered vast swings in sentiment and was borne out in equity markets during the fourth quarter. November saw a decent pick up in sentiment that drove share price gains, pulling equity markets firmly into positive territory over the fourth quarter as a whole. The European Central Bank (ECB) cut interest rates by 25 basis points (bps) at the beginning of November, with a further quarter percentage point cut in December. Stronger composite Purchasing Managers Index (PMI) data in December from the previous month offered some indication that the slowdown in Europe had been less severe than feared, while inflation showed signs of subsiding. As European politicians struggled to reach an agreement on a credible, long-term solution to the ballooning sovereign debt crisis, banks welcomed the ECB’s liquidity boost (designed to help ease funding pressures) with its sale of three-year loans attracting strong demand. While the move averted an interbank lending freeze, much of the money has been parked back at the ECB’s overnight deposit facility (a record high of €452 billion in December).

At the same time, Japanese equities struggled to find momentum over the beginning of the reporting period. The end of 2011 saw the yen hit record high levels against the US dollar, prompting the Japanese government to intervene to push the currency lower. Japanese exporters struggled with the persistently strong yen, which was driven higher as risk-averse investors sought safe havens amid the continued turmoil in the eurozone and concerns about the global economic outlook.

Robust consumer data from the US and an easing of panic over eurozone debt lifted Asian equities in the fourth quarter but failed to rescue them from their first annual decline in three years. Signs of a slowdown in growth across the region were underscored by China’s decision to lift the reserve requirement ratio on banks, marking the end of a two-year tightening cycle. Meanwhile, manufacturing activity expanded in India and China in December. Emerging market equities, as measured by the MSCI Emerging Markets Index, produced positive returns over the fourth quarter of 2011; however, they underperformed developed equities, reflecting the ‘risk off’ environment in equity markets as a result of macroeconomic problems in the eurozone.

Equity markets made a very strong start to 2012, ending the first quarter with the S&P 500 recording a return of more than 12%, the seventh best start to a year since 1928 according to Bloomberg figures. High beta cyclical sectors led the way with technology and financial stocks outperforming strongly while the more defensive telecoms, consumer staples and utilities lagged. Such a mix helped account for the strong performance of the German and Japanese markets with the DAX and Topix up around 20%.

Despite the rally in equity markets, government bond yields remained low. Yields rose following the US Federal Reserve’s policy statement on March 13th, when the Fed indicated it was slightly less wary about the outlook for growth but remained well below the levels of a year ago.

The end of the reporting period saw US markets falling slightly, as concerns over the European debt crisis, a focus on Spain and weak US economic news over the month of April as a whole, affected investor sentiment. Towards the end of April, the Federal Open Market Committee (FOMC) kept its monetary policy settings unchanged in order to support a stronger economic recovery and ensure that inflation stays at a consistent rate. Longer-term inflation expectations have remained stable. The FOMC stated that Operation Twist—designed to put downward pressure on longer-term interest rates to stimulate the economy while keeping short-term rates high to prevent an outflow of reserves — is still on schedule to run through to mid-year.

Growing risk aversion was reflected in eurozone equity markets as we closed the reporting period. Positive sentiment following the ECB’s €1 trillion liquidity injection was swiftly replaced with growing unease about political and economic stability in the region, while concerns about global growth prospects added to the gloom. We saw a change in ‘sector leadership’, with those more economically sensitive stocks that led the first-quarter rally in 2012 pulling back and defensive areas of the market benefiting from the retrenchment by investors.

The north-south divergence continued with northern and core European countries outperforming while Spanish and Italian equities were among the weakest performers. As peripheral country concerns escalated, with particular focus on Spain’s fiscal issues, Italian and Spanish bond yields rose significantly. The euro softened against the US dollar by the end of April, although a relatively hawkish monetary policy stance from the ECB provided some support. Interest rates remained on hold as we closed out April.

Looking forward, the improvement in US economic activity over the past six months has led many to argue that we are now in a self sustaining recovery. Better payroll figures have raised the prospect of stronger employment feeding into stronger income and spending figures. In response, investors are questioning the sustainability of the low level of bond yields in the US government bond market. While recognizing that rates will eventually rise, we believe it is too early to see an acceleration in US growth and a subsequent sell off in the Treasury market. Despite the better than expected start to the year, we continue to expect a year of subdued activity with growth around 2% in 2012.

Another issue which has dominated market sentiment lately has been the Euro crisis and the plight of Spain, which has been struggling to implement an austerity program and structural reform. In our view this is not over, as can be seen from our baseline forecast where we believe there is a high probability of a Greek exit from the eurozone in 2013. Investors are nervous again. We believe the rally in European risk assets at the start of the year is well and truly over. To make matters worse, it seems that the pick up in economic activity around the same time may also have been a temporary blip. We see the risk of recession intensifying which is making a further drive for austerity very difficult. This has been a battle ground in European politics for the last couple of years, though the beginning of the next reporting period may see even more debate, and possibly even some consequential change. Consensus growth forecasts for the current calendar year for the world economy are one percentage point lower than they were this time last year.

In conclusion, the world economy still faces a challenging 2012 with growth at subdued levels, but recent data points to stabilization in the manufacturing sector and policy makers have been more aggressive than expected in loosening monetary policy. As a result, we see a smaller recession than before in the Eurozone. Although tighter fiscal policy and banking sector de-leveraging remains a feature, Germany has proved to be more resilient than forecast while the ECB’s long-term repo operations liquidity measures are expected to have headed off the worse effects of the credit crunch.

Nonetheless, 2012 could prove to be a more difficult year. As it becomes apparent that Greece is missing it targets, the European and international authorities are likely to demand more austerity, which could force a Greek exit from the eurozone. The eurozone survives based on the view that much of the private sector exposure has been written off so far and firewalls are likely to be in place to prevent contagion to the rest of the periphery. However, the risk, of course, is that we are too optimistic and that a Greek exit would be a forerunner to a wider eurozone break up.

As we stated in the Funds’ Annual Report, in this type of environment, we believe that the investor who maintains a diversified portfolio — both across asset classes and geographic borders — should be able to weather the bumpy periods better than those who have high concentrations in one or two sectors or regions. We encourage you to consult with your financial advisor to ascertain whether your current mix of investments is suitable for your long-term objectives.

Again, we thank you for including Schroders in your financial plan and we look forward to our continued relationship.

Sincerely,

/s/ Mark A. Hemenetz

Mark A. Hemenetz, CFA
President

The views expressed in the following report were those of each respective Fund’s portfolio management team as of the date specified, and may not reflect the views of the portfolio managers on the date this Annual Report is published or any time thereafter. These views are intended to assist shareholders of the Funds in understanding their investment in the Funds and do not constitute investment advice; investors should consult their own investment professionals as to their individual investment programs. Certain securities described in these reports may no longer be held by the Funds and therefore may no longer appear in the Schedules of Investments as of April 30, 2012.

Schroder North American Equity Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of May 31, 2012)

Performance

In the six months ended April 30, 2012, the Schroder North American Equity Fund (the “Fund”) rose 11.62% (Investor Shares) and 11.37% (Advisor Shares). For the same six-month period, the S&P 500 Index (the “Index”) rose 12.77%.

Market Background

Despite getting off to a rocky start in November after the downward revision of third-quarter GDP growth to an annual rate of 2% (from an earlier estimate of 2.5%) hit investor confidence, moderately positive economic indicators, better-than-expected employment and manufacturing data and some good corporate earnings buoyed sentiment through December. A rebound in US consumer confidence and continued growth in the US services sector added to investor confidence.

As we entered 2012, investors were seeing more reasons to be hopeful than pessimistic — on the back of improving economic data, and as concerns about eurozone sovereign debt began to ease following the European Central Bank’s (ECB’s) liquidity boost to the European banking system. The renewed optimism saw US equities continue to rally in the first three months of 2012, recording its strongest first quarter gains since 1998.

The US labor market added nearly three quarters of a million jobs in the first quarter 2012, boosting hopes for the global economic growth outlook. Indeed, figures towards the end of March showed the lowest number of initial jobless claims for nearly four years — highlighting the resilience of the economy.

The US Federal Reserve’s Open Markets Committee also extended its commitment to a near-zero benchmark interest rate through late 2014 (previously stating through mid-2013), further boosting risk appetite.

However, confidence began to deteriorate once more in April as concerns about economic and fiscal stability in peripheral European countries re-emerged. Despite losing steam towards the end of the period, positive sentiment drove US equity market gains overall.

Cyclical sectors benefited from growing risk appetite over the period. House-builders and building-related companies outperformed, along with banking stocks, retailers and oil-services names. Pockets of risk aversion also supported traditionally defensive stocks, such as tobacco companies.

Portfolio Review

Both the Fund and Index registered absolute gains over the period, although Fund returns lagged the benchmark.

Weaker stock selection among retailers, media and software names, along with the Fund’s larger relative exposure to minerals and mining stocks, accounted for the majority of the performance gap. Leading contributors included utilities and technology hardware stocks.

Outlook

The Fund remains well diversified, seeking a broad range of opportunities across the market. Multiple investment strategies are spread across a large number of small stock positions to capture broad themes and limit stock-specific risk while top down risks (such as those arising from region and sector positions) are carefully managed.

Within cyclical parts of the market, we prefer technology stocks, specifically semiconductors and hardware. Consumer discretionary remains an underweight within the Fund’s portfolio.

Within defensives, the Fund is overweight healthcare favoring service providers. The Fund continues to hold an underweight allocation to utilities.

Within resources, the Fund retains a preference for energy; we anticipate selectively favoring mining stocks that demonstrate very high levels of profitability.

In addition, the Fund’s strategy within financials remains focused on high quality companies.

PERFORMANCE INFORMATION

			Annualized
	One Year Ended	Five Years Ended	Since
	April 30, 2012	April 30, 2012 (a)	Inception
Schroder North American Equity Fund —
Investor Shares	3.75%	1.33%	6.19	%(b)
Advisor Shares	3.40%	0.97%	5.84	%(c)
Standard & Poor’s (S&P) 500 Index	4.76%	1.01%	5.76%

(a)          Average annual total return.

(b)         The Investor Shares commenced operations on September 17, 2003.

(c)          The Advisor Shares commenced operations on March 31, 2006. The performance information provided in the above table for periods prior to March 31, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security*	% of Investments
Apple	4.0%
ExxonMobil	3.1
Microsoft	1.9
International Business Machines	1.9
Chevron	1.7

* Excludes Short-Term Investment.

Sector Allocation

Sector	% of Investments
Information Technology	18.2%
Financials	13.5
Healthcare	11.2
Energy	10.8
Consumer Staples	9.8
Industrials	9.8
Consumer Discretionary	8.6
Utilities	3.2
Materials	3.2
Telecommunication Services	2.6
Short-Term Investment	9.1

Schroder U.S. Opportunities Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of May 31, 2012)

Performance

In the six months ended April 30, 2012, the Schroder U.S. Opportunities Fund (the “Fund”) rose 9.55% (Investor Shares) and 9.44% (Advisor Shares) compared to the Russell 2000 Index (the “Index”), a broad-based basket of stocks with characteristics similar to the Fund’s portfolio, which rose 11.02%.

Market Background

The six month period had divergent sub-periods which could be characterized as “risk on/risk off”. The period began rather quietly (i.e., “risk off”) as returns for November and December were both close to flat. Once the calendar turned, the market rose sharply for the first three months of the year (“risk on”) with a return for the Index of 12.44%. Optimism about the US economy abounded until April, when concerns rose about the slow pace of recovery in the jobs market in tandem with renewed worrisome headlines from Europe. As a result, the market returned to a “risk off” posture and began to pull back in April -1.54%. This has been typical of the overall equity market for some time now, as macroeconomic news has played a powerful role in setting market tone and direction.

Portfolio Review

The Fund underperformed the Index during the six months ending April 30, 2012. The underperformance can be analyzed in two ways: a) market factors and b) sector and stock positions.

From the viewpoint of market factors, several factors hurt the Fund’s portfolio. Over the six-month reporting period, higher beta stocks outperformed lower beta issues. Our investment style leads us to overweight the lower beta segments of the Index and underweight high beta. Interestingly, capitalization was much less of a factor than it has been in some other periods. There was no clear pattern of returns across the capitalization deciles.

From a sector/stock perspective, the Fund suffered from poor stock selection in financials. Additionally, the Fund was hurt by its underweight of the sector (which is normal given our disinclination to invest in Real Estate Investment Trusts or REITs) as financials were one of the strongest performing sectors during this period. In fact, the underweight in REITs was a key part of the Fund’s performance lag as this sector outperformed the Index by over 525 basis points. The Fund’s underweight in banks also detracted as this sector outperformed the Index by over 650 basis points. At the stock level, a holding in Cash America International, a specialty finance company, detracted from relative returns. The company operates payday loan and pawnshop businesses, and higher than expected expenses hurt the stock. The other main source of performance lag was the Fund’s cash holding, which averaged almost 9% over the six months. While cash helped in April, it certainly detracted during the strong months of January through March. The Fund also underperformed in the energy sector with SM Energy its largest detractor. The company is an oil and gas exploration and production company, and the low price of natural gas hurt their overall earnings.

On the positive side, the Fund saw significant value from stocks in the technology (AboveNet), materials and processing (Cabot) and healthcare (Cooper) sectors. AboveNet announced that they were being acquired by a private company (Zayo Group); Cabot saw good demand for their products (particularly carbon black used in tires) and expanding margins; and Cooper benefitted from growing demand for contact lens and an approval of a new lens designed for individuals with astigmatism.

Outlook

We have expressed concerns over the past year about excessive optimism from Wall Street on earnings forecasts for companies in our space. While analysts have slowly lowered their 2012 earnings estimates, we continue to feel that the Street is overly optimistic about the pace of the recovery. Additionally, we worry that the artificially low interest rates, which are a result of current Federal Reserve policy, are having an impact on valuations. The environment as we see it is now driven by low rates (which artificially lower valuations) and too-high expectations for earnings. This creates a difficult market for stock pickers looking for under-valued and under-appreciated companies. On the economic forefront, we believe that the US is in the midst of a long, slow recovery; we are not in the “double dip” recession camp. We also see signs that the housing market is beginning to recover, although there still remains significant unsold inventory which needs to clear the market. We are concerned about slowdowns overseas, specifically in China and Germany, which is the driver of the European economy. The sovereign debt problems plaguing what some refer to as ‘peripheral Europe’ remain a significant overhang to markets globally.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2012	Five Years Ended April 30, 2012 (a)	Ten Years Ended April 30, 2012 (a)
Schroder U.S. Opportunities Fund (b) (c) —
Investor Shares	(4.36)%	3.32%	8.28%
Advisor Shares	(4.60)%	3.07%	8.02	%(d)
Russell 2000 Index	(4.25)%	1.45%	6.19%

(a)          Average annual total return.

(b)         Effective May 1, 2006, the combined advisory and administrative fees of the Fund increased to 1.00% per annum. If the Fund had paid such higher fees during prior periods, the returns of the Fund would have been lower.

(c)          The portfolio manager primarily responsible for making investment decisions for the Fund assumed this responsibility effective January 2, 2003. The performance results for periods prior to January 2, 2003 were achieved by the Fund under a different portfolio manager.

(d)         The Advisor Shares commenced operations on May 15, 2006. The performance information provided in the above table for periods prior to May 15, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security*	% of Investments

NorthWestern	1.4%
Brown & Brown	1.4
Waste Connections	1.4
Alterra Capital Holdings	1.3
Cleco	1.3

* Excludes Short-Term Investment.

Sector Allocation

Sector	% of Investments

Consumer Discretionary	18.1%
Financial Services	15.8
Producer Durables	14.8
Technology	11.4
Healthcare	10.5
Materials & Processing	7.8
Other Energy	6.0
Utilities	4.6
Consumer Staples	0.9
Short-Term Investment	10.1

Schroder U.S. Small and Mid Cap Opportunities Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of May 31, 2012)

Performance

In the six months ended April 30, 2012, the Schroder U.S. Small and Mid Cap Opportunities Fund (the “Fund”) rose 10.69% (Investor Shares) and 10.56% (Advisor Shares) compared to the Russell 2500 Index (the “Index”), a broad-based basket of stocks with characteristics similar to the Fund’s portfolio, which rose 12.03%.

Market Background

The six month period had divergent sub-periods which could be characterized as “risk on/risk off”. The period began rather quietly (i.e., “risk off”) as returns for November and December were both close to flat. Once the calendar turned, the market rose sharply for the first three months of the year (“risk on”) with the Russell 2500 returning 12.99%. Optimism about the US economy abounded until April, when concerns rose about the slow pace of recovery in the jobs market in tandem with renewed worrisome headlines from Europe. As a result, the market returned to a “risk off” posture and began to pull back in April -0.73%. This has been typical of the overall equity market for some time now, as macroeconomic news has played a powerful role in setting market tone and direction.

Portfolio Review

From a market factor point of view, beta was a driver of returns during this period and capitalization was much less so. During the flat months of November and December, the lower beta quintiles outperformed high beta. That changed in January when investors returned from their year-end holidays in a decidedly “risk on” mood. Higher beta stocks led in January and February and began to fade in March and April. As indicated above, there was no clear pattern to capitalization returns over the six-month period, with the 7th decile being the weakest and the 6th and the 9th being the strongest.

From an asset allocation viewpoint, the Fund’s biggest detractor was cash, which averaged 9.9% during the six-month reporting period. Clearly in the “risk off” months, cash was not a detractor, but strong equity returns during the “risk on” months handicapped performance. Two other allocation positions are noteworthy: the Fund’s overweight in technology detracted modestly as the sector lagged and the underweight in financials hurt as financials were the second strongest sector for the six-month reporting period.

Within the sectors, the Fund had negative contributions to relative return from stock selection on producer durables, healthcare and utilities. In the producer durables group, the Fund’s biggest detractors were Waste Connections and Republic Services. Both companies are in the trash hauling business and are encountering a deterioration in pricing stability across the industry. A stock that detracted in healthcare was CareFusion, which was hurt by disappointing margins and pricing pressure. In the telecommunication services sector, the Fund’s major detractor was NII Holdings, a telecommunications company with wireless business in Latin America. Execution difficulties in their 3G network and competition dragged down the stock.

We did add value through stock selection overall, driven by the Fund’s holdings in technology, materials and processing and consumer staples. AboveNet was a big contributor in the technology area as they announced an agreement to be acquired by a private company (Zayo Group). The materials and processing sector returns were led by Airgas and Cabot. Airgas has had a series of strong earnings reports; and Cabot saw good demand for their products (particularly carbon black used in tires) and expanding margins. Consumer staples sector returns were led by Viterra, as the Canadian firm reached higher export levels of grain from its South Australian ports.

Outlook

We have expressed concerns over the past year about over-optimism from Wall Street on earnings forecasts for companies in our space. While analysts have slowly lowered 2012 earnings estimates, we continue to feel that the Street is overly optimistic about the pace of the recovery. Additionally we worry that the artificially low interest rates which are a result of current Federal Reserve policy are having an impact on valuations. The environment as we see it is now driven by low rates (which artificially lower valuations) and too-high expectations for earnings. This creates a difficult market for stock pickers looking for under-valued and under-appreciated companies. On the economic forefront, we believe that the US is in the midst of a long, slow recovery; we are not in the “double dip” recession camp. We also see signs that the housing market is beginning to recover, although there still remains significant unsold inventory which needs to clear the market. We are concerned about slowdowns overseas, specifically in China and Germany, which is the driver of the European economy. The sovereign debt problems plaguing what some refer to as ‘peripheral Europe’ remain a significant overhang to markets globally.

PERFORMANCE INFORMATION

			Annualized
	One Year Ended	Five Years Ended	Since
	April 30, 2012	April 30, 2012 (a)	Inception (b)
Schroder U.S. Small and Mid Cap Opportunities Fund —
Investor Shares	(1.95)%	4.22%	5.66%
Advisor Shares	(2.15)%	3.93%	5.39%
Russell 2500 Index	(2.23)%	2.35%	3.69%

(a)          Average annual total return.

(b)         From commencement of fund operations on March 31, 2006.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security*	% of Investments

Crown Holdings	2.1%
Amdocs	2.0
Energen	1.8
PartnerRe	1.7
Waste Connections	1.6

*       Excludes Short-Term Investment.

Sector Allocation

Sector	% of Investments

Consumer Discretionary	15.4%
Financial Services	14.9
Technology	14.3
Healthcare	11.4
Materials & Processing	9.8
Producer Durables	7.7
Utilities	6.5
Other Energy	4.0
Consumer Staples	2.1
Auto & Transportation	1.7
Telecommunication Services	0.5
Short-Term Investment	11.7

Schroder Emerging Market Equity Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of May 31, 2012)

Performance

In the six months ended April 30, 2012, the Schroder Emerging Market Equity Fund (the “Fund”) gained 7.60% (Investor Shares) and 7.56% (Advisor Shares), compared to the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (the “Index”), a broad-based basket of international stocks, which rose 3.93% during the same period.

Market Background

Global equity markets rose during the six-month reporting period, reflecting a strong improvement in global risk appetite in January and February 2012. The rally at the beginning of 2012 was supported by some encouraging US macro data releases and the avoidance of an immediate Greek sovereign debt default as the European Union (EU) and the International Monetary Fund (IMF) approved a second bail out for the country. The European Central Bank’s (ECB’s) Long Term Refinancing Operation (LTRO) also boosted sentiment in early 2012 as it helped to ease liquidity pressures faced by the European banking sector. However, global equity markets returned to worry mode in mid-March, reflecting some disappointing data releases in the eurozone and Asia and renewed concerns of a potential hard economic landing for China. The MSCI World Index produced a positive return over the period and outperformed the MSCI Emerging Markets Index, driven by strong returns from US equities.

The EMEA (Europe, Middle East and Africa) emerging markets outperformed broader emerging markets over the period, benefiting from strength in a number of the local currencies. Egypt outperformed its emerging market peers, aided by a very strong rally in January and February following the conclusion of largely peaceful parliamentary elections. However, concerns over the currency provided a headwind for the market, with Egypt’s foreign reserves reaching low levels in March. South Africa outperformed, aided by strength in some of the consumer-related names and rand appreciation versus the US dollar. However, a number of mining-related names performed poorly as gold prices weakened. Hungary outperformed, benefiting from the increased risk appetite environment (‘risk on’) in January and February and hopes that the government should be able to reach agreement with the IMF on the terms of a standby facility. Turkey outperformed, as market sentiment was boosted by the ‘risk on’ environment in early 2012, which helped to ease pressure on the currency. Turkish current account deficits narrowed in November and continued to moderate since then, having reached record highs earlier in 2011. However, inflation concerns provided a headwind for the Turkish market as the local Consumer Price Index (CPI) reached 10.6% year on year in January. Russia underperformed, largely reflecting a heavy sell-off in December following domestic unrest amid allegations of electoral fraud in parliamentary elections. However, market sentiment was supported by strength in Brent crude oil prices and a rally in the ruble. The Czech Republic underperformed, reflecting the defensive nature of the market and a weak growth environment. Poland underperformed, reflecting the market’s relatively low beta in an emerging markets context and stubbornly high inflation, which resulted in a hawkish policy stance at the central bank. Ongoing privatizations and the associated supply of new shares also provided a headwind for the Polish market.

Asian emerging markets performed broadly in line with wider emerging markets. Thailand outperformed, benefiting from strength in a number of the energy and banking names, and expectations that the impact of last year’s heavy flooding should be short-lived. On the policy front, the Thai central bank cut interest rates to 3.0% in January to support growth. The Philippines outperformed, aided by policy easing from its central bank. Inflation concerns also eased as the consumer price index fell to 2.6% year on year in March from 4.7% year on year in November. Malaysia outperformed, benefiting from its perceived lack of sensitivity to the problems in the eurozone and stronger-than-expected fourth quarter GDP growth of 5.2% year on year. China outperformed; fears of a hard landing eased as fourth quarter GDP growth increased to 8.9% year on year, while the central bank cut reserve requirement ratios in order to release liquidity to the banking system. South Korea outperformed, with some large-cap electronics names performing very strongly following market share gains. Interest rates remained on hold at 3.25%, as widely expected. Taiwan underperformed, reflecting some political uncertainty ahead of the parliamentary and presidential elections in January, while in April sentiment was hit by news that the government is considering the re-imposition of capital gains tax on some local share transactions. Indonesia underperformed, having outperformed strongly in 2011. Turning to policy, the central bank surprised the market by cutting interest rates to 5.75% in early February, despite the inflation risks posed by rising fuel prices. The growth environment also remained strong, with GDP up 6.5% year on year in the fourth quarter. India underperformed, reflecting weakness in the rupee while inflation, fiscal and political concerns also provided a headwind for the market. On the policy front, the central bank cut interest rates in April but indicated that the scope for further easing was likely to be very limited.

Latin American emerging markets underperformed their emerging market peers over the reporting period due to weakness in the Brazilian Real. However, Colombia outperformed, aided by strength in the peso. At the stock level, energy-related names ranked among the best performers as Brent crude oil prices rose. On the policy front Colombia’s central bank continued to raise interest rates, as widely expected, with the overnight rate reaching 5.25% in late February. Peru outperformed, aided by strength in some financial stocks. However, some mining names struggled to make headway following protests against high-profile projects. Mexico outperformed, benefiting from some encouraging US macroeconomic data releases and the market’s perceived lack of sensitivity to the fiscal problems in the eurozone. Hopes of monetary policy easing also supported sentiment, although interest rates remained on hold at 4.5%. Chile outperformed, aided by a rally in copper prices and strength in the peso. On the policy front, the central bank reduced interest rates to 5.0% in early January. Brazil underperformed due to weakness in the Real as the carry trade reversed while the central bank cut interest rates aggressively (from 11.5% at the start of the period to 9% in April). In other developments, the government introduced further policy measures to deter short-term speculative inflows of foreign capital.

Portfolio Review

Fund performance was ahead of the Index for both Investor Shares and Advisor Shares over the six-month period. Emerging markets rose during the six months to end April 2012, although returns were behind those of developed markets. Both country allocation and stock selection added value over the period.

In terms of our country positioning, the main positive impacts came from our overweight position in Thailand, which outperformed, and the underweight position in India, which underperformed. Recent data releases from Thailand continue to indicate that the economy is recovering quickly from last year’s flooding and consequently the central bank has been upgrading its growth forecasts for 2012. Indian equities performed poorly due to a combination of currency, inflation and fiscal deficit concerns, while strong oil prices provided a further headwind due to India’s reliance on energy imports. More recently, March’s state elections saw the governing Congress Party perform poorly, reducing the likelihood of meaningful corporate reform. The positive impact of our Thai overweight and Indian underweight more than offset the unfavourable impact of our underweight positions in Mexico and South Africa. Mexico outperformed due to easing inflation concerns, hopes of domestic policy easing and the better tone of US economic data at the start of 2012, while the South African market benefited from strong performance from some of the consumer and banking sector names in the local index and its perceived lack of sensitivity to the debt and fiscal crisis in the eurozone.

Stock selection was favourable over the period and provided the main driver of the Fund’s outperformance versus the benchmark. Selection was particularly strong in Korea (overweight Samsung Electronics, overweight Hyundai Motor), Brazil (overweight Cemig, overweight Ultrapar Participacoes), Taiwan (overweight Taiwan Semiconductor Manufacturing), Thailand (overweight CP ALL), Indonesia (overweight Semen Gresik Persero) and China (overweight Tencent Holdings). These positive stock selection effects more than offset the negative impact of our selection decisions in Egypt (overweight Centamin) and Poland (overweight KGHM Polska Miedz earlier in the period).

Outlook

Global stock markets continued to consolidate and fall recently following renewed concerns over the sustainability of the recovery in the developed world. The deterioration of the situation in the eurozone has resulted in elevated political uncertainty in several countries and the US has offered little respite to investors with growth momentum showing signs of decelerating. The more positive medium-to longer-term outlook for global emerging markets (GEMs) continues to be tempered in the short term by challenges stemming chiefly from the developed world.

The positive effects of LTRO on investor sentiment have dissipated and a combination of austerity fatigue and disappointing data releases has resurrected sovereign debt concerns in the eurozone. The result has been political upheaval in many countries. Greek elections have been inconclusive and threatened to disqualify Greece for additional bailout funding, although the immediate risks of a default have been somewhat diminished by additional support from the European Financial Stability Facility (EFSF). Elevated political uncertainty has not been confined to the eurozone periphery. Francois Hollande became the first socialist President in France for 17 years; his pro-growth campaign has raised question marks over policy coordination with Angela Merkel in Germany, who continues to maintain a pro-austerity stance. The Dutch similarly succumbed to popular anti-austerity sentiment and the government collapsed. The vulnerable position of Spain continues to be apparent with 10-year sovereign bond yields rising to around 6% and news that the economy has fallen back into recession. Recent data releases from the US have been largely disappointing, although it remains subject to debate whether the recovery is sufficiently fragile to warrant further quantitative easing. The Schroders Economics team’s growth forecasts remain unchanged with global, US and eurozone GDP growth over 2012 of 2.3%, 2.1% and -0.8% respectively.

We see signs that the positive market impact of ‘sticking plasters’ or quantitative easing measures in the developed world look to be diminishing and, we believe, until a coordinated, credible policy response is forthcoming, the short-term outlook for GEMs remains vulnerable to swings in investor risk sentiment. Robust economic fundamentals continue to support a two-speed world with consensus emerging economic GDP growth estimated to be 5.1% over 2012. Valuations continue to look attractive, with GEMs trading on a price-to-earnings ratio of 10 times, and forecast earnings growth is 13%. With commodity price and inflationary pressure typically moderating, several GEMs continue to pursue expansionary monetary policy which historically has boosted stock market returns. Concerns over a ‘hard landing’ in China have not abated with first quarter GDP slowing to 8.1% year on year, although more recent data releases point to some stabilization in growth. However, while the outlook for GEMs is supported by robust growth and attractive valuation levels, GEMs will likely continue to be hampered in the near term by negative sentiment from the developed world.

PERFORMANCE INFORMATION

			Annualized
	One Year Ended	Five Years Ended	Since
	April 30, 2012	April 30, 2012 (a)	Inception (b)

Schroder Emerging Market Equity Fund —
Investor Shares	(11.19)%	4.39%	7.43%
Advisor Shares	(11.36)%	4.21%	7.22%
MSCI Emerging Markets Index	(12.61)%	3.48%	6.86%

(a)       Average annual total return.

(b)      From commencement of fund operations on March 31, 2006.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security*	% of Investments

Samsung Electronics	6.4%
Hyundai Motor	3.4
China Mobile	3.1
Gazprom ADR	2.7
Taiwan Semiconductor Manufacturing	2.5

* Excludes Short-Term Investment.

Geographic Allocation

Schroder International Alpha Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of May 31, 2012)

Performance

In the six months ended April 30, 2012, the Schroder International Alpha Fund (the “Fund”) gained 6.23% (Investor Shares) and 6.00% (Advisor Shares) compared to the Morgan Stanley Capital International EAFE Index (the “Index”), a broad-based basket of international stocks, which rose 2.44%.

Market Background

Markets regained their risk appetite over much of the last six months, however, this appetite stalled in April. Events in the eurozone have dominated throughout the period. While sentiment was momentarily improved by events such as the European Union (EU) summit in December and a second bailout for Greece, this did not last long, as investors became skeptical. Doubt arose over the efficacy of the summit and fears resurfaced that Greece would default. A resurgence of fragile data in the “post- Long-Term Refinancing Operations (LTRO)” environment, and uncertain outcomes in French and Greek elections, put pressure on investors to take profits in stocks after the strong rally that started in November last year. The successful presidential bid by Mr. Hollande raised fears that progress in Europe may be jeopardized Focus turned to Spain in the first quarter of 2012 as the country re-entered recession and the risk of contagion seemed more likely. At the end of the six-month period, the argument of “austerity versus growth” was at the forefront of the European discussion. Jitters about the impact of rising oil price surfaced sporadically throughout the beginning of the year, but failed to seriously hurt the positive rally seen up until April. Emerging markets mostly had a strong run as data from China generally pointed to the avoidance of a hard landing. Moderate but steadily improving US data towards the end of the period remained a bright spot in the developed world and although we think a short-term set back in momentum is still possible, markets remain cautiously optimistic.

Portfolio Review

By region, the main drivers of outperformance were Continental Europe and the UK, while Pacific ex Japan was the only significant detractor. In Continental Europe, the Fund’s underweight position to telecoms drove performance. The region’s industrials (GEA Group and Safran) also contributed strongly. The top performing stock in Continental Europe was Anheuser-Busch InBev. The world’s largest brewer reported strong results throughout the period with strong fourth quarter revenue growth, continued margin expansion and a 4.6% growth in annual revenue. Favorable weather conditions and the roll out of its Bud Light Platinum product helped performance throughout March.

In the UK, energy led relative returns. AMEC shares have had a strong run, benefitting from February’s surge in oil prices on the back of renewed hopes for global growth and political tension in the Middle East. AMEC raised its dividend, launched a £400 million share buyback scheme and announced that it expects to deliver double-digit underlying revenue growth this year.

Pacific ex-Japan materials weighed heavily on performance. Mining stocks have had a particularly tough six months, with production affected by adverse weather conditions in the region. Both stocks (Newcrest Mining, Atlas Iron) in the region’s materials underperformed. Newcrest Mining announced shortfalls in production over the period due to heavy rainfall at key sites. The company also suffered from weakness in the gold price towards the end of the first quarter this year. We believe April’s poor production numbers will be the last major production disappointment and continue to see good upside.

From the Fund’s total portfolio sector perspective, financials (Sberbank, Kasikornbank) and information technology (Samsung Electronics) contributed the most to performance. Sberbank has continued to do well since rebounding on the back of returning risk appetite in October. Annual net income was up 75% in January compared to the equivalent profit the year before. Samsung Electronics has enjoyed continued strong performance thanks to its impressive smartphone sales, becoming the largest seller of smartphones in the world. In April, the company’s earnings surprised on the upside, driven by strong handset sales and reduced seasonal marketing costs.

Outlook

The new-year rally ended in April as focus returned to Europe’s sovereign woes. Peripheral European countries’ bond yields have risen again and the regional debate on austerity versus growth has come under increasing pressure. Spain is a center of attention, with yields on its 10-year bonds once again breaching 6% — the point generally seen as the threshold for what is sustainable. While the Spanish government is stable and has the ability to reform, the market doubts the underlying political support for austerity measures. Indeed, with Spain officially back in recession and civil unrest brewing on the streets, the difficulty of fiscal tightening is starkly illustrated.

The “austerity versus growth” debate is at the heart of Europe at this point. In Holland, the prime minister offered to resign over disagreements with coalition partners on the austerity mandate. In France, the win for Mr. Hollande, who wants to amend the European fiscal pact to incorporate higher growth bias, could undermine the country’s drive for austerity and upset the political progress made in Europe in the past six months. His plans for spending increases of 20 billion euros and tax increases of 44.7 billion euros contrast with the tone for addressing structural issues and imbalances in the region via sharp austerity programs. The French parliamentary elections in June lead us to believe that he will not tone down his message until after June, in an effort to continue to win support from left wing parties. On-going elections in Greece, where public opposition to spending cuts is fierce, and a political stalemate are another source of volatility. Developments could lead to the country breaching the terms of its bailout and an exit from the eurozone is possible. If this were to happen, we believe containing the fallout is now more manageable than if such an event had occurred six months ago but the risk of contagion remains real.

Previously, the two waves of European Central Bank LTRO funding have given Europe breathing space but they do not solve the underlying problems— as recent developments have shown. We believe extensive restructuring is needed which will be a very challenging task. We therefore see potential for further volatility in the short-term, although we believe the worst of outcomes for the region now looks unlikely. Ultimately, we believe the region will need to move towards closer fiscal union in order to truly address its problems.

Although China GDP for the first quarter of 2012 disappointed some in the market at 8.1%, we believe this level of growth is healthy and its slowdown in growth is coming to an end. Economic data from China has broadly been encouraging and continues to support our view that the world’s second largest economy is on track for a soft landing. Official Chinese manufacturing PMI rose to 53.3 and industrial production, retail sales, new loans and export growth also picked up in March. The growth rate remains healthy and efforts to continue to promote domestic growth and selected capital spending while maintaining a cautious approach to the property sector are still on target. As expected in a political transitional year some “last minute” political positioning is taking place as evidenced by the Bo Xi Lai scandal.

We are cognizant of the risk of “mini cycles” — short-term deviations from long-term global trends which may impact economic growth. Rising oil prices currently represent one of the biggest sources of risk. The impact of sanctions and the risk of a military strike against Iran’s nuclear facilities might support higher prices, although fear of a slowdown in China might counterbalance this trend to some extent.

Given the improvement that we are seeing in parts of the US economy and our belief that growth in China will be stable to up during the rest of the year, in our view the two largest world economies will help support growth globally. The current “air pocket” and potential for volatility in the near term we feel should therefore be used to accumulate equities globally as they come under short-term pressure linked to fear and lack of political visibility.

We continue to pursue reasonably valued growth in companies which, irrespective of these short-term market uncertainties, are benefiting from much longer-term global trends. With a good portfolio balance between growth defensives and more cyclical industries, the Fund’s trading activity is likely to focus on stock-specific situations where we feel there is expectation for growth and valuation upside.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2012	Five Years Ended April 30, 2012 (a)	Ten Years Ended April 30, 2012 (a)
Schroder International Alpha Fund (b) —
Investor Shares	(14.35)%	(2.10)%	5.54%
Advisor Shares	(14.58)%	(2.35)%	5.29	%(c)
MSCI EAFE Index	(12.82)%	(4.72)%	5.42%

(a)     Average annual total return.

(b)    Effective March 21, 2012, the advisory fee of the Fund decreased to 0.80% per annum. If the Fund had paid such lower fees during prior periods, the returns of the Fund would have been higher.

(c)     The Advisor Shares commenced operations on May 15, 2006. The performance information provided in the above table for periods prior to May 15, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security*	% of Investments

Nestle	2.9%
Roche Holding	2.8
HSBC Holdings	2.4
Safran	2.3
Anheuser-Busch InBev	2.2

* Excludes Short-Term Investment.

Geographic Allocation

Schroder International Multi-Cap Value Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of May 31, 2012)

Performance

In the six months ended April 30, 2012, the Schroder International Multi-Cap Value Fund (the “Fund”) gained 3.98% (Investor Shares) and 4.02% (Advisor Shares) compared to the Morgan Stanley Capital International EAFE Index (the “Index”), a broad-based basket of international stocks, which rose 2.44% during this same period.

Market Background

International equities rallied strongly towards the end of 2011 driven by economically sensitive industries as expectations for global growth continued to improve following a mid-year pause. The late flurry capped a year characterised more by marked sharp swings in sentiment as investors assessed the significance of economic data and the sovereign debt crises in Europe. The dominance of top-down themes was manifested in the relatively high level of correlation between stocks and the often significant rotation in the performance of cyclical and defensive sectors depending upon market direction.

By the end of the year, however, cyclical industries were in the ascendency, driven by resources and industrials in particular, while more defensive areas of the market, such as utilities and healthcare, were the clear laggards. This was driven by a positive reception to the U.S. Federal Reserve Bank’s announcement of a further round of Quantitative Easing (dubbed “QE2”) prior to the beginning of the reporting period as well as an unexpected fiscal stimulus and generally supportive economic data. Weakness in the U.S. dollar on the back of QE2 helped to buoy the U.S. equity market, while renewed concerns about European sovereign debt weighed on European stocks, banks in particular.

International equity markets entered 2012 on an equally positive note, buoyed by expectations of strengthening economic growth, ample liquidity and receding concerns about sovereign debt risk in Europe. The six-month period as a whole was characterised by some reasonably significant swings in investor focus, with higher risk, deep value stocks — predominantly low-quality European banks — performing particularly well in early January, only to give much of this performance back in March. This echoed a more general preference for market sensitivity (beta) at the beginning of the year, which was replaced by a focus on higher-quality stocks towards the end of the period.

Macro-economic events strongly influenced sentiment during the period, when investors were forced to confront a raft of bad news. Continuing political tensions across the Middle East led to persistently high oil prices. Meanwhile, the threat of rising global inflation — fuelled by rising food and energy prices — resulted in expectations of earlier-than-anticipated tightening of monetary policy in the US and Europe (a process which is already underway in parts of Asia). This was borne out in Europe, after the European Central Bank (ECB) chose to raise interest rates by a quarter of a percentage point, to 1.25%, in April.

Portfolio Review

The Fund ended the period ahead of the market. Performance was chiefly driven by positive stock selection in the energy and materials sectors, as well as among defensive names in the utilities, consumer staples and healthcare sectors. The Fund’s holdings within the telecoms and industrials sectors detracted from relative gains over the period.

Despite ongoing turmoil in Japan, regional stock selection was, by far, the leading contributor to the Fund’s performance. Avoiding underperforming Japanese utilities stocks (which continue to underperform in the wake of the Tohoku earthquake) boosted relative gains. Elsewhere, the Fund’s emerging markets allocation added value, despite weaker performance by emerging Asian stocks.

Outlook

Looking forward, we expect the Fund’s largest sector overweight to remain in telecoms, where we continue to be attracted to their high dividend yields and relative stability. Within the cyclical parts of the market, we expect technology stocks provide more value compared to consumer discretionary and industrials.

In the short term, we remain broadly neutral with respect to the resources sector as we expect continued strong performance to be matched by perceived improvements in fundamentals as demonstrated by strong earnings during end of this reporting season.

Within financials, we continue to retain a preference for insurers over banks. Given our expectations of continued high level of intrasector volatility within financials globally, we still believe that this sector will provide plenty of opportunities to benefit from stock selection during 2012.

The Fund’s regional allocations will remain broadly unchanged, but we expect to increase the Fund’s exposure to Japan — with valuations looking increasingly attractive. Within emerging markets, we expect to increase our allocation to Asian economies.

PERFORMANCE INFORMATION

			Annualized
	One Year Ended	Five Years Ended	Since
	April 30, 2012	April 30, 2012 (a)	Inception (b)
Schroder International Multi-Cap Value Fund (c) —
Investor Shares	(12.22)%	(1.28)%	3.12%
Advisor Shares	(12.30)%	(1.47)%	2.93%
MSCI EAFE Index	(12.82)%	(4.72)%	(1.02)%

(a)     Average annual total return.

(b)    From commencement of fund operations on August 30, 2006.

(c)     Effective March 21, 2012, the advisory fee of the Fund decreased to 0.80% per annum. If the Fund had paid such lower fees during prior periods, the returns would have been higher.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security*	% of Investments

Sanofi	0.8%
AstraZeneca	0.8
Roche Holding	0.7
GlaxoSmithKline	0.7
Reckitt Benckiser Group	0.7

* Excludes Short-Term Investment.

Geographic Allocation

Schroder Global Quality Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of May 31, 2012)

Performance

For the six months ended April 30, 2012, the Schroder Global Quality Fund (the “Fund”) returned 7.93% compared to the Morgan Stanley Capital International World Index (the “Index”), a broad-based basket of global stocks, which returned 7.54% during this same period.

Market Background

Following a particularly volatile third quarter in 2011 — driven by escalating concerns about the eurozone debt crisis and fears of a double-dip recession — global equity markets were calmer in the final months of 2011.

As we entered the New Year, optimism prevailed, with investors encouraged by the European Central Bank’s (ECB’s) provision of liquidity to the European banking system via two long-term funding operations, along with more supportive US economic data. However, confidence deteriorated again in April, and equity markets lost ground as risk appetite waned. Concerns about Spain’s lack of progress in reducing its budget deficit provided a reminder that Europe’s sovereign debt issues are far from resolved.

Spain’s woes dominated headlines — officially re-entering recession, suffering an S&P downgrade, and seeing 10-year government bonds yields breach the all-important 6% threshold — while uncertainty surrounding the French presidential elections did little to improve sentiment. Despite losing steam towards the end of the reporting period, positive sentiment drove equity market gains overall.

Sector performance was mixed over the period; information technology was the standout performer, while defensive healthcare and consumer staples stocks benefited from risk aversion at the beginning and end of the period. Bouts of optimism also supported more cyclical areas of the market including consumer discretionary and industrials. From a regional perspective, the UK, Asia Pacific and Japan led the gains while continued turmoil in Europe saw continental European stocks lose ground.

Portfolio Review

The Fund outperformed the wider market over the period. Strong stock selection across a broad range of sectors drove the relative gains. Leading contributions came from the Fund’s holdings in the financials, industrials and energy sectors.

Within the more defensive areas, the Fund’s holdings in utilities and consumer staples added value. Detractors included healthcare stocks, while not owning outperforming consumer discretionary names dragged on Fund performance. Information technology also impacted relative returns, largely due to the continued success of Apple.

Regionally, UK and Pacific ex Japan holdings contributed to Fund performance, while its exposure to emerging markets stocks also boosted returns. In addition, the Fund benefited from its underweight allocation to continental European stocks. The US was the weakest performer on a relative basis.

Within defensives, the largest sector overweight remains healthcare. After increasing exposure to consumer staples following underperformance in the first quarter of 2012, we are now trimming and taking profits in some of the stronger performing holdings in the Fund’s portfolio (Coca-Cola, Colgate-Palmolive and Philip Morris International).

The Fund remains overweight resources, which the market continues to de-rate on the back of perceived concerns about weaker demand and the potential impact on prices for companies in this sector.

Technology remains the favored ‘cyclical’ sector, where the Fund has exposure to both software and semi-conductors. Industrials remain an underweight and need to continue to grow into their ratings.

Within financials, the Fund retains a preference for US financials, including the investment banks, and also the higher quality UK financials (HSBC Holdings and Prudential).

Outlook

Within defensives, we expect the Fund to remain overweight healthcare, as we look to continue trimming consumer staples in the early part of the next reporting period as investors focus on the “lose less money” trade.

We expect the Fund to remain overweight resources stocks, which continue to de-rate on concerns about weaker demand and over- investment. Fertilizer stocks look attractive and should have different demand drivers to mining and oil companies as we move into the second half of 2012. In the short term, the Fund’s regional allocations should remain broadly unchanged: we expect that the Fund will continue to be underweight Continental Europe in order to increase positions in emerging markets, predominantly in Asia.

PERFORMANCE INFORMATION

		Annualized
	One Year Ended	Since
	April 30, 2012	Inception (a)
Schroder Global Quality Fund —
Institutional Class Shares	(3.43)%	5.97%
MSCI World Index	(4.63)%	4.15%

(a)   From commencement of fund operations on November 9, 2010.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the period reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security*	% of Investments

AstraZeneca	0.7%
Eli Lilly	0.7
Unilever	0.7
Apple	0.7
Roche Holding	0.7

* Excludes Short-Term Investment.

Geographic Allocation

Schroder Total Return Fixed Income Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of May 31, 2012)

Performance

During the six months ended April 30, 2012, the Schroder Total Return Fixed Income Fund (the “Fund”) returned 3.20% (Investor Shares) and 3.07% (Advisor Shares), compared to the Barclays Capital U.S. Aggregate Bond Index (the “Index”), a broad-based basket of U.S. debt securities, which rose 2.44%.

Market Background

The bond market registered a positive return over the six-month reporting period, overcoming the severe market volatility of third quarter 2011. Economic data surprised to the upside as consumer sentiment and spending were supported by better job creation, pushing the unemployment rate down to 8.2% and GDP to 2.2%. Moreover, the massive infusion of liquidity from the European Central Bank’s Long Term Repo Operation (LTRO) effectively removed the near term risk of bank funding difficulties in Europe, and provided increased demand for higher yielding European sovereign bonds. While uncertain fiscal policy clouded the optimism in the market, monetary policy in the US remained highly supportive. Despite some discussion of being flexible in the event of much stronger growth, short term rates remained close to zero. First quarter 2012 corporate earnings were also better than expected and proved to be a catalyst for investors to take on a slightly higher risk tolerance than late 2011. Overall, the combination of punitive yields on cash and the removal of near term economic and financial risks propelled equity and bond prices higher.

Treasury yields were little changed during the reporting period, with 10 year Treasuries declining only 0.20%, to 1.91%. After initially moving higher in the beginning of the six-month period, on the optimism of better prospects for the US, yields trended lower in April on the back of concerns about Greece. The persistent low level of interest rates reflected a combination of the Federal Reserve accommodation, higher oil prices not yet threatening inflation, and the Fed’s policy commitment anchoring the entire yield curve.

The 2.44% return for the Index during the reporting period was primarily due to the dramatic narrowing of bond spreads relative to US Treasury yields. Returns on investment grade corporate bonds were much higher than government bonds as investors were compensated for taking on more credit risk in the market. Within corporates, financials produced the best performance, followed by utility bonds then industrials. Lower rated bonds outperformed higher rated securities. The triple-B rated sector was the top performing credit quality tier, returning 4.56%, or more than 2% higher than comparable Treasury securities during this period. High yield corporate bonds did even better, returning 6.90%, with a similar pattern of the lowest quality tiers providing the best performance. Although corporate fundamentals remained strong, they are starting to show signs of peaking. Default risk remains benign and is expected to stay reasonably low over the next 12 months. Supply demand conditions remained firm, especially in high yield, as new issuances were easily absorbed by investors.

The securitized sectors also did well with agency residential mortgage-backed securities (MBS) returning 4.3% and the smaller commercial mortgage-backed securities (CMBS), sector returning 5.7%. Asset-backed securities (ABS) likewise outperformed Treasuries, with auto and credit card receivable securities providing added income versus cash alternatives.

Portfolio Review

The Fund outperformed the Index primarily due to the overweighting of corporate bonds, both investment grade and high yield, and MBS in lieu of US Treasury and agency securities. Credit exposure was concentrated in triple-B and double-B rated issuers, allowing the Fund to have a positive sensitivity to narrowing credit spreads. Fund strategy emphasized industrial securities, especially consumer cyclicals, basic industries and transportation securities. Duration strategy also positively contributed to performance.

Fund positioning followed the template put in place during the third quarter of 2011. Recognizing that regulatory changes and government intervention would keep markets volatile, we were cautious in our risk budgeting and flexible with sector rotation. We maintained a relatively low risk profile in the Fund while continuing to express our long term positive views for corporate and MBS based on our fundamental economic and credit research. The Fund began the period with a substantial overweight to investment grade corporate and high yield credit. This was gradually reduced on the back of good performance into March and our concerns about potential risk flares in Europe. In late March, the Fund again slightly increased the allocation to corporate credit. High yield exposure was reduced from 8% to 5%.

The Fund’s MBS allocation followed a similar trajectory, although the overweight was more modest than the corporate allocation. We preferred overweighting Ginnie Mae lower coupon MBS to minimize volatility from potential regulatory changes in government mortgage programs as well as possibly higher prepayment rates. Collateralized Mortgage Obligations and agency hybrid adjustable-rate mortgage (ARM) holdings also added to returns. The Fund also invested in a selection of Canadian covered bonds. These AAA rated securities provided high income and performed well as alternatives to low yielding cash investments. ABS and CMBS exposures were in line with the benchmark.

The Fund’s duration was longer than the Index until the very end of April. Despite low overall interest rates, Treasury yields and credit risk have had a very high and robust negative correlation with each other since mid-2011. Having a duration longer than the Index effectively acted as a partial hedge to dampen overall portfolio volatility. The long duration was further supported by the Fed’s articulation of extended zero-percent interest rate policy and inflation having peaked on a year-over-year basis.

Outlook

The similarities between this year, 2012, so far, and 2011 are notable. Both began with sizable narrowing of non-Treasury spreads that followed significant liquidity provisions (LTRO in Europe and quantitative easing (QE) by the Fed), better than expected economic data and an easing of investor concerns. Returns across all fixed income sectors have subsequently been fairly strong; with the best returns coming from those sectors that experienced the most volatility the prior year—lower quality investment grade and high yield corporates.

We believe the balance of the year and perhaps the early stages of 2013 are likely to remain volatile as investors continue to grapple with the fragile economic condition and potentially disruptive fiscal budget negotiations. Europe remains a long way from being settled and is another source of pronounced uncertainty. However, market positions do not appear to be as extreme on the risk front as they were in August and May 2011. Most important is wider recognition of the low growth state of the US economy, tame inflation and the structural impediments to swifter expansion. In this respect, while we expect continued bouts of risk on/risk off market volatility; this should create ample opportunities to generate return.

We expect to continue to overweight bond sectors which present the best combination of strong fundamental underpinnings and higher spreads as compensation for uncertainty and price volatility. In particular, MBS and covered bonds should continue to offer good risk/return characteristics. Corporate bonds appear to be fairly valued and we expect to use periods of market strength to reduce credit exposure, but will look to a period of more pronounced weakness, as a possible opportunity to add to credit exposure. Duration exposure will likely remain fairly close to the Index. As always, we continue to be very cognizant of the need to be nimble in our investment strategy, consistent with the Fund’s objective of seeking a high level of total return.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2012	Five Years Ended April 30, 2012 (a)	Annualized Since Inception (b)
Schroder Total Return Fixed Income Fund —
Investor Shares	7.36%	7.05%	6.06%
Advisor Shares	7.09%	6.78%	5.78%
Barclays Capital U.S. Aggregate Bond Index	7.54%	6.37%	5.54%

(a)     Average annual total return.

(b)     From commencement of fund operations on December 31, 2004.

“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security*	% of Investments
United States Treasury Bills 0.090%, 5/17/12	6.0%
GNMA TBA 4.000%, 5/15/42	4.5
FHLMC TBA 3.000%, 5/15/27	3.3
GNMA TBA 4.000%, 5/20/42	2.5
Bank of Nova Scotia 1.050%, 3/20/15	2.5

* Excludes Short-Term Investment.

Sector Allocation

Sector	% of Investments
Corporate Obligations	40.1%
U.S. Government Mortgage-Backed Obligations	35.2
U.S. Treasury Obligations	11.8
Asset-Backed Securities	5.3
Collateralized Mortgage Obligations	3.3
Commercial Mortgage-Backed Obligations	2.2
Sovereign Government	1.0
Municipal Bonds	0.6
Short-Term Investment	0.5

Schroder Absolute Return EMD and Currency Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of May 31, 2012)

Performance

The Schroder Absolute Return EMD and Currency Fund (the “Fund”) commenced activities on December 15, 2011. During the period from inception through April 30, 2012, the Investor Shares of the Fund declined by -0.70% and Advisor Shares -0.80% compared to the 3-Month USD Fixed LIBOR Index (the “Index”), a widely used measure of short-term corporate returns, which rose 0.19%.

Market Background

During the end of the reporting period, business conditions were significantly more stable, after the extreme market volatility which characterized the second half of 2011. Financial markets recovered across the world, against a backdrop of more encouraging news from the US economy, and clear signals of determination on the part of European policymakers and central bankers to tackle the sovereign debt situation in some eurozone states. Measures to mitigate stresses in the banking system, including the European Central Bank’s (ECB’s) long-term refinancing operations, also contributed significantly to more positive market conditions. Equity markets rallied and credit spreads tightened during the quarter. Nevertheless, investors, particularly private investors, remained wary after the market turmoil of last year, and this cautious sentiment affected business volumes. Furthermore, conditions in the global economy remain challenging. In the US, employment figures showed signs of improvement, but real estate markets remain subdued. In Germany, the economy proved its resilience, but levels of sovereign indebtedness in some eurozone countries remained very high while the pace of economic recovery was modest. Conditions in the world’s mature economies inevitably affected the outlook for export-driven growth in Asia and other emerging markets.

Portfolio Review

The Fund ended the reporting period with a negative return. This was mainly due to small positions added during early March, which are described below. Overall, the Fund maintained a cautious position during the reporting period, as was reflected in the Fund’s minimal exposure to sovereign and corporate credits, as well as low positions in both non-US dollar currencies and in duration. For this reason, the Fund was not positioned to benefit from what we believed to be yet another short-term policy-induced rally during the beginning of 2012. We refrained from chasing this rally because of the ultra-low yields on offer, which appeared to represent an extremely poor risk reward. Towards the end of April, emerging market debt and non-US dollar currency markets started to see mixed performances. Countries with deteriorating fundamentals in particular started to see their assets perform poorly.

During the period, we did identify some pockets of value in South Africa and in Hungary, where the Fund built a small exposure to local government bonds. The Fund also initiated a small exposure to the newly restructured Greek debt. This position was implemented following the announcement of the restructuring of the debt held by the private sector, which has taken the debt burden of the country to a more sustainable level. These smaller investment opportunities taken during the reporting period produced negative returns overall.

Outlook

Following last year’s financial dislocations and the negative sentiment that had prevailed among market participants, global financial assets rallied in response to yet another tidal wave of liquidity, in this instance courtesy of the ECB. As policymakers continue to respond to the intermittent pressures on asset prices with ever increasing monetary activism, large swings in asset prices may continue for a while. However, to invest with confidence the key question is whether progress has been achieved in tackling the structural problems which continue to affect the growth trajectory of key economies. Unfortunately, we see limited positive achievements on these issues.

Yet more worrying is perceived belief among market participants that asset prices have limited downside under the existing expansionary monetary regime. We see two potential reasons why such a regime could soon be questioned: (i) resurgent inflationary pressures, which could particularly result from high energy prices; and (ii) a more pronounced slowdown in global economic activity, which could expose the impotency of recent pump priming.

There was already some evidence during the fourth quarter of 2011 that rebounds in global economic activity may be running out of steam. Western economies are clearly still suffering from deficient savings and from a large debt overhang. Meanwhile, key emerging market economies such as China are starting to be affected by their overdependence on investment and on exports, which are now both flattening. While these observations are being more widely recognized, the valuations of asset prices have yet to adjust accordingly.

Therefore, caution towards the widely owned emerging market assets remains warranted. Despite the good credit metrics exhibited by the majority of emerging market sovereign bonds, the yields on offer are too low, making the risk reward appear rather poor. There are some exceptions (notably in Europe) which may already offer some pockets of value. An example is Greece, where a large debt restructuring has already occurred and where a more realistic reform program is at last being implemented. The newly restructured Greek bonds may provide an opportunity for appreciation in the next 12-18 months.

PERFORMANCE INFORMATION

Cumulative Since
Inception (a)
Schroder Absolute Return EMD and Currency Fund —
Investor Shares	(0.70)%
Advisor Shares	(0.80)%
3-month USD Fixed LIBOR	0.19%

(a) From commencement of fund operations on December 15, 2011.

“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security*	% of Investments
United States Treasury Bills 0.131%, 9/27/12	7.9%
Mexico Cetes 4.525%, 12/13/12	6.5
Czech Republic Government Bond 2.800%, 9/16/13	5.5
Singapore Government Bond 2.250%, 7/01/13	5.2
Singapore Government Bond 3.625%, 7/01/14	5.2

* Excludes Short-Term Investment.

Sector Allocation

Sector	% of Investments
Foreign Government Bonds	63.1%
U.S. Treasury Obligations	35.1
Short-Term Investment	1.8

Schroder North American Equity Fund

Schedule of Investments

April 30, 2012 (unaudited)

Shares		Value $

	COMMON STOCK — 90.4%
	Bahamas — 0.0%
3,100	Steiner Leisure (1)	145,576

	Bermuda — 0.7%
37,652	Accenture Class A	2,445,497
18,900	Assured Guaranty	268,002
9,100	Axis Capital Holdings	309,582
4,900	Endurance Specialty Holdings	196,882
1,900	PartnerRe	132,278
3,200	SeaCube Container Leasing	59,360
9,200	Textainer Group Holdings	322,644
3,800	Xyratex	55,176
		3,789,421
	Canada — 2.5%
3,900	Aecon Group	52,745
1,600	AG Growth International	66,018
6,900	Agrium	607,823
7,100	Alimentation Couche Tard Class B	307,977
4,100	ARC Resources	84,420
8,600	Atco Class I	636,392
15,500	Barrick Gold	626,998
5,700	Baytex Energy Trust	301,257
9,100	BCE	368,661
20,700	Bird Construction	307,404
2,800	Canaccord Financial	22,109
7,900	Canadian Utilities Class A	556,523
16,300	Canexus	136,129
4,300	Chemtrade Logistics Income Fund	71,300
1,900	Cominar REIT	46,353
2,600	Domtar	227,448
2,600	Empire	153,023
12,400	First Capital Realty	230,715
12,700	Freehold Royalties Trust	242,982
3,300	Genivar	88,793
9,900	Great-West Lifeco	250,544
7,800	Industrial Alliance Insurance and Financial Services	248,722
4,300	Inmet Mining	236,536
46,200	Manulife Financial	631,839
8,200	Metro Class A	452,397
29,300	Migao (1)	83,642
1,300	National Bank of Canada	101,463
21,600	Neo Material Technologies (1)	238,117
3,300	North West	74,295
1,100	Northern Property REIT	36,557
12,200	Pan American Silver	237,244
12,500	Parkland Fuel	176,899
2,400	Pason Systems	31,268
14,900	Petrominerales	217,953
1,800	PHX Energy Services	17,438
8,500	Power Corp. of Canada	235,334
10,100	Power Financial	302,637
20,696	Research In Motion (1)	296,031
6,500	RioCan	178,580
14,900	Rogers Communications Class B	556,120
4,500	Royal Bank of Canada	260,065
14,300	Saputo	668,351
11,100	Shaw Communications Class B	228,776
7,200	Shoppers Drug Mart	310,201
3,400	Silver Wheaton	103,805
11,400	Silvercorp Metals	78,589
64,300	Sino-Forest (1) (2) (3)	—
7,200	Sprott	32,726
26,500	Suncor Energy	875,330
11,700	Teck Resources Class B	436,566
5,900	TMX Group	269,363
7,200	TransForce	130,246
15,800	Trican Well Service	228,559
10,100	Trinidad Drilling	65,435
4,879	Vermilion Energy	236,579
3,900	Wajax	196,925
14,200	Yamana Gold	208,289
1,700	Zargon Oil & Gas Trust	22,286
		14,090,777
	Cayman Islands — 0.1%
4,500	Herbalife	316,440

	China — 0.1%
10,000	China Automotive Systems (1)	53,500
10,100	China Information Technology (1)	12,827
11,700	China-Biotics (1)	16,380
6,800	Cogo Group (1)	16,728
17,800	Fushi Copperweld (1)	121,396
6,800	Zhongpin (1)	64,192
		285,023
	Ireland — 0.2%
400	Covidien	22,092
14,900	Seagate Technology	458,324
16,300	XL Group	350,613
		831,029
	Netherlands — 0.0%
3,400	VistaPrint (1)	126,786

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Puerto Rico — 0.0%
20,500	Doral Financial (1)	37,515
8,400	Triple-S Management Class B (1)	176,904
		214,419
	Russia — 0.0%
10,100	CTC Media	109,383

	Switzerland — 0.4%
21,000	ACE	1,595,370
6,000	Allied World Assurance Holdings	431,760
		2,027,130
	United Kingdom — 0.0%
3,152	Ensco International ADR	172,257

	United States — 86.4%
	Consumer Discretionary — 8.4%
3,700	Advance Auto Parts	339,660
10,106	Amazon.com (1)	2,343,581
12,800	Apollo Group Class A (1)	450,816
8,400	Ascena Retail Group (1)	172,032
5,600	Autoliv	351,344
800	AutoZone (1)	316,928
2,500	Bally Technologies (1)	121,375
15,400	Bed Bath & Beyond (1)	1,084,006
28,400	Best Buy	626,788
8,800	Big Lots (1)	322,432
15,300	Bridgepoint Education (1)	329,868
4,100	Capella Education (1)	134,111
18,500	Career Education (1)	131,905
6,400	Cato	178,112
4,800	CEC Entertainment	183,456
800	Coach	58,528
4,300	Coinstar (1)	269,997
81,200	Comcast Class A	2,462,796
10,900	Cooper Tire & Rubber	162,955
2,300	Cracker Barrel Old Country Store	132,296
9,700	Dana Holding	141,814
12,300	Darden Restaurants	615,984
1,600	Destination Maternity	31,744
10,900	DeVry	350,435
13,956	DIRECTV (1)	687,612
17,500	Discovery Communications Class A (1)	952,350
1,750	Dollar Tree (1)	177,905
4,000	Dorman Products (1)	191,120
3,500	DSW	196,910
20,400	Exide Technologies (1)	58,752
8,900	Express (1)	210,218
7,700	Finish Line	171,402
12,000	Foot Locker	367,080
75,700	Ford Motor	853,896
500	Fossil (1)	65,335
12,100	GameStop Class A	275,396
12,800	Genuine Parts	829,184
8,400	Guess?	245,952
24,600	H&R Block	361,620
8,600	Hillenbrand	180,084
49,293	Home Depot	2,552,885
12,200	Iconix Brand Group (1)	187,148
4,000	ITT Educational Services (1)	264,080
1,100	Johnson Controls	35,167
4,100	Jos A Bank Clothiers (1)	194,955
21,300	Kohl’s	1,067,769
2,700	Lear	112,050
14,500	Limited Brands	720,650
17,300	Lincoln Educational Services	126,982
34,200	Lowe’s	1,076,274
31,600	Mattel	1,061,760
44,981	McDonald’s	4,383,398
20,500	McGraw-Hill	1,007,985
1,300	National Presto Industries	95,836
41,100	News Class A	805,560
9,700	Nike Class B	1,085,139
10,878	Nordstrom	607,645
2,200	Penske Automotive Group	58,168
6,700	PetMed Express	90,249
8,100	PetSmart	471,906
2,900	Polaris Industries	230,376
1,700	priceline.com (1)	1,293,394
3,078	Ralph Lauren	530,247
6,700	Rent-A-Center	229,207
12,752	Ross Stores	785,396
9,400	Ruth’s Hospitality Group (1)	65,048
12,200	Scripps Networks Interactive Class A	612,684
5,300	Sohu.com (1)	273,321
5,500	Standard Motor Products	82,885
14,900	Starbucks	854,962
2,800	Strayer Education	276,304
14,700	Target	851,718
4,400	Tiffany	301,224
26,145	Time Warner	979,392
14,500	Time Warner Cable	1,166,525
1,700	Tractor Supply	167,297
2,900	True Religion Apparel	78,764

The accompanying notes are an integral part of the financial statements.

Shares		Value $

2,100	TRW Automotive Holdings (1)	95,991
7,400	Tupperware Brands	460,946
26,900	United Online	127,506
10,200	Universal Technical Institute	122,400
16,600	Universal Travel Group (1) (2) (3)	—
9,100	Viacom Class B	422,149
50,272	Walt Disney	2,167,226
5,300	Warnaco Group (1)	280,688
17,700	Wet Seal (1)	58,233
5,100	Williams-Sonoma	197,319
7,000	Wolverine World Wide	293,650
7,200	Yum! Brands	523,656
3,500	Zumiez (1)	128,310
		46,800,203
	Consumer Staples — 9.3%
75,300	Altria Group	2,425,413
12,900	Archer-Daniels-Midland	397,707
8,100	Brown-Forman Class B	699,435
97,358	Coca-Cola	7,430,363
25,491	Colgate-Palmolive	2,522,080
11,973	Costco Wholesale	1,055,659
36,517	CVS Caremark	1,629,388
17,600	Dr. Pepper Snapple Group	714,208
44,000	General Mills	1,711,160
27,465	HJ Heinz	1,464,159
24,826	Hormel Foods	721,444
21,200	Kimberly-Clark	1,663,564
39,500	Kraft Foods Class A	1,574,865
32,100	Kroger	746,967
20,212	McCormick	1,130,053
2,000	National Beverage (1)	29,720
5,000	Omega Protein (1)	35,800
76,024	PepsiCo	5,017,584
76,691	Philip Morris International	6,864,611
102,011	Procter & Gamble	6,491,980
8,000	Spartan Stores	145,840
6,100	Universal	279,563
9,000	USANA Health Sciences (1)	375,300
57,041	Walgreen	1,999,857
77,423	Wal-Mart Stores	4,560,989
		51,687,709
	Energy — 10.3%
5,300	Alliance Resource Partners LP	342,274
7,400	Anadarko Petroleum	541,754
22,400	Apache	2,149,056
6,200	Arch Coal	60,512
800	Atlas Pipeline Partners	27,968
2,400	Atwood Oceanics (1)	106,392
6,100	Baker Hughes	269,071
2,900	Berry Petroleum Class A	132,095
3,700	BP Prudhoe Bay Royalty Trust	460,502
1,300	Bristow Group	63,505
2,600	Buckeye Partners LP	146,770
1,200	CARBO Ceramics	100,908
18,600	Chesapeake Energy	342,984
86,420	Chevron	9,208,915
10,200	Cloud Peak Energy (1)	156,978
59,359	ConocoPhillips	4,251,885
15,700	CONSOL Energy	521,868
5,000	Contango Oil & Gas (1)	271,300
8,200	Crosstex Energy	122,180
23,400	Denbury Resources (1)	445,536
21,000	Devon Energy	1,466,850
9,200	Diamond Offshore Drilling	630,660
1,200	EOG Resources	131,772
196,790	ExxonMobil	16,990,849
5,100	Global Geophysical Services (1)	48,807
55,537	Halliburton	1,900,476
11,200	Helmerich & Payne	575,568
14,300	James River Coal (1)	70,928
8,500	Linn Energy LLC	342,125
28,500	Marathon Oil	836,190
14,400	Marathon Petroleum	599,184
4,800	Matrix Service (1)	65,520
20,620	Murphy Oil	1,133,482
12,900	National Oilwell Varco	977,304
9,600	Natural Resource Partners LP	239,520
4,100	Newfield Exploration (1)	147,190
12,800	Newpark Resources (1)	81,408
6,800	Noble Energy	675,376
1,800	NuStar Energy LP	98,982
40,133	Occidental Petroleum	3,660,932
3,300	Oil States International (1)	262,614
3,900	ONEOK Partners LP	217,464
16,800	Parker Drilling (1)	86,856
16,000	Patterson-UTI Energy	258,720
11,800	Peabody Energy	367,098
4,740	Penn Virginia Resource Partners LP	120,822
5,900	Plains All American Pipeline	483,387
8,100	RPC	83,754
44,572	Schlumberger	3,304,568
3,300	Southwestern Energy (1)	104,214
300	Spectra Energy	9,222
7,500	Sunoco Logistics Partners LP	305,175
5,200	TC Pipelines LP	228,124
2,300	Unit (1)	97,175
18,600	Vaalco Energy (1)	168,702
11,200	Valero Energy	276,640

The accompanying notes are an integral part of the financial statements.

Shares		Value $

9,200	W&T Offshore	181,884
		56,951,995
	Financials — 12.3%
34,800	Aflac	1,567,392
2,300	Agree Realty	52,440
24,000	Allstate	799,920
19,300	American Capital Agency REIT	602,932
7,100	American Equity Investment Life Holding	87,046
26,527	American Express	1,597,191
8,100	American Financial Group	315,252
4,900	Amtrust Financial Services	133,476
32,600	Annaly Capital Management REIT	532,032
14,600	Anworth Mortgage Asset REIT	98,404
4,700	Arlington Asset Investment	110,497
2,100	Arrow Financial	50,274
7,700	Assurant	310,618
421,550	Bank of America	3,418,770
30,400	Bank of New York Mellon	718,960
1,100	BB&T	35,244
60,700	Berkshire Hathaway Class B (1)	4,883,315
19,200	BGC Partners Class A	133,824
20,900	Brookfield Office Properties	378,500
13,500	Calamos Asset Management Class A	174,420
26,000	Capital One Financial	1,442,480
12,600	Capstead Mortgage REIT	172,998
3,100	Cash America International	144,925
6,700	CBOE Holdings	177,148
66,800	Chimera Investment REIT	193,052
126,142	Citigroup	4,167,732
15,100	CNA Financial	462,362
32,200	CNO Financial Group (1)	234,094
3,200	Cohen & Steers	112,768
7,000	CommonWealth REIT	131,250
1,900	Credit Acceptance (1)	178,467
20,300	CVB Financial	234,871
44,118	Discover Financial Services	1,495,600
17,400	Dynex Capital REIT	164,082
6,400	Entertainment Properties Trust	307,136
5,200	Ezcorp (1)	139,308
5,500	FBL Financial Group Class A	160,160
13,900	Federated Investors Class B	306,912
60,500	Fifth Third Bancorp	860,915
4,800	First Financial Holdings	55,392
10,900	FirstMerit	183,120
4,300	Flushing Financial	56,029
500	Franklin Resources	62,755
9,300	Getty Realty REIT	147,126
6,400	Global Payments	297,152
21,723	Goldman Sachs Group	2,501,403
22,900	Hartford Financial Services Group	470,595
11,600	Hatteras Financial REIT	337,908
34,100	HCP	1,413,445
7,900	Horace Mann Educators	138,645
76,000	Huntington Bancshares	508,440
18,800	Invesco Mortgage Capital REIT	331,632
162,163	JPMorgan Chase	6,969,766
77,600	KeyCorp	623,904
12,000	Liberty Property Trust	437,400
22,100	Lincoln National	547,417
6,300	LTC Properties REIT	209,664
6,000	Main Street Capital	153,660
4,300	Marsh & McLennan	143,835
8,200	Meadowbrook Insurance Group	72,406
57,500	MetLife	2,071,725
81,300	Morgan Stanley	1,404,864
4,700	National Health Investors REIT	232,509
4,200	Nelnet Class A	108,444
3,600	Northern Trust	171,324
20,500	NorthStar Realty Finance REIT	116,850
15,900	Omega Healthcare Investors	340,419
8,500	PennyMac Mortgage Investment Trust REIT	172,465
29,900	PNC Financial Services Group	1,982,968
2,700	Portfolio Recovery Associates (1)	185,814
29,000	Principal Financial Group	802,430
10,300	Protective Life	301,378
27,000	Prudential Financial	1,634,580
400	Public Storage REIT	57,304
15,700	RAIT Financial Trust	75,988
5,900	Renasant	94,400
1,900	Republic Bancorp Class A	44,707
9,000	Selective Insurance Group	157,410
5,700	Senior Housing Properties Trust	125,856
7,563	Simon Property Group REIT	1,176,803
1,323	Southside Bancshares	26,989
7,100	StanCorp Financial Group	272,498
2,100	State Auto Financial	30,093
3,400	State Street	157,148
23,300	Symetra Financial	283,328
14,700	T. Rowe Price Group	927,791
1,200	Tompkins Financial	45,420
7,950	Torchmark	387,244
1,800	TowneBank	23,436
8,081	Travelers	519,770
30,600	Trustco Bank	167,382

The accompanying notes are an integral part of the financial statements.

Shares		Value $

40,751	U.S. Bancorp	1,310,960
6,300	Universal Insurance Holdings	26,082
22,700	Unum Group	538,898
4,200	Urstadt Biddle Properties	80,808
21,000	Yentas REIT	1,234,590
7,400	Waddell & Reed Financial Class A	236,652
232,472	Wells Fargo	7,771,539
6,200	WesBanco	126,976
4,800	Westamerica Bancorporation	220,176
		68,394,479
	Healthcare — 11.1%
77,333	Abbott Laboratories	4,799,286
23,913	Aetna	1,053,129
1,200	Agilent Technologies	50,616
3,300	Almost Family (1)	80,454
20,400	AmerisourceBergen	759,084
38,626	Amgen	2,746,695
13,800	Amsurg (1)	396,888
2,900	Assisted Living Concepts	51,939
36,872	Baxter International	2,043,077
20,800	Becton Dickinson	1,631,760
10,900	Biogen Idec (1)	1,460,709
55,571	Bristol-Myers Squibb	1,854,404
24,100	Cardinal Health	1,018,707
18,200	Celgene (1)	1,327,144
1,500	Centene (1)	59,385
4,700	Computer Programs & Systems	280,073
1,200	Corvel (1)	52,188
9,600	CR Bard	950,016
12,300	DaVita (1)	1,089,534
10,800	Depomed (1)	65,772
64,361	Eli Lilly	2,663,902
4,200	Ensign Group	112,182
11,624	Express Scripts Holding (1)	648,503
17,500	Five Star Quality Care (1)	60,025
25,800	Forest Laboratories (1)	898,614
39,302	Gilead Sciences (1)	2,044,097
10,000	Hi-Tech Pharmacal (1)	325,900
11,900	Humana	960,092
3,000	ICU Medical (1)	157,470
200	Intuitive Surgical (1)	115,640
113,784	Johnson & Johnson	7,406,200
2,200	Kensey Nash	62,546
10,900	Laboratory Corp. of America Holdings (1)	958,001
1,400	Landauer	73,808
15,100	Lincare Holdings	368,440
700	McKesson	63,987
4,600	Medicines (1)	101,614
6,300	Medicis Pharmaceutical Class A	242,361
3,800	Medidata Solutions (1)	98,458
2,300	MEDNAX (1)	161,552
64,403	Medtronic	2,460,195
107,407	Merck	4,214,651
17,800	Meridian Bioscience	365,790
13,315	Metropolitan Health Networks (1)	99,596
4,600	MModal (1)	58,696
7,900	Momenta Pharmaceuticals (1)	125,452
1,400	National Healthcare	63,840
27,100	PDL BioPharma	170,459
304,747	Pfizer	6,987,849
7,700	Pozen (1)	51,282
2,700	Quest Diagnostics	155,763
18,200	Sciclone Pharmaceuticals (1)	109,018
32,700	St. Jude Medical	1,266,144
22,699	Stryker	1,238,684
2,100	Techne	140,574
4,000	Thermo Fisher Scientific	222,600
2,600	U.S. Physical Therapy	63,388
53,500	UnitedHealth Group	3,004,025
8,900	Universal Health Services Class B	380,119
6,308	Waters (1)	530,566
6,000	WellPoint	406,920
		61,409,863
	Industrials — 9.5%
35,935	3M	3,211,151
8,400	Alaska Air Group (1)	283,920
3,700	Allegiant Travel (1)	217,412
2,200	Amerco	220,968
6,800	Ameresco (1)	82,892
2,200	American Science & Engineering	143,682
8,600	Applied Industrial Technologies	337,980
71,700	Applied Materials	859,683
3,400	AZZ	175,814
20,300	Boeing	1,559,040
27,108	Caterpillar	2,785,889
4,500	Celadon Group	70,335
7,700	CH Robinson Worldwide	459,998
75,398	CSX	1,682,129
13,200	Cummins	1,528,956
4,900	Danaher	265,678
22,700	Deere	1,869,572
18,700	Dover	1,171,742
3,300	DXP Enterprises (1)	143,121
2,800	Eaton	134,904
13,100	Exelis	151,043
2,500	FedEx	220,600
5,600	Flowserve	643,608

The accompanying notes are an integral part of the financial statements.

Shares		Value $

22,047	General Dynamics	1,488,173
388,089	General Electric	7,598,783
17,891	Honeywell International	1,085,268
366	Huntington Ingalls Industries (1)	14,439
29,500	Illinois Tool Works	1,692,710
4,700	Insperity	128,169
2,800	Intersections	33,684
9,100	John Bean Technologies	145,509
10,600	Joy Global	750,162
3,700	Kaman	127,206
15,800	Kla-Tencor	823,970
4,900	Lincoln Electric Holdings	240,149
19,000	Lockheed Martin	1,720,260
5,600	Marten Transport	117,992
5,800	McGrath RentCorp	170,636
5,700	Miller Industries	93,480
1,800	Multi-Color	38,376
1,100	NACCO Industries	124,817
4,300	Nordson	231,770
17,693	Norfolk Southern	1,290,351
9,800	Northrop Grumman	620,144
4,400	Pall	262,284
9,200	Parker Hannifin	806,748
500	Precision Castparts	88,185
15,400	Primoris Services	222,068
28,000	Raytheon	1,515,920
8,700	Rockwell Automation	672,858
9,200	Rockwell Collins	514,188
98	Seaboard (1)	195,061
2,200	Standex International	96,932
2,500	TAL International Group	103,275
3,600	Teledyne Technologies (1)	232,632
3,800	Twin Disc	83,334
26,000	Union Pacific	2,923,440
43,564	United Parcel Service Class B	3,404,091
44,895	United Technologies	3,665,228
6,000	US Ecology	130,080
1,700	WABCO Holdings (1)	107,151
2,332	WW Grainger	484,636
13,100	Xylem	365,228
		52,629,504
	Information Technology — 17.5%
6,400	Adobe Systems (1)	214,784
12,700	American Software	105,156
24,700	Analog Devices	962,806
9,900	Ancestry.com (1)	264,330
1,000	Anixter International (1)	68,580
37,339	Apple (1)	21,814,937
15,200	Automatic Data Processing	845,424
23,000	AVX	292,100
4,900	Blackbaud	151,802
19,500	BMC Software (1)	804,570
15,200	Booz Allen Hamilton Holding	259,920
13,100	Brooks Automation	154,056
46,100	CA	1,217,962
2,800	Cabot Microelectronics	96,264
6,400	CACI International Class A (1)	391,232
225,885	Cisco Systems	4,551,583
1,100	Cognizant Technology Solutions Class A (1)	80,652
2,700	Comtech Telecommunications	83,484
8,200	Convergys (1)	109,634
80,900	Corning	1,160,915
4,700	DDi	61,006
97,999	Dell (1)	1,604,244
14,000	eBay (1)	574,700
8,900	Ebix	182,005
1,800	Electro Rent	28,044
45,400	EMC (1)	1,280,734
4,200	Globecomm Systems (1)	59,556
9,349	Google Class A (1)	5,658,295
9,100	GT Advanced Technologies (1)	59,241
11,000	Hackett Group (1)	62,810
15,167	Harris	690,705
101,733	Hewlett-Packard	2,518,909
5,500	Integrated Silicon Solution (1)	58,410
224,674	Intel	6,380,741
49,894	International Business Machines	10,332,050
3,900	IXYS (1)	48,594
13,900	j2 Global	359,037
22,500	Jabil Circuit	527,625
7,500	Jack Henry & Associates	254,700
9,800	JDA Software Group (1)	283,024
12,600	Kemet (1)	107,226
6,900	Keynote Systems	126,960
21,300	Kulicke & Soffa Industries (1)	279,030
8,700	Lender Processing Services	230,985
6,000	Lexmark International Class A	180,600
7,400	Linear Technology	242,054
1,300	Littelfuse	81,471
6,600	Mantech International Class A	207,372
3,200	Mastercard Class A	1,447,264
19,000	Maxim Integrated Products	562,020
14,400	Microchip Technology	508,896
323,850	Microsoft	10,369,677
2,900	MKS Instruments	80,185

The accompanying notes are an integral part of the financial statements.

Shares		Value $

20,100	Molex	554,559
4,600	MTS Systems	220,662
5,700	Nanometrics (1)	88,407
1,100	NCI (1)	5,456
9,300	Net 1 UEPS Technologies (1)	81,840
8,400	Newport (1)	143,388
2,800	Opnet Technologies	64,848
179,681	Oracle	5,280,825
4,800	Plantronics	183,936
28,900	Power-One (1)	123,692
14,200	QLogic (1)	244,950
59,977	QUALCOMM	3,828,932
7,700	Rudolph Technologies (1)	83,160
200	SanDisk (1)	7,402
53,400	Symantec (1)	882,168
3,900	Synaptics (1)	119,769
6,700	SYNNEX (1)	255,203
19,100	TeleNav (1)	129,307
3,800	Telular	34,276
2,800	Tessco Technologies	56,000
56,822	Texas Instruments	1,814,895
17,700	Total System Services	416,304
7,300	ValueClick (1)	154,614
17,100	Visa Class A	2,102,958
100	Vishay Intertechnology (1)	1,122
18,300	Western Digital (1)	710,223
10,400	Xilinx	378,352
4,200	Zygo (1)	83,118
		97,128,727
	Materials — 2.6%
7,100	Albemarle	463,630
16,300	Bemis	527,957
5,682	CF Industries Holdings	1,096,967
11,800	Cliffs Natural Resources	734,668
18,800	Dow Chemical	636,944
25,900	E.I. du Pont de Nemours	1,384,614
11,400	Eastman Chemical	615,258
49,500	Freeport-McMoRan Copper & Gold	1,895,850
4,000	Innophos Holdings	196,680
3,600	Koppers Holdings	139,968
13,500	Kronos Worldwide	320,490
15,640	Monsanto	1,191,455
19,900	Mosaic	1,051,118
1,100	NewMarket	245,542
26,000	Newmont Mining	1,238,900
12,600	PPG Industries	1,326,024
4,200	Praxair	485,940
4,100	Schnitzer Steel Industries Class A	163,467
6,400	Sensient Technologies	237,760
1,200	Terra Nitrogen LP	321,600
		14,274,832
	Telecommunication Services — 2.4%
235,839	AT&T	7,761,462
10,300	CenturyLink	397,168
2,250	Lumos Networks	20,340
2,250	NTELOS Holdings	45,495
116,330	Verizon Communications	4,697,405
27,600	Windstream	310,224
		13,232,094
	Utilities — 3.0%
23,700	American Electric Power	920,508
10,200	American States Water	371,688
15,200	Aqua America	345,192
3,200	Atmos Energy	104,256
10,400	California Water Service Group	188,344
7,100	Chesapeake Utilities	298,342
14,700	CMS Energy	337,953
4,000	Consolidated Communications Holdings	77,400
18,760	Consolidated Edison	1,115,282
4,300	Dominion Resources	224,417
5,200	Duke Energy	111,436
8,500	El Paso Electric	260,440
39,871	Emerson Electric	2,094,822
11,600	Energen	607,608
6,300	Entergy	413,028
35,200	Exelon	1,373,152
6,200	FirstEnergy	290,284
7,900	MGE Energy	361,346
2,000	Middlesex Water	37,120
6,900	NeuStar Class A (1)	250,815
18,400	NextEra Energy	1,184,040
3,300	Northeast Utilities	121,341
6,437	PG&E	284,387
8,700	Piedmont Natural Gas	265,176
7,200	Portland General Electric	185,976
25,600	PPL	700,160
6,800	SCANA	313,616
46,608	Southern	2,141,171
2,900	Suburban Propane Partners LP	123,337
4,400	UGI	128,392
9,400	Unitil	248,724
100	USA Mobility	1,292
12,000	Vectren	353,400
9,900	Westar Energy	284,031

The accompanying notes are an integral part of the financial statements.

Shares		Value $

19,600	Xcel Energy	530,376
		16,648,852
	Total United States	479,158,258
	TOTAL COMMON STOCK (Cost $440,315,892)	501,266,499

	SHORT-TERM INVESTMENT (4) — 9.1%
50,557,208	JPMorgan Prime Money Market Fund, 0.120% (Cost $50,557,208)	50,557,208
	TOTAL INVESTMENTS — 99.5% (Cost $490,873,100)	551,823,707
	OTHER ASSETS LESS LIABILITIES — 0.5%	2,650,887
	NET ASSETS — 100%	$554,474.594

(1)	Denotes non-income producing security.
(2)	Security considered illiquid. On April 30, 2012 the value of these securities amounted to $0, representing 0.0% of the net assets of the Fund.
(3)	Security is fair valued. (See Note 2 in Notes to Financial Statements.)
(4)	The rate shown represents the 7-day current yield as of April 30, 2012.

A summary of the open futures contracts held by the Fund at April 30, 2012, is as follows:

	Number of		Unrealized
Type of Contract	Contracts Long (Short)	Expiration Date	Appreciation (Depreciation)
S&P 500 Index E-MINI	698	Jun-12	$926,714

A summary of the outstanding forward foreign currency contracts held by the Fund at April 30, 2012, is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
Barclays Capital	5/3/12	CAD	14,390,335	USD	14,405,937	$(160,434)
UBS Securities	5/3/12	USD	14,553,332	CAD	14,390,335	13,038
UBS Securities	5/31/12	CAD	14,390,335	USD	14,544,360	(13,031)
						$(160,427)

The accompanying notes are an integral part of the financial statements.

Schedule of Investments (concluded)

April 30, 2012 (unaudited)

ADR — American Depositary Receipt

CAD — Canadian Dollar

LLC — Limited Liability Company

LP — Limited Partnership

REIT — Real Estate Investment Trust

S&P — Standard & Poor’s

USD— United States Dollar

The following is a summary of the inputs used as of April 30, 2012, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities (1)
Common Stock (2)	$501,266,499	$—	$—	$501,266,499
Short-Term Investment	50,557,208	—	—	50,557,208
Total Investments in Securities	$551,823,707	$—	$—	$551,823,707

	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Futures—Unrealized Appreciation	$926,714	$—	$—	$926,714
Forwards—Unrealized Appreciation	—	13,038	—	13,038
Forwards—Unrealized Depreciation	—	(173,465)	—	(173,465)
Total Other Financial Instruments	$926,714	$(160,427)	$—	$766,287

(1) There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

(2) All securities in this category are Level 1 securities with the exception of two securities which were fair valued at zero. For a detailed break- out by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

Schroder U.S. Opportunities Fund

Schedule of Investments

April 30, 2012 (unaudited)

Shares		Value $

	COMMON STOCK — 90.3%
	Consumer Discretionary — 18.2%
32,300	Asbury Automotive Group (1)	901,816
33,100	Bally Technologies (1)	1,607,005
32,000	Big Lots (1)	1,172,480
34,900	CEC Entertainment	1,333,878
66,900	Chico’s FAS	1,027,584
23,000	Children’s Place (1)	1,057,540
29,700	Citi Trends (1)	330,858
53,000	Clear Channel Outdoor Holdings Class A	401,210
27,300	Collective Brands (1)	567,021
10,900	DeVry	350,435
37,500	Domino’s Pizza	1,417,875
10,700	Elizabeth Arden (1)	417,086
17,900	Express (1)	422,798
63,300	Finish Line	1,409,058
19,100	Group 1 Automotive	1,105,508
19,300	Harman International Industries	956,894
29,400	Healthcare Services Group	623,868
14,900	Home Inns & Hoels Management ADR (1)	354,024
19,100	Lamar Advertising Class A (1)	607,762
19,300	LKQ (1)	645,585
12,300	Madison Square Garden (1)	442,431
16,000	Men’s Wearhouse	592,640
32,900	Monster Worldwide (1)	283,927
32,800	Pinnacle Entertainment (1)	364,080
44,700	Progressive Waste Solutions	968,202
49,900	Rent-A-Center	1,707,079
26,300	Six Flags Entertainment	1,260,033
67,234	Standard Parking (1)	1,281,480
63,600	Waste Connections	2,049,828
202,600	Wendy’s	986,662
13,000	Wolverine World Wide	545,350
		27,191,997
	Consumer Staples — 0.9%
11,200	Casey’s General Stores	631,120
17,500	Harris Teeter Supermarkets	664,475
1,200	Nash Finch	30,120
		1,325,715
	Financial Services — 15.8%
83,876	Alterra Capital Holdings	2,007,153
8,700	Altisource Portfolio Solutions (1)	520,521
41,100	Apollo Global Management LLC Class A	527,724
10,400	Bank of Hawaii	508,456
79,400	Brown & Brown	2,141,418
1,600	Bryn Mawr Bank	34,384
19,000	Cash America International	888,250
64,094	Colonial Properties Trust REIT	1,433,783
27,220	CVB Financial	314,935
34,400	Delphi Financial Group Class A	1,562,448
11,440	Equity Lifestyle Properties REIT	800,113
51,100	FirstMerit	858,480
40,200	Genpact (1)	670,536
7,100	Health Care REIT	402,286
9,700	Infinity Property & Casualty	518,077
20,100	Lakeland Financial	523,404
38,215	LaSalle Hotel Properties REIT	1,123,903
28,000	Lazard LP Class A	770,280
33,700	MB Financial	696,579
109,900	MFA Financial	811,062
59,700	Ocwen Financial (1)	890,127
60,100	Old National Bancorp	770,482
29,300	Primerica (1)	768,539
25,844	Redwood Trust REIT	301,858
26,500	Reinsurance Group of America	1,540,710
22,300	Simmons First National Class A	542,782
11,500	SVB Financial Group (1)	737,035
21,800	Westamerica Bancorporation	999,966
		23,665,291
	Healthcare — 10.6%
51,700	Brookdale Senior Living (1)	982,817
11,800	Centene (1)	467,162
14,200	Cepheid (1)	545,422
17,000	Cooper	1,498,890
21,500	Fluidigm (1)	335,615
21,900	Haemonetics (1)	1,567,383
44,600	HealthSouth (1)	998,594
11,800	HMS Holdings (1)	283,908
219,200	Lexicon Pharmaceuticals (1)	355,104
19,700	LifePoint Hospitals (1)	768,694
50,300	Masimo (1)	1,113,139
29,300	MedAssets (1)	369,473
20,000	Medicis Pharmaceutical Class A	769,400
6,200	Myriad Genetics (1)	161,262
9,600	Onyx Pharmaceuticals (1)	436,896
9,400	Orthofix International (1)	387,468
58,800	Parexel International (1)	1,584,072
17,100	Salix Pharmaceuticals (1)	844,740
21,900	Sirona Dental Systems (1)	1,106,169
5,600	Techne	374,864
900	Vocera Communications (1)	19,935
16,200	Volcano (1)	439,830

The accompanying notes are an integral part of the financial statements.

Shares		Value $

9,500	West Pharmaceutical Services	426,550
		15,837,387
	Materials & Processing — 7.8%
38,300	Cabot	1,651,879
35,400	Innophos Holdings	1,740,618
25,600	Kaiser Aluminum	1,345,792
37,200	KapStone Paper and Packaging (1)	671,832
12,500	Minerals Technologies	838,750
49,300	Packaging Corp of America	1,439,067
53,330	Pretium Resources (1)	901,277
9,700	Quaker Chemical	420,980
35,500	Silgan Holdings	1,557,385
22,900	Sonoco Products	758,677
166,300	Timmins Gold (1)	407,396
		11,733,653
	Other Energy — 6.0%
31,400	Carrizo Oil & Gas (1)	880,456
42,000	Helix Energy Solutions Group (1)	857,220
18,100	Oil States International (1)	1,440,398
12,400	Petroleum Development (1)	426,436
133,000	Petroquest Energy (1)	803,320
15,700	SM Energy	1,037,927
44,300	SunCoke Energy (1)	674,246
58,400	Swift Energy (1)	1,766,600
34,400	Thermon Group Holdings (1)	764,368
59,000	Tsakos Energy Navigation	374,650
		9,025,621
	Producer Durables — 14.9%
31,600	ABM Industries	735,648
8,300	Allegiant Travel (1)	487,708
42,100	Applied Industrial Technologies	1,654,530
3,100	AZZ	160,301
63,500	Compass Diversified Holdings	932,180
36,400	Dycom Industries (1)	851,396
35,900	Edgen Group (1)	323,100
22,200	Electro Rent	345,876
44,700	EnerSys (1)	1,562,265
40,900	EnPro Industries (1)	1,693,669
16,700	Forrester Research	592,015
31,900	FTI Consulting (1)	1,159,246
11,300	Genesee & Wyoming Class A (1)	609,183
108,700	GrafTech International (1)	1,276,138
114,800	Hawaiian Holdings (1)	649,768
25,850	IDEX	1,119,564
3,100	Michael Baker (1)	69,843
63,400	MRC Global (1)	1,242,640
61,500	MYR Group (1)	1,028,280
52,900	Orion Marine Group (1)	366,068
6,400	Regal-Beloit	432,896
11,800	Rofin-Sinar Technologies (1)	297,360
42,200	Spirit Airlines (1)	1,013,644
31,363	Stantec (2)	1,024,532
69,900	Steelcase Class A	603,936
51,000	Swift Transportation (1)	534,990
14,000	Towers Watson	915,600
15,400	Zebra Technologies Class A (1)	597,366
		22,279,742
	Technology — 11.5%
21,400	AboveNet (1)	1,779,838
293,600	Anadigics (1)	648,856
12,700	Ariba (1)	485,140
124,000	Atmel (1)	1,099,880
84,800	Cadence Design Systems (1)	989,616
14,700	comScore (1)	292,824
19,355	EXFO (1)	138,001
38,300	Fairchild Semiconductor International (1)	542,711
11,000	Gartner (1)	481,800
12,800	Hittite Microwave (1)	685,312
124,000	Integrated Device Technology (1)	839,480
40,900	Kenexa (1)	1,336,203
15,000	M/A-Com Technology Solutions Holdings (1)	297,450
17,000	Monolithic Power Systems (1)	352,240
31,300	Nanometrics (1)	485,463
18,700	Netscout Systems (1)	386,903
65,260	Parametric Technology (1)	1,408,311
49,500	QLogic (1)	853,875
95,300	Sapient	1,140,741
26,500	Scansource (1)	873,440
36,200	Standard Microsystems (1)	958,576
28,747	TNS (1)	586,439
22,100	Websense (1)	458,354
		17,121,453
	Utilities — 4.6%
46,700	Cleco	1,905,360
38,900	IDACORP	1,584,786
60,422	NorthWestern	2,146,189
33,800	Unisource Energy	1,230,320
		6,866,655
	TOTAL COMMON STOCK (Cost $111,633,606)	135,047,514

The accompanying notes are an integral part of the financial statements.

Schedule of Investments (concluded)

April 30, 2012 (unaudited)

Shares		Value $

	SHORT-TERM INVESTMENT (3) — 10.2%
15,194,682	JPMorgan Prime Money Market Fund, 0.120% (Cost $15,194,682)	15,194,682

	TOTAL INVESTMENTS — 100.5% (Cost $126,828,288)	150,242,196
	OTHER LIABILITIES IN EXCESS OF OTHER ASSETS — (0.5)%	(736,160)
	NET ASSETS — 100%	$149,506,036

(1) Denotes non-income producing security.

(2) Canadian-domiciled company

(3) The rate shown represents the 7-day current yield as of April 30, 2012.

ADR — American Depositary Receipt

LLC — Limited Liability Corporation

LP — Limited Partnership

REIT — Real Estate Investment Trust

The following is a summary of the inputs used as of April 30, 2012, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities (1)
Common Stock (2)	$135,047,514	$—	$—	$135,047,514
Short-Term Investment	15,194,682	—	—	15,194,682
Total Investments in Securities	$150,242,196	$—	$—	$150,242,196

(1) There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

(2) All securities in this category are Level 1 securities. For a detailed break-out by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

Schroder U.S. Small and Mid Cap Opportunities Fund

Schedule of Investments

April 30, 2012 (unaudited)

Shares		Value $

	COMMON STOCK — 89.1%
	Auto & Transportation — 1.7%
22,500	Kansas City Southern	1,732,950
45,200	Ryder System	2,202,144
		3,935,094
	Consumer Discretionary — 15.5%
40,100	Asbury Automotive Group (1)	1,119,592
11,800	Autoliv	740,332
46,500	Bally Technologies (1)	2,257,575
48,100	Big Lots (1)	1,762,384
37,000	Children’s Place (1)	1,701,260
18,100	DeVry	581,915
16,300	Dick’s Sporting Goods	824,780
13,100	Elizabeth Arden (1)	510,638
32,500	Gentex	714,025
25,800	Harman International Industries	1,279,164
13,900	Home Inns & Hotels Management ADR (1)	330,264
67,300	Interpublic Group of Cos.	794,813
34,200	Lamar Advertising Class A (1)	1,088,244
36,000	Lear	1,494,000
9,024	Liberty Media - Liberty Capital (1)	789,059
23,500	Men’s Wearhouse	870,440
73,200	Pep Boys-Manny Moe & Jack	1,092,876
64,700	Rent-A-Center	2,213,387
93,700	Republic Services	2,564,569
57,600	Ross Stores	3,547,584
24,200	Snap-on	1,513,468
80,700	VeriSign	3,317,577
116,000	Waste Connections	3,738,680
		34,846,626
	Consumer Staples — 2.1%
23,700	Casey’s General Stores	1,335,495
13,200	Harris Teeter Supermarkets	501,204
29,100	McCormick	1,626,981
85,000	Viterra	1,368,983
		4,832,663
	Financial Services — 15.1%
22,700	Bank of Hawaii	1,109,803
28,300	CIT Group (1)	1,071,155
100,900	Comerica	3,230,818
29,100	Cullen/Frost Bankers	1,715,736
22,220	Digital Realty Trust REIT	1,668,500
37,600	HCC Insurance Holdings	1,201,696
13,300	Health Care REIT	753,578
134,400	Huntington Bancshares	899,136
27,300	Invesco Mortgage Capital REIT	481,572
38,200	KKR	539,384
29,300	Lazard LP Class A	806,043
40,700	MSCI Class A (1)	1,489,213
55,800	PartnerRe	3,884,796
169,300	People’s United Financial	2,089,162
25,000	Raymond James Financial	915,500
53,400	Reinsurance Group of America	3,104,676
55,000	Tanger Factory Outlet Centers REIT	1,722,600
29,900	UMB Financial	1,436,695
92,400	Willis Group Holdings	3,368,904
64,300	WR Berkley	2,421,538
		33,910,505
	Healthcare — 11.5%
55,400	Brookdale Senior Living (1)	1,053,154
115,700	CareFusion (1)	2,997,787
15,900	Centene (1)	629,481
21,800	DaVita (1)	1,931,044
76,700	DENTSPLY International	3,149,302
25,600	Henry Schein (1)	1,964,544
66,100	Life Technologies (1)	3,064,396
27,400	LifePoint Hospitals (1)	1,069,148
55,400	Lincare Holdings	1,351,760
37,600	Masimo (1)	832,088
28,500	Merit Medical Systems (1)	376,770
9,300	Myriad Genetics (1)	241,893
9,100	Onyx Pharmaceuticals (1)	414,141
25,600	Parexel International (1)	689,664
29,800	Salix Pharmaceuticals (1)	1,472,120
17,000	Sirona Dental Systems (1)	858,670
61,500	Universal Health Services Class B	2,626,665
22,800	West Pharmaceutical Services	1,023,720
		25,746,347
	Materials & Processing — 9.9%
37,200	Airgas	3,409,008
51,500	Cabot	2,221,195
128,200	Crown Holdings (1)	4,740,836
12,500	Martin Marietta Materials	1,036,000
45,400	Reliance Steel & Aluminum	2,537,406
41,700	Rock-Tenn Class A	2,599,161
17,500	Royal Gold	1,084,300
64,400	Silgan Holdings	2,825,228
122,970	Yamana Gold	1,807,659
		22,260,793
	Other Energy — 4.0%
28,200	Cimarex Energy	1,948,902
12,500	Concho Resources (1)	1,339,750
25,400	Dresser-Rand Group (1)	1,236,472

The accompanying notes are an integral part of the financial statements.

Shares		Value $

9,143	Oil States International (1)	727,600
32,200	SM Energy	2,128,742
52,200	Swift Energy (1)	1,579,050
		8,960,516
	Producer Durables — 7.7%
18,400	Alaska Air Group (1)	621,920
17,599	AMETEK	885,758
46,200	Applied Industrial Technologies	1,815,660
25,900	Dover	1,622,894
54,650	IDEX	2,366,891
23,200	Itron (1)	946,560
12,300	Kennametal	519,429
13,400	Manpower	570,840
86,800	Quanta Services (1)	1,920,016
42,900	Rollins	911,625
52,500	Spirit Airlines (1)	1,261,050
106,000	Steelcase Class A	915,840
18,200	Towers Watson	1,190,280
38,100	Verisk Analytics Class A (1)	1,864,995
		17,413,758
	Technology — 14.5%
25,100	AboveNet (1)	2,087,567
153,200	Advanced Micro Devices (1)	1,127,552
144,800	Amdocs	4,633,600
74,700	Arrow Electronics (1)	3,141,135
166,700	Atmel (1)	1,478,629
16,400	Autodesk (1)	645,668
50,500	Avnet (1)	1,822,040
37,900	Gartner (1)	1,660,020
220,000	Integrated Device Technology (1)	1,489,400
53,400	Molex	1,473,306
107,100	Parametric Technology (1)	2,311,218
191,200	PMC - Sierra (1)	1,351,784
57,900	QLogic (1)	998,775
37,054	Rovi (1)	1,059,745
45,600	SBA Communications Class A (1)	2,450,544
41,700	Skyworks Solutions (1)	1,131,738
51,600	Synopsys (1)	1,548,516
47,100	Teradyne (1)	810,591
56,193	Vantiv (1)	1,265,466
		32,487,294
	Telecommunication Services — 0.5%
81,900	NII Holdings (1)	1,146,190

	Utilities — 6.6%
77,300	Cleco	3,153,840
77,400	Energen	4,054,212
21,800	ITC Holdings	1,688,628
72,600	MetroPCS Communications (1)	529,980
15,300	NeuStar Class A (1)	556,155
42,800	Portland General Electric	1,105,524
186,900	Questar	3,691,275
		14,779,614
	TOTAL COMMON STOCK (Cost $178,220,276)	200,319,400

	SHORT-TERM INVESTMENT (2) — 11.8%
26,505,117	JPMorgan Prime Money Market Fund, 0.120% (Cost $26,505,117)	26,505,117
	TOTAL INVESTMENTS — 100.9% (Cost $204,725,393)	226,824,517
	OTHER LIABILITIES IN EXCESS OF OTHER ASSETS — (0.9)%	(2,075,685)
	NET ASSETS — 100%	$224,748,832

(1) Denotes non-income producing security.

(2) The rate shown represents the 7-day current yield as of April 30, 2012.

ADR — American Depositary Receipt

LP — Limited Partnership

REIT — Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Schedule of Investments (concluded)

April 30, 2012 (unaudited)

The following is a summary of the inputs used as of April 30, 2012, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities (1)
Common Stock (2)	$200,319,400	$—	$—	$200,319,400
Short-Term Investment	26,505,117	—	—	26,505,117
Total Investments in Securities	$226,824,517	$—	$—	$226,824,517

(1) There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

(2) All securities in this category are Level 1 securities. For a detailed break-out by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

Schroder Emerging Market Equity Fund

Schedule of Investments

April 30, 2012 (unaudited)

Shares		Value $

	COMMON STOCK — 84.9%
	Brazil — 7.0%
255,600	BR Malls Participacoes	3,159,214
191,429	BR Properties	2,390,164
563,856	Cia de Concessoes Rodoviarias	4,372,054
82,368	Cia Hering	2,045,210
267,300	Gerdau ADR	2,509,947
116,600	Iochpe-Maxion	2,018,624
104,200	Lojas Renner	3,311,069
118,378	Petroleo Brasileiro ADR	2,786,618
114,405	Telefonica Brasil ADR	3,257,110
119,700	Ultrapar Participacoes	2,714,075
74,193	Ultrapar Participacoes ADR	1,679,730
249,300	Vale ADR	5,534,460
		35,778,275
	China — 11.5%
451,000	Anhui Conch Cement Class H	1,511,345
39,700	Baidu ADR (1)	5,268,190
13,610,320	China Construction Bank Class H	10,595,443
1,460,600	China Pacific Insurance Group Class H	4,772,249
6,008,000	China Petroleum & Chemical Class H	6,473,662
3,040,000	Dongfeng Motor Group Class H	5,994,857
235,500	Hengan International Group	2,493,517
12,200,565	Industrial & Commercial Bank of China Class H	8,145,609
11,296	Mindray Medical International ADR	370,057
627,500	Parkson Retail Group	702,017
285,100	Tencent Holdings	8,958,695
624,000	Weichai Power Class H (1)	2,939,584
		58,225,225
	Colombia — 1.0%
56,729	Almacenes Exito	920,601
60,700	Ecopetrol ADR	3,927,290
		4,847,891
	Egypt — 0.9%
442,239	Centamin (1)	492,349
317,255	Commercial International Bank	1,342,965
309,619	Egyptian Financial Group-Hermes Holding (1)	694,501
43,000	Orascom Construction Industries GDR	1,896,300
		4,426,115
	Hong Kong — 8.2%
1,174,000	Belle International Holdings	2,303,014
1,379,000	China Mobile	15,276,504
2,394,000	China Overseas Land & Investment	5,189,960
2,464,000	China Resources Power Holdings	4,496,947
5,000,000	CNOOC	10,659,071
873,000	Dah Chong Hong Holdings	929,412
2,702,000	Lenovo Group	2,597,993
		41,452,901
	Hungary (2) — 0.2%
39,729	Magyar Telekom Telecommunications	99,939
6,505	Richter Gedeon	1,124,159
		1,224,098
	India — 3.2%
78,056	Dr. Reddy’s Laboratories ADR	2,640,634
187,600	HDFC Bank ADR	6,440,308
83,028	ICICI Bank ADR	2,813,819
69,200	Infosys Limited ADR	3,276,620
85,418	Mahindra & Mahindra GDR	1,150,871
		16,322,252
	Indonesia — 2.6%
377,000	Astra International	2,912,464
5,309,000	Bank Mandiri	4,274,697
4,879,500	Perusahaan Perkebunan London Sumatra Indonesia	1,552,966
2,529,500	Semen Gresik Persero	3,344,043
1,728,500	XL Axiata	1,015,603
		13,099,773
	Malaysia — 3.2%
2,248,400	Axiata Group	3,945,474
1,253,300	Genting	4,282,591
852,300	Public Bank	3,858,728
1,270,000	Sime Darby	4,087,839
		16,174,632
	Mexico — 2.5%
16,973	Alfa Class A	242,817
361,400	Alpek (1)	797,103
138,832	America Movil, Series L ADR	3,699,873
635,397	Grupo Bimbo, Series A	1,516,061
574,924	Grupo Financiero Banorte	2,772,675
398,100	Mexichem	1,483,788
724,040	Wal-Mart de Mexico	2,070,520
		12,582,837

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Peru — 0.7%
37,100	Cia de Minas Buenaventura ADR	1,531,117
14,092	Credicorp	1,844,784
		3,375,901
	Philippines — 0.6%
2,818,400	Ayala Land	1,431,897
109,100	SM Investments	1,806,274
		3,238,171
	Poland — 0.3%
356,109	Cyfrowy Polsat	1,570,886

	Qatar — 0.6%
72,575	Industries Qatar	2,910,296

	Russia — 8.2%
1,160,102	Gazprom ADR	13,306,370
97,076	Globaltrans Investment GDR	1,900,748
164,500	LUKOIL ADR	10,092,075
34,500	Magnit GDR	1,010,160
41,221	Mail.ru Group GDR (1)	1,782,808
196,900	Mobile Telesystems ADR	3,851,364
17,350	NovaTek GDR	2,205,185
112,661	Polymetal International (1)	1,672,966
176,900	Rosneft Oil GDR	1,262,182
364,965	Sberbank Savings Bank of the Russian Federation ADR	4,711,698
		41,795,556
	South Africa — 3.5%
69,464	AngloGold Ashanti	2,364,333
709,946	FirstRand	2,307,928
91,107	Foschini Group	1,509,357
28,607	Impala Platinum Holdings	556,805
88,791	Imperial Holdings	1,928,344
121,369	Mr Price Group	1,642,538
62,421	Naspers Class N	3,761,714
51,400	Sasol	2,442,531
74,528	Shoprite Holdings	1,288,577
		17,802,127
	South Korea — 16.6%
152,950	Cheil Worldwide	2,666,179
15,156	Daum Communications	1,421,556
147,670	DGB Financial Group	1,731,337
16,596	GS Engineering & Construction	1,237,954
40,680	Hana Financial Group	1,398,445
410	Hyundai Department Store	57,865
5,850	Hyundai Heavy Industries	1,464,926
12,470	Hyundai Mobis	3,393,010
71,028	Hyundai Motor	16,875,140
51,370	KB Financial Group	1,750,023
22,149	LG Chem	5,575,835
12,494	LG Household & Health Care	6,555,861
25,671	Samsung Electronics	31,574,109
57,685	Shinhan Financial Group	2,016,200
8,149	Shinsegae	1,788,255
72,850	SK Hynix	1,808,156
22,932	SK Innovation	3,206,067
		84,520,918
	Taiwan — 6.9%
335,011	Asustek Computer	3,383,544
4,881,023	Chinatrust Financial Holding	3,116,596
2,139,340	Hon Hai Precision Industry	6,767,722
115,000	Largan Precision	1,826,865
2,269,337	Taiwan Cement	2,707,650
801,700	Taiwan Mobile	2,585,554
4,127,139	Taiwan Semiconductor Manufacturing	12,264,774
1,681,770	WPG Holdings	2,297,366
		34,950,071
	Thailand — 5.5%
1,089,000	Bangkok Bank	6,870,439
2,330,700	CP ALL	5,798,327
1,235,900	Kasikornbank	6,551,275
94,900	Kasikornbank NVDR	504,590
646,200	PTT	7,376,137
12,600	PTT NVDR	143,824
287,700	Thai Oil	631,536
		27,876,128
	Turkey — 1.7%
377,902	TAV Havalimanlari Holding (1)	1,988,222
313,782	Turk Telekomunikasyon	1,375,728
214,680	Turkcell Iletisim Hizmetleri	1,073,247
704,019	Turkiye Garanti Bankasi	2,589,587
236,358	Turkiye Halk Bankasi	1,655,347
		8,682,131
	TOTAL COMMON STOCK (Cost $393,903,406)	430,856,184

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	PREFERRED STOCK — 6.8%
	Brazil — 6.8%
457,638	Banco Bradesco ADR	7,335,937
154,204	Cia de Bebidas das Americas ADR	6,473,484
202,977	Cia Energetica de Minas Gerais ADR	5,007,443
417,151	Itau Unibanco Holding ADR	6,545,099
180,839	Petroleo Brasileiro ADR	4,007,392
229,800	Vale ADR	4,970,574
500	Vale Class A	10,820
	TOTAL PREFERRED STOCK (Cost $36,082,289)	34,350,749

	EQUITY-LINKED WARRANTS (1) (3) (4) — 1.1%
	Russia — 1.1%
275,066	Sberbank Savings Bank of the Russian Federation, Expires 11/05/12	860,957
1,407,771	Sberbank Savings Bank of the Russian Federation, Expires 02/28/18	4,504,867
	TOTAL EQUITY-LINKED WARRANTS (Cost $4,596,134)	5,365,824

	SHORT-TERM INVESTMENT (5) — 3.8%
19,498,376	JPMorgan Prime Money Market Fund, 0.120% (Cost $19,498,376)	19,498,376
	TOTAL INVESTMENTS — 96.6% (Cost $454,080,205)	490,071,133
	OTHER ASSETS LESS LIABILITIES — 3.4%	17,405,711
	NET ASSETS — 100%	$507,476,844

(1)	Denotes non-income producing security.
(2)	Security is fair valued. (See Note 2 in Notes to Financial Statements.)
(3)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2012, the value of these securities amounted to $5,365,824, representing 1.1% of the net assets of the Fund.

(4)	Securities are not readily marketable.
(5)	The rate shown represents the 7-day current yield as of April 30, 2012.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

NVDR — Non Voting Depository Receipt

The accompanying notes are an integral part of the financial statements.

Schedule of Investments (concluded)

April 30, 2012 (unaudited)

The following is a summary of the inputs used as of April 30, 2012, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock (1)
Brazil	$35,778,275	$—	$—	$35,778,275
China	58,225,225	—	—	58,225,225
Colombia	4,847,891	—	—	4,847,891
Egypt	4,426,115	—	—	4,426,115
Hong Kong	41,452,901	—	—	41,452,901
Hungary	—	1,224,098	—	1,224,098
India	16,322,252	—	—	16,322,252
Indonesia	13,099,773	—	—	13,099,773
Malaysia	16,174,632	—	—	16,174,632
Mexico	12,582,837	—	—	12,582,837
Peru	3,375,901	—	—	3,375,901
Philippines	3,238,171	—	—	3,238,171
Poland	1,570,886	—	—	1,570,886
Qatar	2,910,296	—	—	2,910,296
Russia	41,795,556	—	—	41,795,556
South Africa	17,802,127	—	—	17,802,127
South Korea	84,520,918	—	—	84,520,918
Taiwan	34,950,071	—	—	34,950,071
Thailand	27,876,128	—	—	27,876,128
Turkey	8,682,131	—	—	8,682,131
Total Common Stock	429,632,086	1,224,098	—	430,856,184
Preferred Stock Brazil	34,350,749	—	—	34,350,749
Equity-Linked Warrants Russia	—	5,365,824	—	5,365,824
Short-Term Investment	19,498,376	—	—	19,498,376
Total Investments in Securities	$483,481,211	$6,589,922	$—	$490,071,133

(1) Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund generally recognizes transfers between the levels as of the beginning of the period. As of April 30, 2012, the Fund had securities with a total value of $1,224,098 transfer from Level 1 to Level 2. The change in level occurred due to developments that occurred between the time of closing of the foreign markets on which those securities trade and the close of business on the New York Stock Exchange.

The accompanying notes are an integral part of the financial statements.

Schroder International Alpha Fund

Schedule of Investments

April 30, 2012 (unaudited)

Shares		Value $

	COMMON STOCK — 96.8%
	Australia — 4.4%
351,392	Atlas Iron	1,025,171
41,784	Australia & New Zealand Banking Group	1,040,964
31,441	Newcrest Mining	861,586
		2,927,721
	Belgium — 2.2%
20,172	Anheuser-Busch InBev	1,453,903

	Brazil — 2.8%
58,232	BRF - Brasil Foods	1,057,014
33,309	Petroleo Brasileiro ADR	784,094
		1,841,108
	Canada — 4.3%
22,777	Potash Corp. of Saskatchewan	968,400
33,483	Suncor Energy	1,105,988
9,539	Toronto-Dominion Bank	806,207
		2,880,595
	China — 2.8%
216,000	China Shenhua Energy Class H	959,085
1,396,000	Industrial & Commercial Bank of China Class H	932,028
		1,891,113
	France — 9.4%
15,666	BNP Paribas	629,369
11,780	Cie Generale des Etablissements Michelin	879,765
14,883	Cie Generale d’Optique Essilor International	1,310,877
5,998	LVMH Moet Hennessy Louis Vuitton	993,633
41,507	Safran	1,538,395
14,144	Schneider Electric	868,905
		6,220,944
	Germany — 8.0%
17,262	Daimler	954,316
31,223	GEA Group	1,030,352
19,479	Kabel Deutschland Holding (1)	1,227,332
16,308	SAP	1,081,285
35,791	Symrise	1,037,544
		5,330,829
	Hong Kong — 6.4%
264,400	AIA Group	940,555
106,000	China Mobile	1,174,263
39,072	Jardine Strategic Holdings	1,257,337
75,000	Sun Hung Kai Properties	904,797
		4,276,952
	India — 1.1%
472,634	Idea Cellular (1)	704,018

	Israel — 1.7%
19,274	Check Point Software Technologies (1)	1,120,398

	Japan (2) — 13.6%
7,300	FANUC	1,240,088
28,400	Honda Motor	1,028,080
43,100	Mitsubishi	939,041
24,300	Nippon Telegraph & Telephone	1,101,094
134,000	Sekisui Chemical	1,206,000
47,800	Seven & I Holdings	1,447,742
35,300	Sumitomo Mitsui Financial Group	1,140,190
105,000	Yaskawa Electric	917,438
		9,019,673
	Netherlands — 1.3%
121,393	ING Groep (1)	855,982

	Norway — 1.5%
89,723	DnB NOR	967,317

	Russia — 1.4%
70,822	Sberbank Savings Bank of the Russian Federation ADR	914,312

	South Korea — 3.0%
3,031	Hyundai Mobis	824,716
936	Samsung Electronics	1,151,236
		1,975,952
	Switzerland — 8.5%
21,249	Julius Baer Group	813,533
30,870	Nestle	1,891,006
10,237	Roche Holding	1,869,988
4,398	Zurich Insurance Group	1,075,697
		5,650,224
	Thailand — 1.8%
225,100	Kasikornbank NVDR	1,196,873

	United Kingdom — 22.6%
70,743	AMEC	1,303,082
51,076	BG Group	1,202,339

The accompanying notes are an integral part of the financial statements.

Shares		Value $

10,928	BHP Billiton	350,179
105,739	Capita Group	1,137,735
249,286	Centrica	1,241,616
43,748	Diageo	1,101,190
54,440	GlaxoSmithKline	1,258,999
176,055	HSBC Holdings	1,586,032
223,724	Kingfisher	1,054,754
141,506	Premier Oil (1)	858,893
85,593	Prudential	1,048,069
19,565	Rio Tinto	1,089,890
110,270	United Utilities Group	1,106,852
36,035	Xstrata	688,617
		15,028,247
	TOTAL COMMON STOCK (Cost $60,807,436)	64,256,161

	SHORT-TERM INVESTMENT (3) — 2.6%
1,727,084	JPMorgan Prime Money Market Fund, 0.120% (Cost $1,727,084)	1,727,084
	TOTAL INVESTMENTS — 99.4% (Cost $62,534,520)	65,983,245
	OTHER ASSETS LESS LIABILITIES — 0.6%	409,334
	NET ASSETS — 100%	$66,392,579

(1)	Denotes non-income producing security.
(2)	Security is fair valued. (See Note 2 in Notes to Financial Statements.)
(3)	The rate shown represents the 7-day current yield as of April 30, 2012.

ADR — American Depositary Receipt

NVDR — Non Voting Depository Receipt

The accompanying notes are an integral part of the financial statements.

Schedule of Investments (concluded)

April 30, 2012 (unaudited)

The following is a summary of the inputs used as of April 30, 2012, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock (1)
Australia	$2,927,721	$—	$—	$2,927,721
Belgium	1,453,903	—	—	1,453,903
Brazil	1,841,108	—	—	1,841,108
Canada	2,880,595	—	—	2,880,595
China	1,891,113	—	—	1,891,113
France	6,220,944	—	—	6,220,944
Germany	5,330,829	—	—	5,330,829
Hong Kong	4,276,952	—	—	4,276,952
India	704,018	—	—	704,018
Israel	1,120,398	—	—	1,120,398
Japan	—	9,019,673	—	9,019,673
Netherlands	855,982	—	—	855,982
Norway	967,317	—	—	967,317
Russia	914,312	—	—	914,312
South Korea	1,975,952	—	—	1,975,952
Switzerland	5,650,224	—	—	5,650,224
Thailand	1,196,873	—	—	1,196,873
United Kingdom	15,028,247	—	—	15,028,247
Total Common Stock	55,236,488	9,019,673	—	64,256,161

Short-Term Investment	1,727,084	—	—	1,727,084

Total Investments in Securities	$56,963,572	$9,019,673	$—	$65,983,245

(1) Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund generally recognizes transfers between the levels as of the beginning of the period. As of April 30, 2012, the Fund had securities with a total value of $9,019,673 transfer from Level 1 to Level 2.  The change in level occurred due to developments that occurred between the time of closing of the foreign markets on which those securities trade and the close of business on the New York Stock Exchange.

The accompanying notes are an integral part of the financial statements.

Schroder International Multi-Cap Value Fund

Schedule of Investments

April 30, 2012 (unaudited)

Shares		Value $
	COMMON STOCK — 97.9%

	Australia — 5.3%
4,874	Aditya Birla Minerals	3,326
1,866	AGL Energy	29,125
16,391	AMP	72,926
10,774	ASG Group	9,935
7,417	Aspen Group REIT	3,710
1,106	Australia & New Zealand Banking Group	27,554
898	BHP Billiton	33,263
4,367	Breville Group	20,066
2,797	Cabcharge Australia	18,652
3,322	Cardno	24,229
17,440	CFS Retail Property Trust	34,980
1,312	Credit Group	8,202
42,295	Cue Energy Resources (1)	11,899
7,292	David Jones	18,919
1,920	Fleetwood	26,267
4,226	GrainCorp	40,642
26,187	Grange Resources	16,371
4,498	iiNET	14,763
3,177	Incitec Pivot	10,825
7,046	Investa Office Fund REIT	20,042
6,141	IOOF Holdings	39,863
4,114	Iress Market Technology	28,849
2,136	JB Hi-Fi	21,499
5,794	M2 Telecommunications Group	18,836
755	Macquarie Group	22,979
2,953	Melbourne IT	5,723
8,820	Metcash	36,392
3,562	Mineral Resources	44,389
4,280	Mortgage Choice	5,998
17,035	Mount Gibson Iron	19,613
1,255	OrotonGroup	11,102
3,560	OZ Minerals	34,608
23,916	Perilya (1)	9,719
9,816	Platinum Asset Management	45,002
1,761	Premier Investments	9,853
5,784	Qantas Airways (1)	9,854
9,351	Ramelius Resources (1)	7,502
539	Rio Tinto	37,263
10,664	Rubicon America Trust REIT (1) (2) (3)	—
4,885	Sedgman	10,943
1,329	SMS Management & Technology	8,392
3,209	Sonic Healthcare	42,163
6,391	Stockland REIT	20,643
4,185	TABCORP Holdings	12,515
30,778	Telstra	113,525
2,806	Woolworths	75,841
4,511	Wotif.com Holdings	20,775
		1,159,537
	Austria — 0.8%
448	Erste Group Bank	10,316
1,505	Oesterreichische Post	53,390
1,760	OMV	59,582
341	Raiffeisen Bank International	11,323
393	Semperit Holding	16,910
802	Vienna Insurance Group	32,697
		184,218
	Belgium — 1.2%
6,486	Ageas	11,805
1,167	Arseus	19,773
196	Befimmo Sicafi REIT	11,914
1,092	Bekaert	32,350
1,525	Belgacom	43,320
290	Compagnie Maritime Belge	6,760
505	Delhaize Group	24,583
1,480	KBC Groep	28,622
1,224	Mobistar	46,289
989	Nyrstar	8,103
307	Sipef	28,385
		261,904
	Bermuda — 1.1%
4,213	Catlin Group	28,853
13,000	Dickson Concepts International	7,205
62,000	Emperor International Holdings	11,188
50,000	First Pacific	54,326
2,477	Lancashire Holdings	32,360
12,000	Midland Holdings	6,063
2,328	Seadrill	90,103
		230,098
	Brazil — 0.6%
1,900	Centrais Eletricas Brasileiras	16,258
300	Cia de Saneamento Basico do Estado de Sao Paulo ADR	23,748
700	Cia de Saneamento de Minas Gerais-COPASA	16,397
2,400	Energias do Brasil	16,733
1,100	Eternit	5,771
1,400	Fertilizantes Heringer (1)	10,319
1,200	Grendene	6,182
3,000	Helbor Empreendimentos	14,574
1,100	Tractebel Energia	18,899
		128,881

The accompanying notes are an integral part of the financial statements.

Shares		Value $
	British Virgin Islands — 0.0%
151,608	Polo Resources	7,800

	Canada — 7.5%
1,000	Agrium	88,090
6,500	Amerigo Resources	5,330
900	Bank of Montreal	53,452
400	Barrick Gold	16,181
700	BCE	28,359
900	Calfrac Well Services	24,690
4,800	Canadian Oil Sands Trust	106,073
1,400	Cascades	6,009
600	Chemtrade Logistics Income Fund	9,949
2,500	Chorus Aviation Class B	7,820
1,300	CML HealthCare	14,068
1,300	Davis & Henderson	24,925
1,400	Enerplus	25,907
1,800	Ensign Energy Services	26,020
900	Freehold Royalties Trust	17,219
600	Genivar	16,144
1,000	Genworth MI Canada	20,783
2,600	Great-West Lifeco	65,799
10,900	High River Gold Mines (1)	12,800
3,800	Husky Energy	99,130
1,300	IGM Financial	60,996
1,200	Industrial Alliance Insurance and Financial Services	38,265
400	Liquor Stores North America	7,199
800	Magna International Class A	35,058
6,000	Manulife Financial	82,057
700	Medical Facilities	9,120
1,300	Morguard REIT	22,227
800	Mullen Group	17,331
2,700	Nevsun Resources	9,949
900	North West	20,262
1,400	Petrominerales	20,479
3,200	Power Corp. of Canada	88,596
2,700	Power Financial	80,903
2,500	Research In Motion (1)	35,759
2,000	Rogers Communications Class B	74,647
2,400	Rogers Sugar	13,508
1,400	Royal Bank of Canada	80,909
2,600	Shaw Communications Class B	53,587
2,100	Sino-Forest (1) (2) (3)	—
700	Sun Life Financial	17,163
2,400	Suncor Energy	79,275
900	TMX Group	41,089
1,100	Transglobe Energy (1)	15,099
1,700	Trican Well Service	24,592
1,200	Valener	18,270
600	Wajax	30,296
2,500	Yellow Media	152
		1,645,536
	Chile — 0.2%
18,715	Sigdo Koppers	44,752

	China — 1.9%
8,000	Anta Sports Products	7,909
45,000	Asia Cement China Holdings	22,214
60,000	Chaoda Modern Agriculture Holdings (1) (2) (3)	—
32,000	China Communications Services Class H	16,456
68,000	China Petroleum & Chemical Class H	73,270
16,000	China Yurun Food Group	20,478
30,000	China Zhongwang Holdings	12,373
10,000	Dongfeng Motor Group Class H	19,720
10,000	Great Wall Technology Class H	2,320
27,000	Haitian International Holdings	31,076
5,400	Inner Mongolia Yitai Coal (3)	30,726
24,000	Kingsoft	11,074
9,000	Pacific Textile Holdings	5,974
42,000	Sateri Holdings (1)	11,747
24,000	Shenzhou International Group Holdings	45,163
38,000	Tiangong International	9,404
49,000	Yangzijiang Shipbuilding Holdings	46,723
24,000	Yanzhou Coal Mining (1)	50,174
		416,801
	Cyprus — 0.1%
5,607	Songa Offshore (1)	19,301

	Czech Republic — 0.1%
1,215	Telefonica Czech Republic	24,502

	Denmark — 0.9%
9	AP Moller - Maersk	70,396
728	Danske Bank (1)	11,820
4,573	H Lundbeck	91,538
181	Royal UNIBREW	12,898
		186,652
	Finland — 1.4%
3,253	Elisa	73,374

The accompanying notes are an integral part of the financial statements.

Shares		Value $
3,575	Fortum	76,899
3,703	Orion Class B	75,534
875	PKC Group	19,400
1,680	Sampo Class A	44,699
1,515	Stora Enso Class R	10,328
813	Tieto	14,324
		314,558
	France — 4.7%
556	Akka Technologies	17,928
883	Alten	25,632
756	April	14,210
617	Arkema	54,647
2,350	AXA	33,284
823	BNP Paribas	33,064
246	Boiron	7,597
629	Bouygues	17,085
202	Cegid Group	4,043
624	Christian Dior	94,039
4,386	CNP Assurances	61,541
1,379	Credit Agricole	7,088
180	Credit Agricole Nord de France	3,193
140	Esso Francaise	11,597
433	Euler Hermes	30,670
398	FFP	15,539
337	Gecina REIT	31,240
190	Generale de Sante	2,296
2,109	Ipsen	56,224
1,389	Metropole Television	21,328
3,052	Natixis	9,300
309	Neopost	17,766
484	Nexity	13,800
3,854	PagesJaunes Groupe	11,070
478	Peugeot	5,739
789	Plastic Omnium	20,637
238	Renault	10,814
2,162	Sanofi	165,013
1,368	SCOR	36,171
2,279	Societe Generale	53,878
63	Tessi	6,546
1,568	Total	74,865
457	Valeo	22,443
200	Vinci	9,266
1,884	Vivendi	34,827
		1,034,380
	Gabon — 0.2%
108	Total Gabon	50,036

	Germany — 3.3%
488	Allianz	54,377
698	Aurubis	38,736
914	Axel Springer	41,680
1,049	BASF	86,354
571	Bayer	40,218
645	Bayerische Motoren Werke	61,310
593	Bechtle	26,704
318	Bertrandt	24,094
359	Cewe Color Holding	15,820
4,150	Commerzbank	8,982
311	Continental	30,142
230	Deutsche Bank	10,007
104	Draegerwerk	11,701
429	Elmos Semiconductor	4,816
204	Generali Deutschland Holding	17,258
1,056	Hannover Rueckversicherung	63,832
386	Indus Holding	12,025
860	K+S	42,980
1,629	Kontron	11,793
276	Lanxess	21,975
490	RWE	21,064
305	SMA Solar Technology	12,778
1,197	SQS Software Quality Systems	4,079
212	Tipp24 (1)	12,039
266	Wacker Chemie	21,440
432	Wincor Nixdorf	16,749
		712,953
	Greece — 0.3%
1,045	Hellenic Petroleum	7,677
3,382	JUMBO	16,430
963	Metka	10,555
1,578	Motor Oil Hellas Corinth Refineries	12,950
1,342	OPAP	11,991
		59,603
	Guernsey — 0.2%
10,527	Resolution	38,235

	Hong Kong — 5.4%
346,000	Apollo Solar Energy Technology Holdings (1)	9,633
38,000	Centron Telecom International Holdings (1)	5,192
97,000	Champion REIT	42,382

The accompanying notes are an integral part of the financial statements.

Shares		Value $
199,774	Champion Technology Holdings	2,626
27,000	China Green Holdings	7,900
8,500	China Mobile	94,163
17,000	China Overseas Grand Oceans Group	22,875
22,000	China Pharmaceutical Group	4,537
16,000	China Ting Group Holdings	1,134
24,000	CIMC Enric Holdings (1)	13,301
21,000	City Telecom HK	12,396
40,000	CNOOC	85,273
190,000	CSI Properties	7,714
33,200	Dah Sing Banking Group	34,447
5,200	Dah Sing Financial Holdings	18,666
370	Digitalhongkong.com (1)	39
12,000	Dongyue Group	8,986
34,000	Giordano International	29,667
23,000	Goldlion Holdings	9,931
14,000	Great Eagle Holdings	41,322
28,000	HKR International	10,646
6,000	Hongkong Land Holdings	37,260
20,000	Hopson Development Holdings	12,038
62,000	Hutchison Telecommunications Hong Kong Holdings	27,569
800	Jardine Matheson Holdings	39,720
5,000	Kingboard Chemical Holdings	14,017
28,000	Lee & Man Chemical	22,339
22,000	Lerado Group Holdings	2,127
85,000	Lonking Holdings	30,894
20,000	Luen Thai Holdings	2,707
64,000	Minmetals Land	8,084
74,000	New World China Land	22,795
31,602	New World Development	39,387
28,000	Norstar Founders Group (1) (2) (3)	—
14,680	NWS Holdings	22,175
9,500	Orient Overseas International	64,895
38,000	Pico Far East Holdings	9,159
17,000	Poly Hong Kong Investments	8,896
28,000	Regent Manner International	6,135
40,000	Royale Furniture Holdings	12,889
20,000	SinoMedia Holding	11,780
24,000	SmarTone Telecommunications Holdings	45,162
45,000	Stelux Holdings International	10,904
104,000	SUNeVision Holdings	14,879
46,000	Sunlight REIT	14,822
2,500	Swire Pacific Class A	29,532
1,400	Swire Properties	3,834
15,000	TAI Cheung Holdings	10,653
16,000	TCL Communication Technology Holdings	6,393
34,000	Texwinca Holdings	41,631
24,000	Tianneng Power International	11,878
2,800	VTech Holdings	31,397
12,000	Wheelock	40,522
38,000	Xinyi Glass Holdings	24,587
36,500	XTEP International Holdings	16,607
17,000	Yuexiu REIT	8,764
26,000	Yuexiu Transport Infrastructure	12,567
		1,181,828
	Indonesia — 0.7%
78,000	Aneka Tambang	14,598
4,000	Indo Tambangraya Megah	17,300
75,500	International Nickel Indonesia	25,467
97,500	Perusahaan Gas Negara	35,539
64,000	Sampoerna Agro	22,806
32,000	Telekomunikasi Indonesia	29,596
		145,306
	Ireland — 0.2%
675	DCC	17,066
928	FBD Holdings	10,687
3,548	Irish Bank Resolution (1) (2) (3)	—
17,066	Total Produce	10,165
5,407	United Drug	16,569
		54,487
	Israel — 1.2%
12,341	Bank Hapoalim	45,893
7,639	Bank Leumi Le-Israel	23,943
13,232	Bezeq Israeli Telecommunication	22,143
1,458	Cellcom Israel	18,337
1,922	First International Bank of Israel (1)	21,810
7,446	Israel Chemicals	85,422
18,205	Israel Discount Bank Class A (1)	23,646
1,536	Partner Communications	11,509
1,894	Super-Sol	6,656
		259,359
	Italy — 2.2%
1,049	Assicurazioni Generali	14,288
2,205	Atlantia	33,420
1,000	Autostrada Torino-Milano	5,414
1,279	Banca Generali	15,635
2,606	Banca Piccolo Credito Valtellinese	3,908
3,093	Banca Popolare di Milano	1,519
4,478	Banco Popolare	6,651
13,974	Beni Stabili	7,750
444	Beni Stabili REIT	241
1,315	Brembo	14,900
4,453	Cairo Communication	18,732

The accompanying notes are an integral part of the financial statements.

Shares		Value $
495	Danieli & C Officine Meccaniche	14,042
1,310	DiaSorin	34,525
4,511	Enel	14,809
2,852	ENI	63,310
883	Exor	20,536
14,327	Intesa Sanpaolo	21,676
22,246	KME Group	9,070
1,211	MARR	13,104
5,556	Mediaset	13,216
4,606	Mediobanca	22,498
8,717	Recordati	60,636
4,075	Snam Rete Gas	19,386
556	Societa Cattolica di Assicurazioni	10,429
1,635	Societa Iniziative Autostradali e Servizi	10,237
3,605	UniCredit	14,344
1,566	Unione di Banche Italiane	5,817
1,770	Zignago Vetro	12,347
		482,440
	Japan (3) — 17.2%
2,000	77 Bank	8,000
1,000	ADEKA	9,200
900	Aeon Delight	20,914
3,100	Ai Holdings	19,530
2,000	Aica Kogyo	29,350
500	Ain Pharmaciez	26,813
900	Alpen	18,326
1,700	AOC Holdings	9,478
700	AOKI Holdings	13,738
500	Aoyama Trading	10,338
22,000	Aozora Bank	56,650
500	Arcs	10,737
1,100	Arnest One	12,512
1,000	Asahi Diamond Industrial	11,125
4,000	Asahi Glass	31,650
6,000	Asahi Kasei	37,200
6	Asax	6,638
300	Autobacs Seven	14,381
7,000	Bank of Yokohama	34,037
400	Belc	5,960
900	BML	22,624
3,000	Calsonic Kansei	16,950
700	Canon Electronics	17,299
500	Century Tokyo Leasing	10,031
1,300	Charle	8,759
5,000	Chiba Bank	30,438
1,000	CMIC	16,875
3,000	Cosmo Oil	8,325
400	Cosmos Pharmaceutical	22,475
1,000	Create SD Holdings	27,788
1,000	Dai Nippon Printing	8,913
2,000	Daihatsu Diesel Manufacturing	8,200
2,000	Daihatsu Motor	37,950
2,000	Daiichi Jitsugyo	10,275
2,000	Dai-Ichi Kogyo Seiyaku	6,050
1,100	Daiichikosho	22,137
5,000	Daishi Bank	15,563
3,000	Daiwa House Industry	38,775
2,000	Daiwa Industries	10,125
2,400	DCM Holdings	18,150
500	Doshisha	14,569
600	Doutor Nichires Holdings	8,153
7	Dr. Ci:Labo	32,462
1,000	Eagle Industry	9,650
600	Earth Chemical	21,713
1,900	EDION	11,923
3,000	Eighteenth Bank	8,437
700	Exedy	19,758
800	Ferrotec	7,890
800	First Juken	7,330
600	Fuji	3,322
500	Fuji Machine Manufacturing	10,281
1,000	Fujikura Kasei	5,837
6	Fujishoji	6,698
800	Fukuda Denshi	23,930
400	Growell Holdings	12,850
6,000	Gunma Bank	30,450
4,000	Hachijuni Bank	21,800
1,400	Happinet	14,700
1,300	Hard Off	9,912
1,000	Heiwa	20,800
18	Heiwa Real Estate REIT	10,856
700	Heiwado	9,949
900	Hiday Hidaka	14,231
3,000	Higashi-Nippon Bank	6,450
4,000	Higo Bank	22,350
1,000	Hitachi Medical	14,437
600	Hogy Medical	27,600
700	Hokkaido Electric Power	9,835
800	Hokuto	17,230
12	Ichigo REIT	5,438
1,800	Ichinen Holdings	9,832
200	Idemitsu Kosan	18,450
200	Inaba Denki Sangyo	5,902
9	Infocom	10,294
1,100	Innotech	6,600
10	Inpex	66,250
8,000	Ishihara Sangyo Kaisha (1)	7,700

The accompanying notes are an integral part of the financial statements.

Shares		Value $
2,000	ITC Networks	13,000
1,600	Itochu Enex	9,180
3,000	Iyo Bank	24,900
400	J Trust	8,845
5	Japan Prime Realty Investment REIT Class A	14,369
1,000	Jidosha Buhin Kogyo	6,875
4,000	Juroku Bank	12,600
2,400	Justsystems (1)	7,260
4,000	Kaken Pharmaceutical	49,400
1,300	Kato Sangyo	26,731
10	KDDI	65,625
3,000	Keiyo Bank	13,950
2,000	Kinki Sharyo	7,150
600	Kintetsu World Express	21,532
600	Kohnan Shoji	8,700
1,100	Kojima	5,225
700	K’s Holdings	21,000
2,000	Kuraray	28,600
300	Kusuri No. Aoki	8,111
3,000	KYB	17,063
2,000	KYORIN Holdings	38,450
400	Lasertec	8,150
800	Lawson	52,900
900	Lintec	17,539
300	Macnica	7,005
2,000	Maeda Road Construction	24,200
1,000	Marubeni	6,975
2,000	Marudai Food	7,725
35	Marvelous AQL	7,000
600	Matsumotokiyoshi Holdings	13,313
3,100	MCJ	6,006
800	Meitec	16,460
200	Melco Holdings	4,690
4	MID REIT	11,095
700	Ministop	12,346
400	Mitani	5,725
1,000	Mitsubishi	21,787
2,500	Mitsubishi Chemical Holdings	13,188
4,600	Mitsubishi UFJ Financial Group	22,252
1,000	Mitsuboshi Belting	5,400
4,000	Mitsui	62,700
3,000	Mitsui Chemicals	8,662
5,000	Mitsui Engineering & Shipbuilding	7,375
1,000	Mitsui Home	5,250
44	Mitsui Knowledge Industry	7,623
11,200	Mizuho Financial Group	17,780
1,600	Moshi Moshi Hotline	15,840
600	Nagaileben	9,225
2,000	Nakayo Telecommunications	8,675
1,000	Namura Shipbuilding	3,975
500	NEC Capital Solutions	7,000
600	NEC Mobiling	21,870
1,300	Neturen	11,537
1,000	Nichireki	4,987
15	NIFTY	20,344
260	Nihon Chouzai	8,288
300	Nihon Trim	7,826
1,000	Nippo	10,300
2,000	Nippon Densetsu Kogyo	18,225
1,000	Nippon Pillar Packing	8,575
1,000	Nippon Seiki	12,637
2,000	Nippon Seisen	10,000
2,000	Nippon Steel Trading	5,800
600	Nippon Telegraph & Telephone	27,187
9,000	Nishi-Nippon City Bank	23,737
900	Nisshin Fudosan	5,737
200	Nisshin Sugar Holdings (1)	4,135
800	Nitto Denko	33,100
2	Nomura Real Estate Office Fund REIT	11,612
3,000	Noritake	8,737
7	NTT Data	24,351
78	NTT DoCoMo	132,795
500	Obara Group	6,675
4,000	Ogaki Kyoritsu Bank	13,700
3,000	Oita Bank	8,550
500	Parco	4,944
660	Point	24,329
1	Premier Investment REIT	3,781
2,000	Press Kogyo	11,925
400	Proto	13,800
18	Riberesute	13,387
1,500	Riken Keiki	10,519
188	Riso Kyoiku	12,267
1,600	Round One	10,460
500	San-A	20,281
2,000	San-Ai Oil	9,725
2,000	San-In Godo Bank	14,400
300	Sawai Pharmaceutical	31,575
900	SBS Holdings	8,437
2,000	Seino Holdings	13,875
2	Sekisui House SI Investment REIT	8,025
1,000	Sekisui Jushi	9,813
1,200	Seria	18,075
700	Shimachu	15,750
100	Shimamura	11,338
2,000	Shinagawa Refractories	5,125
4,000	Shinsho	9,100

The accompanying notes are an integral part of the financial statements.

Shares		Value $
4,000	Shiroki	12,850
2,000	Shizuoka Gas	14,475
1,200	Skymark Airlines	9,360
1,300	SNT	8,028
300	Softbank	8,985
400	Sogo Medical	14,665
5,600	Sojitz	9,450
1,100	SRA Holdings	12,513
900	Studio Alice	15,019
1,100	Sumitomo Forestry	9,584
2,000	Sumitomo Metal Mining	26,400
1,000	Sumitomo Mitsui Financial Group	32,300
5,000	Sumitomo Mitsui Trust Holdings	14,750
1,300	Sumitomo Pipe & Tube	12,480
1,000	Sumitomo Precision Products	5,463
1,100	Sundrug	33,715
700	Tachi-S	13,423
2,000	Taihei Kogyo	10,500
1,800	Takeda Pharmaceutical	78,413
1,000	TBK	6,500
9	T-Gaia	15,773
5,000	Toagosei	21,687
500	Tocalo	9,075
2,000	Toei	10,375
800	Tokai	17,700
800	Tokai Rika	14,940
310	Token	11,261
5,000	Tokuyama	15,687
2	Tokyu REIT	10,300
500	Tomen Electronics	7,388
2,200	TOMONY Holdings	10,065
6,000	TonenGeneral Sekiyu	56,250
2,100	Toppan Forms	18,874
1,800	Topre	16,965
1,000	Toridoll.corp	12,738
3,000	Toshiba Machine	16,387
7,000	Tosoh	19,512
700	Touei Housing	7,009
3,000	Toyo Ink SC Holdings	11,963
400	Tsuruha Holdings	24,000
1,100	Unipres	34,732
1,300	United Arrows	29,640
3,100	Utoc	10,850
1,100	Valor	19,277
1,300	VT Holdings	11,944
200	Yachiyo Bank	4,535
460	Yamada Denki	29,900
2,000	Yamanashi Chuo Bank	8,325
2,300	Yamazen	20,729
600	Yaoko	21,127
500	Yonekyu	4,794
600	Yorozu	12,135
6	Zappallas	6,383
3,000	Zojirushi	10,500
		3,759,904
	Luxembourg — 0.2%
1,352	Oriflame Cosmetics	48,598

	Malaysia — 0.8%
15,400	Affin Holdings	15,624
7,300	APM Automotive Holdings	11,338
22,200	Coastal Contracts	14,379
23,000	HAP Seng Consolidated	12,541
20,700	Hap Seng Plantations Holdings	20,454
17,800	Kumpulan Fima	10,824
6,900	Mudajaya Group	5,883
6,900	Ta Ann Holdings	14,867
4,500	Tradewinds Malaysia	14,544
6,600	Tradewinds Plantation	12,672
13,500	UMW Holdings	35,111
		168,237
	Malta — 0.0%
22,416	BGP Holdings (1) (2) (3)	—

	Mexico — 0.4%
3,000	Alfa Class A	42,918
11,128	Grupo Mexico	34,300
		77,218

	Netherlands — 3.1%
2,049	Aegon (1)	9,463
1,221	ASM International	43,162
792	ASML Holding	40,299
1,333	BE Semiconductor Industries	10,652
663	Beter Bed Holding	13,515
1,299	BinckBank	12,294
1,136	ING Groep (1)	8,010
3,046	Koninklijke Ahold	38,635
1,686	Koninklijke Boskalis Westminster	61,507
1,155	Koninklijke DSM	66,223
1,451	Koninklijke KPN	13,024
892	Mediq	11,831
400	Nieuwe Steen Investments Funds REIT	4,400
3,995	Royal Dutch Shell	142,093
4,002	Royal Dutch Shell Class A	142,432

The accompanying notes are an integral part of the financial statements.

Shares		Value $
1,155	Sligro Food Group	35,164
2,906	SNS Reaal (1)	5,736
105	Wereldhave REIT	7,387
		665,827
	New Zealand — 0.1%
7,005	Nuplex Industries	15,352

	Norway — 3.0%
9,933	ABG Sundal Collier Holding	7,724
2,038	Aker Solutions	34,632
2,671	Atea	28,470
3,650	Austevoll Seafood	13,393
2,219	Cermaq	30,302
1,197	DnB NOR	12,905
530	Farstad Shipping	15,744
1,561	Fred Olsen Energy	64,726
12,472	Kvaerner	36,830
1,043	Leroy Seafood Group	16,402
35,624	Marine Harvest	18,276
1,215	SpareBank 1 SMN	7,516
1,148	SpareBank 1 SR Bank	7,823
262	Sparebanken More	7,233
5,119	Statoil	136,675
4,157	Storebrand	18,682
5,132	Telenor	94,337
1,694	TGS Nopec Geophysical	48,959
924	Yara International	45,320
		645,949
	Philippines — 0.7%
18,900	Aboitiz Power	15,220
46,000	Manila Water	26,912
600	Philippine Long Distance Telephone ADR	36,432
8,700,000	Philodrill	12,364
15,100	Rizal Commercial Banking	15,701
6,770	Semirara Mining	40,408
		147,037
	Poland — 0.5%
1,408	Asseco Poland	20,910
458	Budimex	11,518
842	Grupa Lotos (1)	7,570
1,264	KGHM Polska Miedz	55,638
271	Zaklady Azotowe Pulawy	8,251
548	Zaklady Azotowe w Tarnowie-Moscicach (1)	5,865
		109,752
	Portugal — 0.2%
10,239	Banco BPI (1)	5,448
21,110	Banco Comercial Portugues (1)	2,962
5,516	Banco Espirito Santo (1)	4,673
8,605	Portucel Empresa Produtora de Pasta e Papel	21,824
2,407	Portugal Telecom	12,955
		47,862
	Russia — 0.1%
215	LUKOIL ADR	13,190

	Singapore — 2.7%
24,000	Boustead Singapore	16,873
21,000	CapitaCommercial Trust REIT	21,891
45,000	ComfortDelGro	55,636
105,000	Golden Agri-Resources	62,364
9,000	Hong Leong Asia	13,346
13,000	HTL International Holdings	3,834
2,000	Jardine Cycle & Carriage	76,234
18,000	Jurong Technologies Industrial (1) (2) (3)	—
11,000	Keppel	98,222
8,800	M1	17,351
10,000	SembCorp Industries	40,808
25,000	Singapore Telecommunications	63,030
18,000	Straits Asia Resources	28,655
16,000	UMS Holdings	5,366
11,000	United Engineers	22,311
10,000	UOL Group	36,525
1,000	Venture	6,950
18,000	Wing Tai Holdings	17,236
		586,632
	South Africa — 1.4%
3,067	Allied Electronics	9,860
1,753	Allied Technologies	12,333
989	Astral Foods	15,649
8,047	Capital Property Fund	9,596
7,501	Coronation Fund Managers	28,177
1,545	Gold Fields	19,657
2,627	Kagiso Media	6,556
1,186	Kumba Iron Ore	83,839
2,794	Lewis Group	27,141
1,607	MTN Group	28,093
1,080	Palabora Mining	21,535
3,283	Raubex Group	6,065
1,550	Reunert	14,357

The accompanying notes are an integral part of the financial statements.

Shares		Value $
360	Sasol	17,107
		299,965
	South Korea — 1.8%
151	AMOREPACIFIC Group	38,013
940	Bookook Steel	1,639
680	Chong Kun Dang Pharm	9,567
470	Daegu Department Store (1)	5,573
740	Daewoo Shipbuilding & Marine Engineering	20,757
410	Daishin Securities	3,563
840	Daou Technology	8,399
610	Dong Ah Tire & Rubber	6,045
37	Dongwon Industries	6,008
290	Global & Yuasa Battery	11,663
410	Halla Engineering & Construction	4,226
1,530	Hanil E-Wha	12,888
490	Hanyang Securities (1)	2,896
1,110	Hwa Shin	10,559
68	Hyundai Heavy Industries	17,028
169	Hyundai Motor	40,152
530	Jinheung Mutual Savings Bank	1,100
1,230	KT&G	84,458
1,970	Kwang Dong Pharmaceutical	7,016
190	Kyeryong Construction Industrial	2,219
1,300	Kyung Nong	3,485
624	Kyungdong Pharm	5,853
100	Mi Chang Oil Industrial	4,190
860	Motonic	5,837
60	Nexen	2,862
86	Nong Shim Holdings	3,904
58	Ottogi	8,519
110	Pusan City Gas	1,781
520	Sebang	6,971
470	Sejong Industrial	5,386
39	Shinsegae Food	2,685
187	Sindoh	9,101
1,500	SK Telecom ADR	20,280
1,260	Taeyoung Engineering & Construction	5,563
990	Whanin Pharmaceutical	5,422
650	Woongjin Thinkbig	6,413
		392,021
	Spain — 1.3%
2,281	Antena 3 de Television	12,077
998	Banco Espanol de Credito	3,756
1,861	Banco Popular Espanol	5,949
1,152	Banco Santander Central Hispano	7,198
3,522	CaixaBank	12,140
825	Caja de Ahorros del Mediterraneo (1) (2) (3)	—
4,717	Duro Felguera	29,096
2,592	Enagas	45,547
1,450	Grupo Catalana Occidente	20,422
5,580	Iberdrola	25,977
3,333	Indra Sistemas	34,580
12,568	Mapfre	36,317
395	Red Electrica	17,197
1,465	Repsol	28,022
1,875	Sacyr Vallehermoso	3,378
766	Vueling Airlines (1)	4,857
		286,513
	Sweden — 2.1%
232	AddTech	6,386
703	Avanza Bank Holding	16,839
1,675	Axfood	60,906
587	Bilia Class A	11,266
2,330	Billerud	22,533
1,920	Boliden	30,737
1,000	D Carnegie (1) (2) (3)	—
468	Hoganas Class B	18,138
1,952	Intrum Justitia	29,623
533	NCC Class B	10,475
1,390	Nolato	14,063
3,074	Peab	16,030
2,002	Scania	40,926
1,521	Skandinaviska Enskilda Banken	10,265
2,024	SKF Class B	48,031
2,615	Tele2 Class B	49,839
12,352	TeliaSonera	82,570
		468,627
	Switzerland — 2.9%
3,057	ABB	55,707
323	Baloise Holding	24,999
66	Emmi	14,099
3,953	Ferrexpo	18,746
73	Helvetia Holding	26,139
117	Komax Holding	11,891
1,890	Novartis	104,219
223	Pargesa Holding	14,926
871	Roche Holding	159,105
111	Swisscom	41,348
3,358	UBS (1)	41,917
48	Valora Holding	10,048
55	Vaudoise Assurances Holding	17,240
391	Zurich Insurance Group	95,634
		636,018

The accompanying notes are an integral part of the financial statements.

Shares		Value $
	Taiwan — 2.7%
9,000	Ability Enterprise	8,273
7,000	ACES Electronic	10,785
8,799	Asia Vital Components	5,287
7,000	Audix	6,231
5,000	Aurora Systems (1)	6,787
2,000	AV Tech (1)	6,683
15,000	Avermedia Technologies	11,991
11,105	Chicony Electronics	21,671
4,040	Chong Hong Construction	8,299
14,394	Compal Electronics	16,558
7,000	Coretronic	5,908
20,000	CTCI	38,619
5,000	E Ink Holdings	5,478
14,000	Feng TAY Enterprise	13,349
24,000	Formosan Rubber Group	15,406
7,069	FSP Technology	6,583
9,000	Gigabyte Technology	7,796
7,000	Grape King Industrial	11,539
6,000	Holiday Entertainment (1)	10,107
1,000	HTC	15,167
10,000	ICP Electronics	13,900
3,000	I-Sheng Electric Wire & Cable	4,704
16,044	Lite-On IT	16,259
18,090	Lite-On Technology	22,079
4,000	MPI	8,806
12,000	Phihong Technology	14,297
10,000	Powertech Technology	16,999
3,150	Promate Electronic	2,551
7,150	Radiant Opto-Electronics	30,109
11,000	Sigurd Microelectronics	8,549
7,020	Silitech Technology	16,463
3,000	Sincere Navigation	2,984
6,000	Sino-American Silicon Products	10,435
4,000	Sirtec International	5,738
4,000	Skymedi	7,436
3,015	Soft-World International	6,555
3,000	Sporton International (1)	7,282
4,000	Taiwan Navigation	3,985
4,000	Taiwan Prosperity Chemical	9,586
10,000	Taiwan Sogo Shin Kong SEC	9,860
6,600	Taiwan Surface Mounting Technology	13,784
6,000	Thye Ming Industrial	5,670
10,000	Topco Scientific	17,803
2,000	Tripod Technology	5,889
11,000	TSRC	26,626
6,000	Ttet Union	10,271
8,400	Weikeng Industrial	7,233
11,080	Wistron	16,634
7,000	Wistron NeWeb	13,157
3,000	Zeng Hsing Industrial	10,425
		578,586
	Thailand — 1.1%
18,400	Bangchak Petroleum	15,259
5,300	Bangkok Expressway	4,033
2,450	Banpu	44,618
13,300	Delta Electronics Thai	10,683
2,100	Electricity Generating	6,761
12,400	Hana Microelectronics	9,033
27,700	Khon Kaen Sugar Industry	12,431
25,300	Lanna Resources	23,860
13,700	MCOT	13,032
42,100	MCS Steel	10,200
110,400	Property Perfect	4,560
3,300	PTT	37,668
5,500	PTT Exploration & Production	31,748
19,100	SC Asset	9,193
74,800	Thai Tap Water Supply	15,811
		248,890
	Turkey — 0.7%
154	Bagfas Bandirma Gubre Fabrik	17,362
2,766	Ford Otomotiv Sanayi	25,435
1,234	Gubre Fabrikalari (1)	8,642
4,198	Koza Anadolu Metal Madencilik Isletmeleri (1)	8,223
3,903	Park Elektrik Uretim Madencilik Sanayi ve Ticaret (1)	12,045
1,239	Pinar SUT Mamulleri Sanayii	12,910
4,852	Soda Sanayii	9,310
3,204	Tofas Turk Otomobil Fabrikasi	14,193
6,180	Trakya Cam Sanayi	8,903
4,432	Turk Telekomunikasyon	19,432
816	Turk Traktor ve Ziraat Makineleri	14,311
		150,766
	United Kingdom — 15.4%
12,060	Aberdeen Asset Management	55,487
2,065	Anglo American	79,359
776	Anglo American (South African Shares)	29,949
4,420	Ashmore Group	27,445
3,745	AstraZeneca	164,069
1,783	Aviva	8,915
18,944	BAE Systems	90,757
4,077	Balfour Beatty	17,269
11,433	Barclays	40,496
16,258	Beazley	37,388

The accompanying notes are an integral part of the financial statements.

Shares		Value $
2,109	BHP Billiton	67,581
16,692	BP	120,548
6,370	Brewin Dolphin Holdings	16,902
21,666	Cable & Wireless Communications	11,600
4,159	Carillion	19,689
12,704	Centrica	63,275
3,250	Chemring Group	17,221
11,807	Cobham	43,401
2,433	Computacenter	16,382
1,948	Cranswick	25,449
1,884	Diploma	14,022
1,614	Domino Printing Sciences	15,690
4,038	Drax Group	35,584
5,585	easyJet	44,950
10,764	Electrocomponents	39,777
18,696	EnQuest (1)	38,443
4,221	Eurasian Natural Resources	38,327
3,357	Firstgroup	10,613
11,966	GKN	39,558
6,665	GlaxoSmithKline	154,137
4,379	Greggs	35,640
3,507	Gulfsands Petroleum (1)	7,171
5,022	Halfords Group	22,421
16,345	Hays	23,688
8,044	Highland Gold Mining	16,188
8,057	Home Retail Group	13,939
11,662	HSBC Holdings	105,060
12,000	HSBC Holdings (Hong Kong Shares)	109,349
7,063	ICAP	43,523
5,611	IG Group Holdings	42,161
2,030	IMI	32,599
1,349	Immunodiagnostic Systems Holdings	7,367
1,893	Imperial Tobacco Group	75,698
6,434	Inmarsat	45,923
1,649	Interior Services Group	3,666
4,356	Intermediate Capital Group	18,154
2,521	Interserve	11,709
2,968	Investec	17,109
1,009	John Menzies	10,677
1,280	Kazakhmys	17,886
1,407	Keller Group	10,275
563	Kier Group	10,654
36,054	Legal & General Group	68,810
38,645	Lloyds Banking Group (1)	19,449
7,183	Marks & Spencer Group	41,617
3,856	Micro Focus International	29,137
9,740	Mitie Group	46,109
3,313	Mondi	30,728
6,367	Morgan Crucible	33,582
7,640	N Brown Group	28,418
1,372	Next	65,218
3,803	Pace	4,490
9,114	Premier Farnell	31,757
7,901	Prudential	96,746
2,482	Reckitt Benckiser Group	144,486
2,281	Restaurant Group	10,399
1,465	Rio Tinto	81,610
35,601	Royal Bank of Scotland Group (1)	14,022
2,642	RPC Group	15,835
15,584	RSA Insurance Group	26,556
3,686	Scottish & Southern Energy	79,023
843	Standard Chartered	20,604
25,562	Standard Life	92,760
14,081	Tesco	72,521
2,409	Tullett Prebon	13,429
1,262	Valiant Petroleum (1)	11,981
994	Vedanta Resources	19,632
23,127	Vodafone Group	63,994
3,965	WH Smith	33,911
12,388	WM Morrison Supermarkets	56,413
1,140	WSP Group	4,648
2,471	Xstrata	47,220
		3,370,245
	TOTAL COMMON STOCK (Cost $21,744,133)	21,360,356

	PREFERRED STOCK — 0.7%

	Brazil — 0.4%
1,500	Bradespar	27,165
1,040	Cia Energetica de Minas Gerais ADR	25,657
800	Cia Energetica do Ceara Class A	14,274
3,700	Marcopolo	19,915
		87,011
	Germany — 0.3%
16	KSB	9,317
191	ProSiebenSat.1 Media	4,849
209	Volkswagen	39,589
		53,755
	TOTAL PREFERRED STOCK (Cost $124,525)	140,766

The accompanying notes are an integral part of the financial statements.

Shares		Value $
	INVESTMENT COMPANY — 0.0%

	Guernsey — 0.0%
3,969	IRP Property Investments Limited (Cost $10,788)	4,412

	RIGHTS (1) — 0.0%

	Australia — 0.0%
1,449	M2 Telecom Group Expires 05/12 (Cost $—)	604

	WARRANT (1) (2) (3) — 0.0%

	Netherlands — 0.0%
446	Nieuwe Steen Investments, Expires 04/01/13 (Cost $—)	—

	SHORT-TERM INVESTMENT (4) — 0.9%

203,630	JPMorgan Prime Money Market Fund, 0.120% (Cost $203,630)	203,630

	TOTAL INVESTMENTS — 99.5% (Cost $22,083,076)	21,709,768
	OTHER ASSETS LESS LIABILITIES — 0.5%	109,943
	NET ASSETS — 100%	$21,819,711

(1)	Denotes non-income producing security.
(2)	Security considered illiquid. On April 30, 2012 the value of these securities amounted to $0, representing 0.0% of the net assets of the Fund.
(3)	Security is fair valued. (See Note 2 in Notes to Financial Statements.)
(4)	The rate shown represents the 7-day current yield as of April 30, 2012.

The accompanying notes are an integral part of the financial statements.

A summary of the outstanding forward foreign currency contracts held by the Fund at April 30, 2012, is as follows:

						Unrealized
						Appreciation
Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		(Depreciation)
JPMorgan	5/2/12	USD	687,762	GBP	435,300	$18,688
UBS Securities	5/2/12	GBP	435,300	USD	700,570	(5,880)
UBS Securities	5/2/12	USD	141,366	TRY	250,500	1,268
UBS Securities	5/2/12	USD	323,899	ZAR	2,515,400	(306)
UBS Securities	5/2/12-5/24/12	TRY	501,000	USD	277,842	(6,680)
UBS Securities	5/2/12-5/24/12	ZAR	5,030,800	USD	645,906	(172)
UBS Securities	5/24/12	USD	528,992	GBP	328,100	3,400
						$10,318

ADR — American Depositary Receipt

GBP — British Pound

REIT — Real Estate Investment Trust

TRY — Turkish Lira

USD — United States Dollar

ZAR — South African Rand

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of April 30, 2012, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Common Stock (1)
Australia	$1,159,537	$—	$—	$1,159,537
Austria	184,218	—	—	184,218
Belgium	261,904	—	—	261,904
Bermuda	230,098	—	—	230,098
Brazil	128,881	—	—	128,881
British Virgin Islands	7,800	—	—	7,800
Canada	1,645,536	—	—	1,645,536
Chile	44,752	—	—	44,752
China	386,075	30,726	—	416,801
Cyprus	19,301	—	—	19,301
Czech Republic	24,502	—	—	24,502
Denmark	186,652	—	—	186,652
Finland	314,558	—	—	314,558
France	1,034,380	—	—	1,034,380
Gabon	50,036	—	—	50,036
Germany	712,953	—	—	712,953
Greece	59,603	—	—	59,603
Guernsey	38,235	—	—	38,235
Hong Kong	1,181,828	—	—	1,181,828
Indonesia	145,306	—	—	145,306
Ireland	54,487	—	—	54,487
Israel	259,359	—	—	259,359
Italy	482,440	—	—	482,440
Japan	—	3,759,904	—	3,759,904
Luxembourg	48,598	—	—	48,598
Malaysia	168,237	—	—	168,237
Mexico	77,218	—	—	77,218
Netherlands	665,827	—	—	665,827
New Zealand	15,352	—	—	15,352
Norway	645,949	—	—	645,949
Philippines	147,037	—	—	147,037
Poland	109,752	—	—	109,752
Portugal	47,862	—	—	47,862
Russia	13,190	—	—	13,190
Singapore	586,632	—	—	586,632
South Africa	299,965	—	—	299,965
South Korea	392,021	—	—	392,021
Spain	286,513	—	—	286,513
Sweden	468,627	—	—	468,627
Switzerland	636,018	—	—	636,018
Taiwan	578,586	—	—	578,586
Thailand	248,890	—	—	248,890
Turkey	150,766	—	—	150,766
United Kingdom	3,370,245	—	—	3,370,245
Total Common Stock	17,569,726	3,790,630	—	21,360,356

Preferred Stock
Brazil	87,011	—	—	87,011
Germany	53,755	—	—	53,755
Total Preferred Stock	140,766	—	—	140,766

The accompanying notes are an integral part of the financial statements.

Schedule of Investments (concluded)

April 30, 2012 (unaudited)

	Level 1	Level 2	Level 3	Total

Investments in Securities (concluded)
Investment Company
Guernsey	$4,412	$—	$—	$4,412

Rights
Australia	604	—	—	604

Short-Term Investment	203,630	—	—	203,630

Total Investments in Securities	$17,919,138	$3,790,630	$—	$21,709,768

	Level 1	Level 2	Level 3	Total

Other Financial Instruments
Forwards—Unrealized Appreciation	$—	$23,356	$—	$23,356
Forwards—Unrealized Depreciation	—	(13,038)	—	(13,038)
Total Other Financial Instruments	$—	$10,318	$—	$10,318

(1) Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund generally recognizes transfers between the levels as of the beginning of the period. As of April 30, 2012, the Fund had securities with a total value of $3,790,630 transfer from Level 1 to Level 2. The change in level occurred due to developments that occurred between the time of closing of the foreign markets on which those securities trade and the close of business on the New York Stock Exchange.

The accompanying notes are an integral part of the financial statements.

Schroder Global Quality Fund

Schedule of Investments
April 30, 2012 (unaudited)

Shares		Value $
	COMMON STOCK — 94.7%

	Australia — 2.2%
6,722	BHP Billiton	248,991
626	Campbell Brothers	44,725
2,501	CSL	95,533
10,889	Iress Market Technology	76,357
9,657	Mineral Resources	120,343
4,896	Monadelphous Group	118,556
24,079	Mount Gibson Iron	27,723
9,418	Navitas	38,762
14,981	NRW Holdings	63,843
30,596	Platinum Asset Management	140,270
3,185	Rio Tinto	220,190
7,448	Woolworths	201,306
11,778	Wotif.com Holdings	54,242
		1,450,841
	Belgium — 0.5%
1,263	Bekaert	37,416
3,298	Colruyt	135,114
3,569	Mobistar	134,972
		307,502
	Bermuda — 1.1%
5,400	Arch Capital Group (1)	212,112
6,500	Assured Guaranty	92,170
38,000	Giordano International	33,158
9,654	Lancashire Holdings	126,123
7,022	Seadrill	271,778
		735,341
	Brazil — 0.6%
2,344	Cielo	70,401
5,000	CPFL Energia	69,879
11,100	Energias do Brasil	77,391
7,400	JHSF Participacoes	23,215
2,200	Natura Cosmeticos	49,710
4,200	Tractebel Energia	72,161
2,100	Valid Solucoes e Servicos	32,269
		395,026
	Canada — 3.8%
2,600	Agrium	229,035
2,200	Alimentation Couche Tard Class B	95,429
3,400	Canadian National Railway	290,145
12,100	Canadian Oil Sands Trust	267,392
4,500	Centerra Gold	58,263
6,900	CGI Group Class A (1)	154,854
27,000	High River Gold Mines (1)	31,705
5,300	IAMGOLD	65,724
4,500	Industrial Alliance Insurance and Financial Services	143,493
5,100	Neo Material Technologies (1)	56,222
3,900	Pacific Rubiales Energy	111,885
1,400	Pan American Silver	27,225
6,000	Pason Systems	78,170
5,500	Petrominerales	80,453
3,700	Potash Corp. of Saskatchewan	157,311
9,600	Research In Motion (1)	137,316
4,800	Suncor Energy	158,550
900	Teck Resources Class B	33,582
3,300	TMX Group	150,661
2,000	Transglobe Energy (1)	27,454
9,000	Trican Well Service	130,192
1,300	Wajax	65,642
		2,550,703
	Chile — 0.4%
15,432	Administradora de Fondos de Pensiones Provida	82,393
400	Administradora de Fondos de Pensiones Provida ADR	32,000
163,906	Aguas Andinas	108,426
3,375	ENTEL Chile	66,999
		289,818
	China — 1.8%
92,000	Anta Sports Products	90,949
57,500	China Shenhua Energy Class H	255,312
64,000	Dongfeng Motor Group Class H	126,207
33,000	Great Wall Motor Class H	71,286
104,000	Haitian International Holdings	119,701
15,000	Pacific Textile Holdings	9,957
83,000	Shenzhou International Group Holdings	156,187
14,000	Weichai Power Class H (1)	65,952
133,000	Yangzijiang Shipbuilding Holdings	126,820
82,000	Yanzhou Coal Mining (1)	171,427
160,000	Zijin Mining Group (1)	52,174
		1,245,972
	Czech Republic — 0.1%
100	Philip Morris CR	58,085

	Denmark — 0.3%
10,912	H Lundbeck	218,426

The accompanying notes are an integral part of the financial statements.

Shares		Value $
	Finland — 0.3%
536	Kone Class B	33,169
8,556	Orion Class B	174,527
		207,696
	France — 0.9%
1,017	April	19,116
807	BioMerieux	66,187
428	Christian Dior	64,501
8,104	CNP Assurances	113,709
1,901	Ipsen	50,679
4,538	Metropole Television	69,681
165	Sartorius Stedim Biotech	11,630
1,685	Societe BIC	185,594
93	Virbac	15,640
		596,737
	Gabon — 0.2%
322	Total Gabon	149,181

	Germany — 0.5%
1,798	Gerry Weber International	76,350
4,252	K+S	212,499
1,088	SMA Solar Technology	45,582
385	Wacker Chemie	31,031
		365,462
	Greece — 0.1%
6,348	OPAP	56,719

	Guernsey — 0.1%
19,268	Resolution	69,982

	Hong Kong — 1.9%
28,000	China BlueChemical	20,029
24,000	China Mobile	265,871
127,000	CNOOC	270,741
19,600	Dah Sing Banking Group	20,336
12,400	Dah Sing Financial Holdings	44,510
32,000	Dongyue Group	23,963
26,000	First Pacific	28,250
30,000	Great Eagle Holdings	88,546
108,000	Guangdong Investment	79,483
6,000	Hongkong Land Holdings	37,260
69,000	Lonking Holdings	25,079
15,600	Sands China	61,325
106,000	SmarTone Telecommunications Holdings	199,468
4,200	Swire Properties	11,503
88,000	Xinyi Glass Holdings	56,938
58,500	XTEP International Holdings	26,616
		1,259,918
	Indonesia — 1.3%
57,500	Astra Agro Lestari	133,888
28,000	Indo Tambangraya Megah	121,104
60,000	International Nickel Indonesia	20,238
605,500	Perusahaan Gas Negara	220,709
308,000	Perusahaan Perkebunan London Sumatra Indonesia	98,025
14,500	Surya Citra Media	13,411
42,500	Tambang Batubara Bukit Asam	85,319
192,500	Telekomunikasi Indonesia	178,037
		870,731
	Ireland — 0.5%
4,000	Accenture Class A	259,800
3,300	Seagate Technology	101,508
		361,308
	Israel — 0.6%
22,586	Israel Chemicals	259,111
7,518	Osem Investments	115,024
		374,135
	Italy — 0.4%
3,717	DiaSorin	97,961
20,698	Recordati	143,976
		241,937
	Japan (2) — 8.4%
1,700	ABC-Mart	61,774
2,500	Aeon Delight	58,094
2,400	Aeon Mall	53,430
800	Ain Pharmaciez	42,900
13,000	Aozora Bank	33,475
2,200	Cosmos Pharmaceutical	123,613
19	CyberAgent	58,377
4,900	Daiichikosho	98,612
9,000	Daiwa House Industry	116,325
2,468	Dena	77,218
21	Dr. Ci:Labo	97,387
6,500	Gree	174,769
11,000	Hachijuni Bank	59,950
5,000	Higo Bank	27,937
1,100	Hisamitsu Pharmaceutical	48,950
11	Inpex	72,875
10,000	Iyo Bank	83,000

The accompanying notes are an integral part of the financial statements.

Shares		Value $
4,000	JGC	115,600
92	Jupiter Telecommunications	97,290
12,000	Kaken Pharmaceutical	148,200
50	KDDI	328,125
6,000	KYORIN Holdings	115,350
2,900	Lawson	191,763
4,400	Miraca Holdings	173,525
8,100	Mitsubishi UFJ Financial Group	39,184
8,000	Nabtesco	172,200
5,000	NET One Systems	68,500
1,550	Nitori Holdings	142,406
7,700	Nomura Research Institute	177,581
168	NTT DoCoMo	286,020
8,500	Otsuka Holdings	256,062
1,530	Point	56,400
1,300	Ryohin Keikaku	70,525
9,000	San-In Godo Bank	64,800
4,900	Santen Pharmaceutical	204,269
900	Sawai Pharmaceutical	94,725
11,000	Softbank	329,450
8	So-net Entertainment	33,450
4,300	Sony Financial Holdings	70,305
3,100	Sugi Holdings	100,285
3,100	Sundrug	95,015
1,700	Tokyo Seimitsu	35,041
5,000	Trend Micro	152,125
2,400	Tsumura	63,990
1,600	Tsuruha Holdings	96,000
3,900	Unipres	123,142
4,200	Universal Entertainment	96,338
1,910	USS	194,104
490	Yahoo Japan	147,061
		5,627,517
	Malaysia — 1.0%
48,200	AMMB Holdings	99,713
60,800	BIMB Holdings	51,035
6,900	Carlsberg Brewery Malaysia	26,360
93,700	DiGi.com	125,098
2,500	Fraser & Neave Holdings	15,714
30,300	KLCC Property Holdings	33,945
83,100	Maxis	168,067
17,000	Petronas Chemicals Group	36,685
15,700	Petronas Gas	87,061
23,400	Sarawak Oil Palms	52,430
		696,108
	Mexico — 0.8%
1,800	America Movil ADR	47,970
600	Grupo Aeroportuario del Sureste ADR	49,146
31,200	Grupo Herdez	68,982
86,851	Grupo Mexico	267,702
63,900	Kimberly-Clark de Mexico	130,243
		564,043
	Netherlands — 1.1%
2,289	ASM International	80,915
4,943	ASML Holding	251,514
7,573	Royal Dutch Shell Class A	269,525
3,900	Unilever	133,552
		735,506
	Norway — 1.3%
5,295	Kongsberg Gruppen	102,237
15,569	Statoil	415,685
3,798	TGS Nopec Geophysical	109,766
4,755	Yara International	233,224
		860,912
	Philippines — 0.9%
70,900	Aboitiz Equity Ventures	85,644
92,500	Aboitiz Power	74,491
69,860	DMCI Holdings	98,784
158,200	Manila Water	92,552
1,500	Philippine Long Distance Telephone ADR	91,080
41,600	Rizal Commercial Banking	43,255
23,850	Semirara Mining	142,354
		628,160
	Poland — 0.6%
2,049	Jastrzebska Spolka Weglowa (1)	60,139
4,612	KGHM Polska Miedz	203,008
14,132	PGE	84,614
17,579	Synthos	34,006
		381,767
	Russia — 0.3%
4,800	CTC Media	51,984
2,115	LUKOIL ADR	129,755
		181,739
	Singapore — 1.3%
75,000	First Resources	113,940
7,000	Jardine Cycle & Carriage	266,820
79,000	M1	155,766
2,000	Singapore Land	9,632
40,000	StarHub	103,111
70,000	Straits Asia Resources	111,434
36,000	UOL Group	131,491

The accompanying notes are an integral part of the financial statements.

Shares		Value $
7,000	Wheelock Properties Singapore	9,786
		901,980
	South Africa — 1.8%
8,114	AVI	50,312
815	Bidvest Group	19,276
61,822	Capital Property Fund	73,725
18,772	Coronation Fund Managers	70,516
30,464	FirstRand	99,034
2,940	Kumba Iron Ore	207,829
6,725	Lewis Group	65,326
9,030	MTN Group	157,858
1,298	Palabora Mining	25,882
8,626	Reunert	79,898
20,228	Sanlam	87,018
2,849	Sasol	135,385
10,287	Vodacom Group	143,056
		1,215,115
	South Korea — 1.0%
371	AMOREPACIFIC Group	93,396
1,360	Dongbu Insurance	54,394
5,840	Halla Climate Control	118,854
1,350	Kangwon Land	28,968
2,112	Kia Motors	155,860
3,093	KT&G	212,381
		663,853
	Spain — 0.3%
5,230	Antena 3 de Television	27,692
4,891	Duro Felguera	30,170
31,673	Mapfre	91,523
940	Red Electrica	40,924
3,226	Zardoya Otis	39,500
		229,809
	Sweden — 0.6%
4,108	Axfood	149,375
1,113	Betsson	36,513
4,335	Billerud	41,923
1,166	Hennes & Mauritz	40,056
1,898	Hexpol	70,596
2,907	SKF Class B	68,985
		407,448
	Switzerland — 1.4%
3,500	ACE	265,895
28	Belimo Holding	55,466
16,635	Ferrexpo	78,885
1,193	Meyer Burger Technology (1)	19,716
324	Partners Group Holding	61,648
2,532	Roche Holding	462,519
836	Schweizerische National-Versicherungs-Gesellschaft (1)	32,514
		976,643
	Taiwan — 0.7%
39,000	E Ink Holdings	42,727
7,100	HTC	107,684
1,000	Largan Precision	15,886
13,000	MStar Semiconductor (1)	77,221
6,000	Simplo Technology	46,219
33,000	Taiwan Secom (1)	67,789
39,500	TSRC	95,611
		453,137
	Thailand — 1.0%
44,400	Advanced Info Service	264,234
3,600	Banpu	65,561
46,900	PTT Exploration & Production	270,724
5,500	Siam Makro	68,504
		669,023
	Turkey — 0.3%
7,173	Ford Otomotiv Sanayi	65,961
12,695	Trakya Cam Sanayi	18,288
13,869	Turk Telekomunikasyon	60,807
2,894	Turk Traktor ve Ziraat Makineleri	50,753
		195,809
	United Kingdom — 11.7%
44,368	Aberdeen Asset Management	204,134
4,464	African Barrick Gold	26,030
7,633	AMEC	140,599
2,720	Anglo American	104,531
9,360	Antofagasta	179,398
1,900	Aon	98,420
26,513	Ashmore Group	164,625
10,960	AstraZeneca	480,160
40,831	Beazley	93,897
8,262	BHP Billiton	264,749
5,642	British American Tobacco	289,251
5,878	Capita Group	63,246
5,488	Close Brothers Group	65,685
12,089	Cobham	44,438
22,618	Compass Group	236,392
921	Croda International	33,362
4,591	Diploma	34,169
8,219	Domino Printing Sciences	79,898
12,451	Drax Group	109,723
43,018	EnQuest (1)	88,454
8,501	Eurasian Natural Resources	77,190

The accompanying notes are an integral part of the financial statements.

Shares		Value $
3,886	Fidessa Group	97,752
549	Greggs	4,468
21,716	Halma	142,769
12,856	Hargreaves Lansdown	109,849
18,168	Highland Gold Mining	36,561
31,117	HSBC Holdings	280,325
4,400	HSBC Holdings (Hong Kong Shares)	40,095
19,218	IG Group Holdings	144,405
12,847	IMI	206,305
10,647	Jardine Lloyd Thompson Group	121,472
130,883	Legal & General Group	249,795
9,081	Micro Focus International	68,618
34,960	Mitie Group	165,501
11,651	N Brown Group	43,338
5,643	Next	268,239
4,767	Petrofac	134,226
9,250	Playtech	55,844
16,442	Premier Farnell	57,290
24,171	Prudential	295,969
2,537	PZ Cussons	13,682
7,076	Reckitt Benckiser Group	411,919
15,340	Restaurant Group	69,931
4,543	Rio Tinto	253,073
12,602	Sage Group	58,513
10,827	Smith & Nephew	106,569
5,063	Spectris	154,968
1,859	Spirax-Sarco Engineering	69,571
71,739	Standard Life	260,327
38,164	Tesco	196,555
4,372	Ultra Electronics Holdings	119,485
13,828	Unilever	471,945
1,209	Victrex	28,490
11,879	WH Smith	101,598
26,060	WM Morrison Supermarkets	118,674
3,361	Xstrata	64,228
		7,900,700
	United States — 42.6%
	Consumer Discretionary — 3.9%
1,700	Advance Auto Parts	156,060
3,200	Apollo Group Class A (1)	112,704
5,300	Avon Products	114,480
600	Bed Bath & Beyond (1)	42,234
2,200	Bridgepoint Education (1)	47,432
2,200	Buckle	101,596
2,900	Career Education (1)	20,677
1,100	Coinstar (1)	69,069
3,200	DeVry	102,880
2,500	DIRECTV (1)	123,175
1,200	DSW	67,512
2,400	GameStop Class A	54,624
4,400	Guess?	128,832
2,100	Healthcare Services Group	44,562
1,300	ITT Educational Services (1)	85,826
800	Jos A Bank Clothiers (1)	38,040
4,300	Limited Brands	213,710
10,000	Mattel	336,000
1,000	McDonald’s	97,450
4,200	McGraw-Hill	206,514
2,000	PetSmart	116,520
1,000	Ross Stores	61,590
1,400	Sohu.com (1)	72,198
900	Strayer Education	88,812
1,600	Tupperware Brands	99,664
		2,602,161
	Consumer Staples — 5.2%
600	Brown-Forman Class B	51,810
6,600	Campbell Soup	223,278
4,500	Coca-Cola	343,440
3,800	Colgate-Palmolive	375,972
7,000	Darling International (1)	114,660
5,600	HJ Heinz	298,536
9,200	Hormel Foods	267,352
3,300	Lorillard	446,457
4,000	McCormick	223,640
500	Nu Skin Enterprises Class A	26,650
5,800	PepsiCo	382,800
2,600	Philip Morris International	232,726
8,400	Walgreen	294,504
3,800	Wal-Mart Stores	223,858
		3,505,683
	Energy — 4.1%
2,400	Alliance Resource Partners LP	154,992
3,700	Apache	354,978
1,700	Atwood Oceanics (1)	75,361
900	BP Prudhoe Bay Royalty Trust	112,014
1,500	C&J Energy Services (1)	28,275
4,000	Chevron	426,240
1,200	Contango Oil & Gas (1)	65,112
1,900	Diamond Offshore Drilling	130,245
1,700	Energen	89,046
4,900	ExxonMobil	423,066
3,400	Halliburton	116,348
400	Helmerich & Payne	20,556
7,400	HollyFrontier	228,068
4,700	Occidental Petroleum	428,734
12,000	RPC	124,080
		2,777,115

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Financials — 8.1%
7,300	Aflac	328,792
2,900	Amtrust Financial Services	78,996
3,300	Arthur J Gallagher	123,948
600	BOK Financial	34,218
1,500	Cash America International	70,125
2,400	CBOE Holdings	63,456
6,930	Citigroup	228,967
6,900	CNA Financial	211,278
6,800	CNO Financial Group (1)	49,436
4,337	Commerce Bancshares	173,914
3,500	Community Bank System	98,420
6,400	CreXus Investment	67,136
3,500	Cullen/Frost Bankers	206,360
5,500	CVB Financial	63,635
9,800	Discover Financial Services	332,220
2,100	Erie Indemnity	161,490
2,400	Ezcorp (1)	64,296
1,300	FBL Financial Group Class A	37,856
4,900	Fifth Third Bancorp	69,727
1,500	Franklin Resources	188,265
2,200	Goldman Sachs Group	253,330
13,300	Hudson City Bancorp	93,898
23,300	Huntington Bancshares	155,877
5,400	JPMorgan Chase	232,092
19,700	KeyCorp	158,388
2,200	Marsh & McLennan	73,590
12,400	Morgan Stanley	214,272
4,100	Northern Trust	195,119
3,900	PNC Financial Services Group	258,648
800	Portfolio Recovery Associates (1)	55,056
4,400	Primerica (1)	115,412
1,500	ProAssurance	132,135
900	PS Business Parks REIT	61,425
600	StanCorp Financial Group	23,028
4,700	State Street	217,234
8,700	Symetra Financial	105,792
2,300	T. Rowe Price Group	145,165
2,900	Trustmark	73,805
5,100	Waddell & Reed Financial Class A	163,098
3,200	Zions Bancorporation	65,248
		5,445,147
	Healthcare — 9.3%
4,800	Abbott Laboratories	297,888
4,700	Aetna	206,988
6,800	AmerisourceBergen	253,028
8,200	Baxter International	454,362
5,800	Becton Dickinson	455,010
11,200	Bristol-Myers Squibb	373,744
2,400	Chemed	144,816
11,600	Eli Lilly	480,124
3,300	Express Scripts Holding (1)	184,107
9,100	Forest Laboratories (1)	316,953
4,200	Gilead Sciences (1)	218,442
2,300	Humana	185,564
7,100	Johnson & Johnson	462,139
3,800	Laboratory Corp. of America Holdings (1)	333,982
11,500	Medtronic	439,300
9,700	Merck	380,628
2,900	Momenta Pharmaceuticals (1)	46,052
5,500	Patterson	187,495
8,200	PDL BioPharma	51,578
400	Quality Systems	14,960
5,100	St. Jude Medical	197,472
3,800	STERIS	119,358
2,900	Stryker	158,253
1,600	United Therapeutics (1)	70,000
4,000	UnitedHealth Group	224,600
300	Waters (1)	25,233
		6,282,076
	Industrials — 5.0%
3,200	3M	285,952
12,900	CSX	287,799
800	Cubic	36,984
2,400	Cummins	277,992
2,300	Dover	144,118
3,600	Emerson Electric	189,144
4,300	General Dynamics	290,250
1,500	Joy Global	106,155
4,100	Kla-Tencor	213,815
2,200	Lockheed Martin	199,188
1,700	Parker Hannifin	149,073
2,100	Rockwell Automation	162,414
2,200	Rockwell Collins	122,958
2,300	Spirit Airlines (1)	55,246
1,700	Teledyne Technologies (1)	109,854
2,600	Union Pacific	292,344
1,700	United Parcel Service Class B	132,838
3,400	United Technologies	277,576
		3,333,700
	Information Technology — 5.1%
1,000	Adtran	30,520
6,600	Analog Devices	257,268
1,200	Ancestry.com (1)	32,040
800	Apple (1)	467,392
3,700	Atmel (1)	32,819
4,800	BMC Software (1)	198,048

The accompanying notes are an integral part of the financial statements.

Shares		Value $

2,000	CACI International Class A (1)	122,260
12,000	Dell (1)	196,440
700	Global Payments	32,501
5,100	GT Advanced Technologies (1)	33,201
10,500	Intel	298,200
1,700	International Business Machines	352,036
400	Intuit	23,188
3,300	j2 Global	85,239
400	Jack Henry & Associates	13,584
1,100	Littelfuse	68,937
4,000	Maxim Integrated Products	118,320
700	MAXIMUS	30,975
2,600	Microchip Technology	91,884
13,200	Microsoft	422,664
2,700	NeuStar Class A (1)	98,145
10,200	Oracle	299,778
700	Paychex	21,686
5,000	QLogic (1)	86,250
300	Syntel	17,967
		3,431,342
	Materials — 1.9%
1,300	CF Industries Holdings	250,978
2,900	Cliffs Natural Resources	180,554
6,000	Freeport-McMoRan Copper & Gold	229,800
2,000	Intrepid Potash (1)	49,700
4,500	Kronos Worldwide	106,830
3,400	Mosaic	179,588
400	NewMarket	89,288
1,313	Southern Copper	43,171
600	Terra Nitrogen LP	160,800
		1,290,709
	Total United States	28,667,933
	TOTAL COMMON STOCK (Cost $60,485,814)	63,762,722

	PREFERRED STOCK — 0.4%

	Brazil — 0.2%
4,800	AES Tiete	66,731
900	Cia de Bebidas das Americas ADR	37,782
3,000	Cia Energetica de Minas Gerais ADR	74,010
		178,523
	Germany — 0.2%
1,878	Fuchs Petrolub	111,866

	TOTAL PREFERRED STOCK (Cost $222,108)	290,389

	SHORT-TERM INVESTMENT (3) — 5.4%
3,635,050	JPMorgan Prime Money Market Fund, 0.120% (Cost $3,635,050)	3,635,050

	TOTAL INVESTMENTS — 100.5% (Cost $64,342,972)	67,688,161
	OTHER LIABILITIES IN EXCESS OF OTHER ASSETS — (0.5)%	(305,668)
	NET ASSETS — 100%	$67,382,493

(1)          Denotes non-income producing security.

(2)          Security is fair valued. (See Note 2 in Notes to Financial Statements.)

(3)          The rate shown represents the 7-day current yield as of April 30, 2012.

A summary of the open futures contracts held by the Fund at April 30, 2012, is as follows:

	Number of		Unrealized
	Contracts	Expiration	Appreciation
Type of Contract	Long (Short)	Date	(Depreciation)
S&P 500 Index E-MINI	37	Jun-12	$5,786

The accompanying notes are an integral part of the financial statements.

A summary of the outstanding forward foreign currency contracts held by the Fund at April 30, 2012, is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
Barclays Capital	5/2/12	USD	653,650	GBP	409,200	$10,441
HSBC	5/2/12	GBP	409,200	USD	651,230	(12,862)
UBS Securities	5/2/12	USD	207,111	TRY	367,000	1,857
UBS Securities	5/2/12	USD	569,341	ZAR	4,421,500	(538)
UBS Securities	5/2/12-5/24/12	TRY	734,000	USD	407,059	(9,786)
UBS Securities	5/2/12-5/24/12	ZAR	8,843,000	USD	1,136,309	652
						$(10,236)

ADR — American Depositary Receipt

GBP — British Pound

LP — Limited Partnership

REIT — Real Estate Investment Trust

S&P — Standard & Poor’s

TRY — Turkish Lira

USD — United States Dollar

ZAR — South African Rand

The following is a summary of the inputs used as of April 30, 2012, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock (1)
Australia	$1,450,841	$—	$—	$1,450,841
Belgium	307,502	—	—	307,502
Bermuda	735,341	—	—	735,341
Brazil	395,026	—	—	395,026
Canada	2,550,703	—	—	2,550,703
Chile	289,818	—	—	289,818
China	1,245,972	—	—	1,245,972
Czech Republic	58,085	—	—	58,085
Denmark	218,426	—	—	218,426
Finland	207,696	—	—	207,696
France	596,737	—	—	596,737
Gabon	149,181	—	—	149,181
Germany	365,462	—	—	365,462
Greece	56,719	—	—	56,719
Guernsey	69,982	—	—	69,982
Hong Kong	1,259,918	—	—	1,259,918
Indonesia	870,731	—	—	870,731
Ireland	361,308	—	—	361,308
Israel	374,135	—	—	374,135
Italy	241,937	—	—	241,937
Japan	—	5,627,517	—	5,627,517
Malaysia	696,108	—	—	696,108
Mexico	564,043	—	—	564,043
Netherlands	735,506	—	—	735,506
Norway	860,912	—	—	860,912
Philippines	628,160	—	—	628,160

The accompanying notes are an integral part of the financial statements.

Schedule of Investments (concluded)

April 30, 2012 (unaudited)

	Level 1	Level 2	Level 3	Total
Investments in Securities (concluded)
Poland	$381,767	$—	$—	$381,767
Russia	181,739	—	—	181,739
Singapore	901,980	—	—	901,980
South Africa	1,215,115	—	—	1,215,115
South Korea	663,853	—	—	663,853
Spain	229,809	—	—	229,809
Sweden	407,448	—	—	407,448
Switzerland	976,643	—	—	976,643
Taiwan	453,137	—	—	453,137
Thailand	669,023	—	—	669,023
Turkey	195,809	—	—	195,809
United Kingdom	7,900,700	—	—	7,900,700
United States
Consumer Discretionary	2,602,161	—	—	2,602,161
Consumer Staples	3,505,683	—	—	3,505,683
Energy	2,777,115	—	—	2,777,115
Financials	5,445,147	—	—	5,445,147
Healthcare	6,282,076	—	—	6,282,076
Industrials	3,333,700	—	—	3,333,700
Information Technology	3,431,342	—	—	3,431,342
Materials	1,290,709	—	—	1,290,709
Total Common Stock	58,135,205	5,627,517	—	63,762,722

Preferred Stock
Brazil	178,523	—	—	178,523
Germany	111,866	—	—	111,866
Total Preferred Stock	290,389	—	—	290,389

Short-Term Investment	3,635,050	—	—	3,635,050

Total Investments in Securities	$62,060,644	$5,627,517	$—	$67,688,161

	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Futures—Unrealized Appreciation	$5,786	$—	$—	$5,786
Forwards—Unrealized Appreciation	—	12,950	—	12,950
Forwards—Unrealized Depreciation	—	(23,186)	—	(23,186)
Total Other Financial Instruments	$5,786	$(10,236)	$—	$(4,450)

(1) Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund generally recognizes transfers between the levels as of the beginning of the period. As of April 30, 2012, the Fund had securities with a total value of $5,627,517 transfer from Level 1 to Level 2. The change in level occurred due to developments that occurred between the time of closing of the foreign markets on which those securities trade and the close of business on the New York Stock Exchange.

The accompanying notes are an integral part of the financial statements.

Schroder Total Return Fixed Income Fund

Schedule of Investments

April 30, 2012 (unaudited)

Principal Amount ($)		Value $

	CORPORATE OBLIGATIONS — 45.9%
	Abbott Laboratories
75,000	4.125%, 05/27/20	84,788
	Agrium
105,000	6.125%, 01/15/41	124,991
	Air Canada (1)
190,000	9.250%, 08/01/15	185,725
	Alliance One International
200,000	10.000%, 07/15/16	203,000
	Altria Group
90,000	9.950%, 11/10/38	142,617
	America Movil
205,000	2.375%, 09/08/16	210,231
	American Axle & Manufacturing
220,000	7.750%, 11/15/19	237,050
	American Express Bank
250,000	6.000%, 09/13/17	295,621
	Anheuser-Busch InBev Worldwide
280,000	5.375%, 11/15/14	311,186
	Apache
235,000	4.750%, 04/15/43	251,435
	Atmos Energy
65,000	8.500%, 03/15/19	86,224
	Avis Budget Car Rental LLC
195,000	8.250%, 01/15/19	205,237
	Banco Bradesco (1)
200,000	5.750%, 03/01/22	203,800
	Bank Nederlandse Gemeenten (1)
500,000	1.375%, 03/23/15	499,673
	Bank of America
200,000	5.875%, 02/07/42	198,339
445,000	5.650%, 05/01/18	471,243
325,000	3.875%, 03/22/17	324,545
	Bank of Montreal (1)
1,335,000	2.850%, 06/09/15	1,413,159
520,000	1.950%, 01/30/17	531,484
	Bank of Nova Scotia (1)
245,000	2.550%, 01/12/17	254,845
2,665,000	1.050%, 03/20/15	2,678,735
	Boston Properties
135,000	3.700%, 11/15/18	140,682
	Burlington Northern Santa Fe LLC
500,000	4.400%, 03/15/42	493,088
	Canadian Imperial Bank of Commerce (1)
330,000	2.750%, 01/27/16	349,744
935,000	2.600%, 07/02/15	983,584
1,100,000	0.900%, 09/19/14	1,104,174
	Case New Holland
140,000	7.750%, 09/01/13	150,150
	Caterpillar Financial Services
185,000	1.375%, 05/20/14	187,962
	CenturyLink
125,000	6.450%, 06/15/21	130,321
	Chesapeake Oilfield Operating LLC (1)
260,000	6.625%, 11/15/19	245,700
	Citigroup
340,000	3.953%, 06/15/16	347,603
	CNA Financial
140,000	7.350%, 11/15/19	166,334
	Coca-Cola
220,000	1.800%, 09/01/16	226,151
	Consolidated Edison of New York
45,000	4.450%, 06/15/20	51,694
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
120,000	3.875%, 02/08/22	118,792
	Credit Suisse (1)
410,000	1.625%, 03/06/15	411,498
	CSX
55,000	6.150%, 05/01/37	65,887
20,000	4.750%, 05/30/42	20,145
270,000	3.700%, 10/30/20	285,321
	CVS Caremark
160,000	6.125%, 09/15/39	193,376
165,000	5.750%, 06/01/17	195,205
	Danske Bank (1)
315,000	3.875%, 04/14/16	307,768
	Deutsche Telekom International Finance
90,000	8.750%, 06/15/30	124,119
	Digital Realty Trust LP
230,000	5.875%, 02/01/20	253,789
140,000	5.250%, 03/15/21	148,546
	DIRECTV Holdings LLC (1)
105,000	6.375%, 03/01/41	118,132
245,000	5.150%, 03/15/42	240,436
	Dow Chemical
75,000	4.250%, 11/15/20	79,887
	Dr. Pepper Snapple Group
340,000	3.200%, 11/15/21	344,928
	DuPont Fabros Technology LP
200,000	8.500%, 12/15/17	221,500
	Eksportfinans
410,000	3.000%, 11/17/14	390,697

The accompanying notes are an integral part of the financial statements.

Principal Amount ($)		Value $

	El Paso Pipeline Partners Operating LLC
165,000	6.500%, 04/01/20	190,360
	Ensco
95,000	4.700%, 03/15/21	103,849
	Enterprise Products Operating LLC
60,000	6.125%, 10/15/39	69,383
	FMG Resources (1)
225,000	6.000%, 04/01/17	229,500
	Ford Motor Credit LLC
135,000	6.625%, 08/15/17	155,348
	Freeport-McMoRan Copper & Gold
170,000	3.550%, 03/01/22	168,320
110,000	2.150%, 03/01/17	109,068
	General Electric Capital
190,000	4.650%, 10/17/21	206,979
	George Washington University
205,000	3.485%, 09/15/22	213,518
	Gilead Sciences
165,000	4.500%, 04/01/21	180,976
	Goldman Sachs Group
330,000	5.750%, 01/24/22	345,226
	Hartford Financial Services Group
215,000	5.500%, 03/30/20	225,373
185,000	5.125%, 04/15/22	187,219
	Health Care REIT
235,000	4.125%, 04/01/19	237,130
	Hess
135,000	6.000%, 01/15/40	152,167
	HJ Heinz
60,000	2.850%, 03/01/22	59,541
290,000	1.500%, 03/01/17	289,514
	HSBC Holdings
265,000	4.875%, 01/14/22	286,334
480,000	4.000%, 03/30/22	488,646
	IFC (2)
810,000	0.130%, 05/22/12	809,958
2,045,000	0.130%, 05/25/12	2,044,880
	Jabil Circuit
200,000	5.625%, 12/15/20	211,000
	JPMorgan Chase Bank
475,000	6.000%, 10/01/17	546,031
	Kraft Foods
45,000	6.875%, 02/01/38	58,440
175,000	6.875%, 01/26/39	226,996
	Lincoln National
155,000	4.200%, 03/15/22	155,744
	Lloyds TSB Bank
415,000	6.375%, 01/21/21	449,393
	Lockheed Martin
130,000	3.350%, 09/15/21	133,903
	Lowe’s
55,000	3.800%, 11/15/21	58,132
	Macy’s Retail Holdings
140,000	6.700%, 07/15/34	162,682
	McKesson
120,000	7.500%, 02/15/19	154,274
	MetLife
185,000	6.817%, 08/15/18	228,905
	Midamerican Energy Holdings
185,000	5.750%, 04/01/18	218,669
	Molson Coors Brewing
125,000	5.000%, 05/01/42	128,068
	Mosaic
50,000	4.875%, 11/15/41	52,341
	National Bank of Canada (1)
1,745,000	2.200%, 10/19/16	1,811,340
	NBCUniversal Media LLC
385,000	5.150%, 04/30/20	443,726
	Nederlandse Waterschapsbank (1)
950,000	1.375%, 05/16/14	954,867
	Nevada Power, Series L
45,000	5.875%, 01/15/15	50,632
	Newmont Mining
35,000	6.250%, 10/01/39	40,425
310,000	4.875%, 03/15/42	302,403
	Nextel Communications, Series E
215,000	6.875%, 10/31/13	216,075
	Noble Energy
95,000	6.000%, 03/01/41	109,352
235,000	4.150%, 12/15/21	246,343
	Nordstrom
125,000	6.750%, 06/01/14	140,469
	Norfolk Southern
100,000	5.900%, 06/15/19	121,528
	Occidental Petroleum
95,000	1.750%, 02/15/17	96,506
	Peabody Energy (1)
220,000	6.250%, 11/15/21	223,850
	Petrohawk Energy
125,000	7.250%, 08/15/18	142,656
	Petroleos Mexicanos (1)
270,000	4.875%, 01/24/22	288,530
	PNC Funding
120,000	3.300%, 03/08/22	121,602

The accompanying notes are an integral part of the financial statements.

Principal
Amount ($)		Value $

	Precision Drilling
240,000	6.500%, 12/15/21	250,800
	Prudential Financial
140,000	4.750%, 09/17/15	152,238
	Quest Diagnostics
85,000	4.700%, 04/01/21	93,982
	Rent-A-Center
200,000	6.625%, 11/15/20	210,000
	Republic Services
30,000	5.250%, 11/15/21	34,992
	Reynolds American
170,000	7.625%, 06/01/16	205,142
65,000	7.250%, 06/15/37	78,520
	Reynolds Group Issuer LLC (1)
200,000	7.125%, 04/15/19	210,000
	Rio Tinto Finance USA
230,000	3.500%, 03/22/22	239,970
	Sabra Health Care
200,000	8.125%, 11/01/18	213,750
	Sberbank of Russia Via SB Capital (1)
440,000	4.950%, 02/07/17	451,000
	SLM
90,000	6.000%, 01/25/17	92,025
	Southern Copper
120,000	6.750%, 04/16/40	133,688
	Sparebank 1 Boligkreditt (1)
1,570,000	2.300%, 06/30/17	1,573,771
	Sparebanken 1 Boligkreditt (1)
195,000	1.250%, 10/25/13	196,484
	Swedbank Hypotek (1) (3)
440,000	0.923%, 03/28/14	439,340
	Teck Resources
35,000	10.750%, 05/15/19	43,368
	Telecom Italia Capital
270,000	6.175%, 06/18/14	279,396
	Teva Pharmaceutical Finance
480,000	2.400%, 11/10/16	498,680
	Texas Instruments
190,000	2.375%, 05/16/16	200,031
	Time Warner Cable
100,000	6.550%, 05/01/37	116,834
	Toronto-Dominion Bank (1)
1,755,000	1.500%, 03/13/17	1,755,797
	UBS (1)
700,000	2.250%, 03/30/17	706,608
	United Business Media (1)
220,000	5.750%, 11/03/20	222,356
	Univision Communications (1)
180,000	7.875%, 11/01/20	188,550
	Vale Overseas
350,000	4.375%, 01/11/22	360,350
	Valero Energy
50,000	4.500%, 02/01/15	53,761
	Ventas Realty
255,000	4.250%, 03/01/22	253,158
	Verizon Communications
315,000	3.500%, 11/01/21	330,321
	Vivendi (1)
115,000	4.750%, 04/12/22	111,105
	Wachovia Bank (3)
365,000	0.846%, 11/03/14	358,525
	Wal-Mart Stores
140,000	3.625%, 07/08/20	153,102
	Wells Fargo Bank
250,000	5.750%, 05/16/16	284,240
	Wells Fargo Bank MTN
345,000	3.500%, 03/08/22	350,169
	Willis Group Holdings
170,000	5.750%, 03/15/21	185,256
	Wind Acquisition Finance (1)
200,000	7.250%, 02/15/18	190,500
	WPP Finance UK
160,000	8.000%, 09/15/14	183,817
	WPX Energy (1)
240,000	6.000%, 01/15/22	234,600
	XL Group
225,000	5.750%, 10/01/21	249,288
	Yum! Brands
65,000	6.875%, 11/15/37	84,912
	TOTAL CORPORATE OBLIGATIONS (Cost $42,376,712)	43,829,738

	U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — 40.3%
	FHLMC
339,683	3.790%, 07/01/41 (3)	359,351
24,193	3.500%, 09/01/26	25,635
	FHLMC Gold
3,961	6.000%, 12/01/28	4,437
84,721	5.500%, 05/01/38	92,336
103,360	5.000%, 05/01/18	111,314
309,760	5.000%, 07/01/39	335,188
994,190	5.000%, 08/01/40	1,075,803

The accompanying notes are an integral part of the financial statements.

Principal Amount ($)		Value $

337,873	4.500%, 10/01/24	363,227
1,332,693	4.500%, 12/01/39	1,422,312
680,330	4.500%, 12/01/40	734,796
443,652	3.500%, 09/01/26	470,110
	FHLMC IO REMIC (3) (4)
11	1169.001%, 01/15/22	276
	FHLMC REMIC
605,269	8.420%, 02/15/41 (3)	618,235
76,953	5.000%, 07/15/31	77,172
	FHLMC TBA
185,000	4.500%, 05/15/42	197,314
3,460,000	3.000%, 05/15/27	3,609,212
	FNMA
24,226	7.500%, 12/01/29	28,359
464,607	6.218%, 09/01/36 (3)	506,593
24,102	6.000%, 12/01/28	26,667
47,777	6.000%, 10/01/29	52,862
645,645	6.000%, 05/01/36	714,371
1,038,458	6.000%, 03/01/37	1,151,593
324,787	5.500%, 11/01/34	356,568
1,046,910	5.500%, 10/01/35	1,149,352
1,006,459	5.500%, 07/01/38	1,104,943
213,781	5.000%, 10/01/29	232,366
89,590	5.000%, 03/01/36	97,420
227,345	4.500%, 07/01/41	244,161
348,639	4.500%, 09/01/41	374,426
371,864	4.500%, 10/01/41	399,369
594,512	4.000%, 10/01/41	622,484
1,072,009	4.000%, 01/01/42	1,135,345
759,057	3.410%, 01/01/42 (3)	797,031
486,680	3.405%, 01/01/42 (3)	510,679
	FNMA IO (4)
423,682	5.000%, 07/01/18	38,109
476,350	5.000%, 07/01/18	41,962
306,950	5.000%, 07/01/18	27,271
	FNMA IO REMIC (4)
2,867,422	6.360%, 11/15/40 (3)	460,447
674,825	5.500%, 01/25/19	56,567
694,211	5.500%, 12/25/26	57,309
900,804	5.000%, 06/15/34	172,302
1,743,153	2.123%, 06/15/15 (3)	38,675
	FNMA REMIC
116,369	5.000%, 07/25/37	129,090
382,450	4.000%, 02/25/42	383,531
	FNMA TBA
815,000	4.000%, 05/25/42	862,244
	GNMA
84,154	24.974%, 10/16/35 (3)	108,414
4,132	8.000%, 11/15/17	4,760
4,183	8.000%, 06/15/26	4,819
27,810	7.000%, 09/15/23	32,504
36,540	6.000%, 10/20/32	41,383
103,775	6.000%, 06/20/35	117,529
363,926	5.000%, 05/20/30	407,157
339,941	5.000%, 12/20/33	355,365
257,000	4.000%, 09/20/38	286,616
485,000	4.000%, 08/20/39	540,962
305,049	4.000%, 04/20/41 (3)	326,420
167,942	4.000%, 05/20/41 (3)	179,708
548,766	4.000%, 06/20/41 (3)	587,212
1,978,058	4.000%, 07/20/41 (3)	2,116,173
	GNMA IO (4)
96,600	4.500%, 11/20/32	5,397
370,376	4.500%, 06/20/33	23,502
1,024,423	4.500%, 12/16/37	118,536
1,780,571	4.500%, 06/20/39	266,473
	GNMA TBA
4,555,000	4.000%, 05/15/42	4,927,941
2,485,000	4.000%, 05/20/42	2,688,459
2,450,000	3.500%, 05/15/42	2,581,305
	NCUA Guaranteed Notes, Series R1
144,380	1.840%, 10/07/20	146,207
106,865	0.691%, 10/07/20 (3)	107,062
	NCUA Guaranteed Notes, Series R2
523,145	0.711%, 11/05/20 (3)	523,145
659,542	0.611%, 11/06/17 (3)	659,647
	TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (Cost $37,829,051)	38,425,510

	U.S. TREASURY OBLIGATIONS — 13.5%
	United States Treasury Bills (2) (7)
6,500,000	0.090%, 05/17/12	6,499,824
1,500,000	0.070%, 07/26/12	1,499,678
	United States Treasury Notes (7)
475,000	4.375%, 05/15/41	595,828
480,000	3.125%, 11/15/41	481,575
885,000	2.000%, 02/15/22	891,776
535,000	1.000%, 03/31/17	540,433
1,190,000	0.875%, 04/30/17	1,193,904
655,000	0.250%, 01/31/14	655,128

The accompanying notes are an integral part of the financial statements.

Principal Amount ($)		Value $

490,000	0.250%, 02/15/15	488,431
	TOTAL U.S. TREASURY OBLIGATIONS (Cost $12,770,774)	12,846,577

	ASSET-BACKED SECURITIES — 6.1%
	Accredited Mortgage Loan Trust, Series 4 (3)
143,850	0.449%, 12/25/35	143,114
	AmeriCredit Automobile Receivables Trust, Series 2
375,000	0.760%, 10/08/15	375,202
	AmeriCredit Automobile Receivables Trust, Series 2012-1, Class A2
435,000	0.910%, 10/08/15	435,622
	BA Credit Card Trust, Series 2010-Al, Class A1 (3)
335,000	0.540%, 09/15/15	335,846
	CarMax Auto Owner Trust, Series 1
400,000	0.890%, 09/15/16	400,339
	Carrington Mortgage Loan Trust, Series FRE1 (3)
166,845	0.489%, 12/25/35	166,199
	Chase Issuance Trust, Series 2008-A13, Class A13 (3)
335,000	1.974%, 09/15/15	341,992
	Citibank Omni Master Trust, Series 2009-A8, Class A8 (1) (3)
455,000	2.340%, 05/16/16	455,368
	Citigroup Mortgage Loan Trust, Series HE4 (3)
118,458	0.509%, 10/25/35	116,895
	CNH Equipment Trust, Series A
420,000	1.380%, 02/15/18	423,646
	Discover Card Master Trust, Series 2009-A1, Class A1 (3)
335,000	1.540%, 12/15/14	335,539
	DT Auto Owner Trust, Series lA (1)
310,000	1.060%, 01/15/15	310,054
	Golden Credit Card Trust, Series 2A (1)
405,000	1.770%, 01/15/19	407,294
	Honda Auto Receivables Owner Trust, Series 1
155,000	0.970%, 04/16/18	155,503
	MBNA Credit Card Master Note Trust, Series 2005-A10, Class A10 (3)
165,000	0.300%, 11/16/15	165,021
	Nissan Auto Receivables Owner Trust, Series A
340,000	1.000%, 07/16/18	340,448
	Saxon Asset Securities Trust, Series 4 (3)
175,637	0.489%, 11/25/37	172,280
	Volvo Financial Equipment LLC, Series 1A (1)
365,000	0.910%, 08/17/15	365,718
	Wachovia Auto Owner Trust, Series 2008-A, Class A4B (3)
123,674	1.390%, 03/20/14	123,836
	Wheels SPV LLC, Series 1 (1)
205,000	1.190%, 03/20/21	205,084
	TOTAL ASSET-BACKED SECURITIES (Cost $5,768,583)	5,775,000

	COLLATERALIZED MORTGAGE OBLIGATIONS — 3.7%
	BCAP LLC Trust, Series 2010-RR7, Class 4A2 (1)
71,264	5.000%, 04/26/20	73,780
	BCAP LLC Trust, Series 2012-RR4 (1) (3) (5)
500,000	0.319%, 11/26/36	467,500
	BCAP LLC Trust, Series 2010-RR9 (1) (3)
76,250	6.165%, 09/26/35	76,841
	Impac CMB Trust, Series 2004-10, Class 4A1 (3)
78,699	0.609%, 03/25/35	75,619
	Impac CMB Trust, Series 2005-4, Class 2A2 (3)
200,117	0.619%, 05/25/35	167,471
	Impac CMB Trust, Series 2005-6, Class 2A2 (3)
167,870	0.639%, 10/25/35	147,702
	Impac Secured Assets CMN Owner Trust, Series 2 (3)
44,693	0.669%, 08/25/36	37,217
182,079	0.589%, 08/25/36	163,286

The accompanying notes are an integral part of the financial statements.

Principal Amount ($)		Value $
	Master Adjustable Rate Mortgages Trust, Series 14 (3)
185,276	0.839%, 01/25/35	167,591
	Mortgage-Linked Amortizing Notes, Series 2012-1, Class A10
1,133,822	2.060%, 01/15/22	1,155,137
	Residential Accredit Loans, Series 1999-QS4, Class A1
4,339	6.250%, 03/25/14	4,416
	Sequoia Mortgage Trust, Series 2012-1, Class 1A1 (3)
508,040	2.865%, 01/25/42	513,370
	Wells Fargo Mortgage-Backed Securities Trust, Series 16
209,909	5.000%, 11/25/36	217,349
	Wells Fargo Mortgage-Backed Securities Trust, Series 2004-1, Class 1A2
292,806	5.500%, 02/25/34	298,088
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $3,537,428)	3,565,367

	COMMERCIAL MORTGAGE-BACKED OBLIGATIONS — 2.5%
	Americold LLC Trust, Series 2010-ARTA, Class A2FX (1)
410,000	4.954%, 01/14/29	460,811
	Credit Suisse First Boston Mortgage Securities, Series 2002-CKN2, Class A3
15,609	6.133%, 04/15/37	15,596
	Extended Stay America Trust, Series 2010-ESHA, Class A (1)
949,328	2.951%, 11/05/27	963,905
	LB-UBS Commercial Mortgage Trust, Series 2002-C7, Class A4
168,054	4.960%, 12/15/31	171,139
	LSTAR Commercial Mortgage Trust, Series 2001-1, Class B (1) (3)
110,000	5.646%, 06/25/43	119,434
	Morgan Stanley Capital I, Series 2003-T11, Class A4
642,460	5.150%, 06/13/41	666,762
	TOTAL COMMERCIAL MORTGAGE-BACKED OBLIGATIONS (Cost $2,302,321)	2,397,647

Principal Amount ($)/Shares
	SOVEREIGN GOVERNMENT — 1.2%
	Province of Manitoba Canada
725,000	1.300%, 04/03/17	729,971
	Province of New Brunswick Canada
370,000	2.750%, 06/15/18	393,547
	TOTAL SOVEREIGN GOVERNMENT (Cost $1,092,601)	1,123,518

	MUNICIPAL BONDS — 0.6%
	California — 0.1%
70,000	State of California, GO
	7.550%, 04/01/39	91,706

	Georgia — 0.2%
210,000	Municipal Electric Authority of Georgia, RB
	6.637%, 04/01/57	238,535

	New York — 0.1%
75,000	Metropolitan Transportation Authority, RB
	6.814%, 11/15/40	95,851

	Utah — 0.2%
170,000	State of Utah, GO
	3.539%, 07/01/25	182,509

	TOTAL MUNICIPAL BONDS (Cost $559,687)	608,601

	SHORT-TERM INVESTMENT (6) — 0.6%
596,780	JPMorgan Prime Money Market Fund, 0.120% (Cost $596,780)	596,780

	TOTAL INVESTMENTS — 114.4% (Cost $106,833,937)	109,168,738

	OTHER LIABILITIES IN EXCESS OF OTHER ASSETS — (14.4)%	(13,760,710)

	NET ASSETS — 100%	$95,408,028

The accompanying notes are an integral part of the financial statements.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2012, the value of these securities amounted to $23,222,444, representing 24.3% of the net assets of the Fund.

(2)	Zero Coupon Security — Rate disclosed is the effective yield at time of purchase.
(3)	Variable Rate Security — Rate disclosed is as of April 30, 2012
(4)	Security considered illiquid. On April 30, 2012 the value of these securities amounted to $1,306,826, representing 1.4% of the net assets of the Fund.
(5)	Security is fair valued. (See Note 2 in Notes to Financial Statements.)
(6)	The rate shown represents the 7-day current yield as of April 30, 2012.
(7)	Security, or a portion of this security, has been pledged as collateral on open derivative positions and mortgage dollar rolls.

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

IO — Interest Only

LLC — Limited Liability Corporation

LP — Limited Partnership

MTN — Medium Term Note

NCUA — National Credit Union Administration

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

REIT — Real Estate Investment Trust

TBA — To Be Announced

The accompanying notes are an integral part of the financial statements.

Schedule of Investments (concluded)

April 30, 2012 (unaudited)

A summary of the open futures contracts held by the Fund at April 30, 2012, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation)
90-Day Eurodollar	(145)	Dec-12	$(13,939)
Australian 10-Year Bond	12	Jun-12	49,482
Canadian 10-Year Bond	19	Jun-12	2,953
Euro-Bund	(8)	Jun-12	(27,694)
Long Gilt 10-Year Bond	6	Jun-12	771
U.S. 2-Year Treasury Note	152	Jun-12	58,987
U.S. 5-Year Treasury Note	(137)	Jun-12	(50,529)
U.S. 10-Year Treasury Note	(15)	Jun-12	(31,556)
U.S. Long Treasury Bond	(1)	Jun-12	(1,033)
U.S. Ultra Long Treasury Bond	19	Jun-12	(19,180)
			$(31,738)

The following is a summary of the inputs used as of April 30, 2012, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities (1)
Corporate Obligations	$—	$43,829,738	$—	$43,829,738
U.S. Government Mortgage-Backed
Obligations	—	38,425,510	—	38,425,510
U.S. Treasury Obligations	—	12,846,577	—	12,846,577
Asset-Backed Securities	—	5,775,000	—	5,775,000
Collateralized Mortgage Obligations	—	3,565,367	—	3,565,367
Commercial Mortgage-Backed Obligations	—	2,397,647	—	2,397,647
Sovereign Government	—	1,123,518	—	1,123,518
Municipal Bonds	—	608,601	—	608,601
Short-Term Investment	596,780	—	—	596,780
Total Investments in Securities	$596,780	$108,571,958	$	$109,168,738

	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Futures—Unrealized Appreciation	$—	$112,193	$—	$112,193
Futures—Unrealized Depreciation	—	(143,931)	—	(143,931)
Total Other Financial Instruments	$—	$(31,738)	$—	$(31,738)

(1) There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Schroder Absolute Return EMD and Currency Fund

Schedule of Investments

April 30, 2012 (unaudited)

Principal Amount†		Value $
	FOREIGN GOVERNMENT BONDS — 62.4%
	Czech Republic Government Bond
41,950,000	3.700%, 06/16/13	2,289,122
48,100,000	2.800%, 09/16/13	2,607,979
		4,897,101
	Hellenic Republic Government Bond
400,000	2.000%, 02/24/23	132,615
698,000	2.000%, 02/24/24	211,289
543,200	2.000%, 02/24/25	157,104
668,200	2.000%, 02/24/26	181,715
909,000	2.000%, 02/24/27	237,829
149,000	2.000%, 02/24/28	38,392
569,000	2.000%, 02/24/29	143,359
79,000	2.000%, 02/24/30	19,643
329,000	2.000%, 02/24/31	81,723
110,000	2.000%, 02/24/33	27,310
110,000	2.000%, 02/24/41	27,221
		1,258,200
	Government of Hungary Bond
132,870,000	7.000%, 06/24/22	573,588
67,300,000	6.750%, 02/24/17	296,824
		870,412
	Indonesia Treasury Bond
7,800,000,000	12.500%, 03/15/13	909,773
	Malaysia Government Bond
5,125,000	3.702%, 02/25/13	1,702,642
	Mexico Cetes
416,000,000	4.525%, 12/13/12 (1)	3,105,136
297,500,000	4.523%, 10/18/12 (1)	2,237,882
128,000,000	4.487%, 08/23/12 (1)	969,251
297,000,000	4.290%, 09/20/12 (1)	2,241,508
		8,553,777
	Poland Government Bond
3,370,000	5.250%, 04/25/13	1,074,997
3,590,000	5.000%, 10/24/13	1,143,845
		2,218,842
	Singapore Government Bond
2,870,000	3.625%, 07/01/14	2,490,545
600,000	2.500%, 10/01/12	489,380
3,010,000	2.250%, 07/01/13	2,490,641
2,080,000	1.625%, 04/01/13	1,702,220
		7,172,786

Principal Amount†/Shares
	South Africa Government Bond
5,250,000	10.500%, 12/21/26	808,427
10,580,000	7.500%, 01/15/14	1,402,437
		2,210,864
	Thailand Government Bond
1,500,000	3.497%, 01/29/14 (2)	48,663
5,284,000	3.319%, 11/26/14 (2)	171,625
	Thailand Government Index Linked Bond
5,318,355	1.200%, 07/14/21	176,397
		396,685
	TOTAL FOREIGN GOVERNMENT BONDS (Cost $30,130,177)	30,191,082

	U.S. TREASURY OBLIGATIONS — 34.6%
	United States Treasury Bills (1)
2,250,000	0.151%, 09/13/12	2,248,967
2,250,000	0.141%, 09/06/12	2,249,060
3,800,000	0.131%, 09/27/12	3,798,035
1,700,000	0.113%, 08/30/12	1,699,386
1,600,000	0.106%, 08/23/12	1,599,456
1,300,000	0.093%, 08/02/12	1,299,689
220,000	0.066%, 07/19/12	219,959
300,000	0.058%, 07/12/12	299,951
250,000	0.041%, 06/28/12	249,970
900,000	0.036%, 06/14/12	899,920
900,000	0.031%, 06/07/12	899,938
900,000	0.026%, 05/31/12	899,942
400,000	0.020%, 05/24/12	399,984
	TOTAL U.S. TREASURY OBLIGATIONS (Cost $16,763,886)	16,764,257

	SHORT-TERM INVESTMENT (3) — 1.8%
865,083	JPMorgan Prime Money Market Fund, 0.120% (Cost $865,083)	865,083
	TOTAL INVESTMENTS — 98.8% (Cost $47,759,146)	47,820,422
	OTHER ASSETS LESS LIABILITIES — 1.2%	557,754

	NET ASSETS — 100%	$48,378,176

The accompanying notes are an integral part of the financial statements.

† In local currency

(1)	Zero Coupon Security — Rate disclosed is the effective yield at time of purchase.
(2)	Variable Rate Security — Rate disclosed is as of April 30, 2012
(3)	The rate shown represents the 7-day current yield as of April 30, 2012.

A summary of the outstanding forward foreign currency contracts held by the Fund at April 30, 2012, is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
Barclays Capital	5/3/12-6/13/12	USD	774,304	CNY	4,880,000	$(1,843)
Barclays Capital	6/6/12-6/15/12	IDR	4,300,000,000	USD	465,611	(136)
Barclays Capital	6/6/12-6/15/12	MYR	1,317,000	USD	428,029	(5,728)
Barclays Capital	6/6/12-7/10/12	ZAR	5,860,000	USD	748,281	645
Barclays Capital	6/14/12	EUR	37,955	USD	49,776	(475)
Barclays Capital	7/13/12	MXP	7,270,000	USD	548,453	(5,823)
Citigroup Global Markets	5/3/12-6/13/12	CZK	23,870,000	USD	1,276,509	9,854
Citigroup Global Markets	6/14/12	EUR	45,000	USD	59,267	(312)
HSBC	5/3/12-6/6/12	CNY	4,540,000	USD	717,236	(1,733)
HSBC	6/6/12-6/15/12	MYR	1,210,000	USD	391,653	(7,039)
HSBC	6/13/12	USD	203,062	CNY	1,280,000	(467)
HSBC	6/15/12	IDR	2,100,000,000	USD	226,880	(529)
HSBC	7/10/12	THB	12,400,000	USD	396,961	(4,438)
HSBC	7/26/12	ZAR	1,690,800	USD	214,975	255
JPMorgan	5/3/12-6/13/12	CZK	57,600,000	USD	3,070,253	14,316
JPMorgan	5/14/12	USD	203,614	CNY	1,280,000	(857)
JPMorgan	6/6/12-7/9/12	MXP	102,770,000	USD	7,997,332	144,332
JPMorgan	6/6/12-7/10/12	ZAR	8,210,000	USD	1,055,853	6,701
JPMorgan	6/6/12-7/12/12	SGD	8,335,000	USD	6,612,695	(123,215)
JPMorgan	6/6/12-7/13/12	PLN	5,751,000	USD	1,811,796	(3,103)
JPMorgan	6/14/12-6/27/12	EUR	821,708	USD	1,082,670	(5,264)
Morgan Stanley	6/13/12	CZK	8,800,000	USD	464,889	(1,986)
Royal Bank of Scotland	7/26/12	ZAR	1,429,200	USD	181,610	111
State Street Bank	5/3/12-7/6/12	USD	397,458	CNY	2,505,000	(949)
State Street Bank	6/14/12	USD	106,824	EUR	80,000	(907)
State Street Bank	7/25/12	MYR	1,400,000	USD	453,662	(6,211)
Standard Bank	6/6/12	MYR	1,100,000	USD	357,840	(4,645)
Standard Bank	6/6/12	USD	540,283	CNY	3,400,000	(2,061)
Standard Bank	6/13/12	IDR	2,050,000,000	USD	221,622	(414)
UBS Securities	5/3/12	CZK	2,800,000	USD	147,025	(1,568)
						$(3,489)

The accompanying notes are an integral part of the financial statements.

Schedule of Investments (concluded)

April 30, 2012 (unaudited)

CNY — Chinese Yuan

CZK — Czech Koruna

EUR — Euro

IDR — Indonesian Rupiah

MXP — Mexican Peso

MYR — Malaysian Ringgit

PLN — Polish Zloty

SGD — Singapore Dollar

THB — Thailand Baht

USD — United States Dollar

ZAR — South African Rand

	Level 1	Level 2	Level 3	Total
Investments in Securities (1)
Foreign Government Bonds (2)	$—	$30,191,082	$—	$30,191,082
U.S. Treasury Obligations	—	16,764,257	—	16,764,257
Short-Term Investment	865,083	—	—	865,083
Total Investments in Securities	$865,083	$46,955,339	$—	$47,820,422

	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Forwards—Unrealized Appreciation	$—	$176,214	$—	$176,214
Forwards—Unrealized Depreciation	—	(179,703)	—	(179,703)
Total Other Financial Instruments	$—	$(3,489)	$—	$(3,489)

(1)   There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

(2)   All securities in this category are Level 2. For a detailed break-out by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

This page is intentionally left blank

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Assets and Liabilities

April 30, 2012 (unaudited)

	North American Equity Fund	U.S. Opportunities Fund	U.S. Small and Mid Cap Opportunities Fund
ASSETS
Investments in securities, at value — Note 2	$551,823,707	$150,242,196	$226,824,517
Foreign currency	—	—	—
Receivable for securities sold	2,724,942	1,743,559	1,113,795
Receivable for Fund shares sold	1,020,870	30,638	133,650
Dividends and tax reclaims receivable	558,902	28,691	52,344
Prepaid expenses	55,081	33,650	40,231
Due from Investment Advisor — Note 3	—	—	34,737
Unrealized appreciation on spot foreign currency contracts	673	—	—
Unrealized appreciation on forward foreign currency contracts	13,038	—	—
Initial margin for futures contracts	2,443,000	—	—
Variation margin receivable	—	—	—
TOTAL ASSETS	558,640,213	152,078,734	228,199,274
LIABILITIES
Payable for securities purchased	3,482,875	2,241,584	3,068,931
Unrealized depreciation on spot foreign currency contracts	—	—	—
Foreign currency payable	764	—	—
Variation margin payable	171,010	—	—
Income distributions payable	—	—	—
Accrued foreign capital gains tax	—	—	—
Unrealized depreciation on forward foreign currency contracts	173,465	—	—
Payable for Fund shares redeemed	77,046	108,597	89,067
Investment Advisory fees payable — Note 3	112,715	122,759	183,015
Sub-administration fees payable — Note 3	5,861	10,741	16,014
Trustees’ fees payable — Note 6	—	—	—
Distribution fees payable, Advisor Shares — Note 3	69	887	1,322
Shareholder Service fees payable, Advisor Shares — Note 3	—	—	—
Audit fees payable	14,963	14,517	14,517
Legal fees payable	55,851	25,952	31,210
Accrued expenses and other liabilities	71,000	47,661	46,366
TOTAL LIABILITIES	4,165,619	2,572,698	3,450,442
NET ASSETS	$554,474,594	$149,506,036	$224,748,832
NET ASSETS
Capital paid-in	$542,641,229	$116,055,232	$194,691,940
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	3,331,238	(114,053)	(103,768)
Accumulated net realized gain (loss) on investments, futures and foreign currency transactions	(53,213,373)	10,150,949	8,061,536
Accumulated foreign capital gains tax on appreciated securities	—	—	—
Net unrealized appreciation (depreciation) on investments	60,950,607	23,413,908	22,099,124
Net unrealized appreciation (depreciation) on futures	926,714	—	—
Net unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency translations	(161,821)	—	—
NET ASSETS	$554,474,594	$149,506,036	$224,748,832
Net Assets:
Investor Shares	$554,228,322	$146,729,782	$217,966,231
Advisor Shares	246,272	2,776,254	6,782,601
Institutional Class Shares	—	—	—
Total shares outstanding end of year:
Investor	51,640,521	6,088,269	17,317,670
Advisor	22,997	116,818	545,871
Institutional Class Shares	—	—	—
Net asset value, offering and redemption price per share (net assets + shares outstanding)
Investor Shares	$10.73	$24.10	$12.59
Advisor Shares	10.71	23.77	12.43
Institutional Class Shares	—	—	—
Cost of securities	$490,873,100	$126,828,288	$204,725,393
Cost (Proceeds) of foreign currency	$(764)	$—	$—

The accompanying notes are an integral part of the financial statements.

	Emerging Market Equity Fund	International Alpha Fund	International Multi-Cap Value Fund	Global Quality Fund	Total Return Fixed Income Fund	Absolute Return EMD and Currency Fund
ASSETS
Investments in securities, at value — Note 2	$490,071,133	$65,983,245	$21,709,768	$67,688,161	$109,168,738	$47,820,422
Foreign currency	25,394	13,190	7,298	61,315	—	89,512
Receivable for securities sold	933,061	322,382	219,811	542,980	1,559,818	—
Receivable for Fund shares sold	28,355,012	43,169	79,723	6,524	129,474	392,058
Dividends and tax reclaims receivable	1,281,734	481,046	137,197	212,615	548,538	319,028
Prepaid expenses	58,648	24,660	20,588	12,027	27,018	33,022
Due from Investment Advisor — Note 3	—	20,105	32,994	22,121	22,847	17,426
Unrealized appreciation on spot foreign currency contracts	17,654	96	1,032	4,591	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	23,356	12,950	—	176,214
Initial margin for futures contracts	—	—	—	168,000	233,517	—
Variation margin receivable	—	—	—	2,695	15,045	—
TOTAL ASSETS	520,742,636	66,887,893	22,231,767	68,733,979	111,704,995	48,847,682
LIABILITIES
Payable for securities purchased	11,549,269	352,574	239,622	1,154,511	16,136,693	184,723
Unrealized depreciation on spot foreign currency contracts	1,499	104	993	1,149	—	51
Foreign currency payable	—	—	—	—	10	—
Variation margin payable	—	—	—	14,673	17,006	—
Income distributions payable	—	—	—	—	28,294	—
Accrued foreign capital gains tax	768,539	16,520	5,715	25,998	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	13,038	23,186	—	179,703
Payable for Fund shares redeemed	283,234	3,984	13,226	7,351	6,715	—
Investment Advisory fees payable — Note 3	382,415	43,117	14,039	29,545	19,624	33,965
Sub-administration fees payable — Note 3	33,461	4,716	1,536	4,700	6,868	3,302
Trustees’ fees payable — Note 6	—	—	—	—	—	81
Distribution fees payable, Advisor Shares — Note 3	22,271	1,150	1,260	—	557	509
Shareholder Service fees payable, Advisor Shares — Note 3	—	481	1,032	—	—	—
Audit fees payable	17,951	16,393	18,882	16,599	11,810	11,351
Legal fees payable	42,573	17,889	15,048	18,891	20,794	14,471
Accrued expenses and other liabilities	164,580	38,386	87,665	54,883	48,596	41,350
TOTAL LIABILITIES	13,265,792	495,314	412,056	1,351,486	16,296,967	469,506
NET ASSETS	$507,476,844	$66,392,579	$21,819,711	$67,382,493	$95,408,028	$48,378,176
NET ASSETS
Capital paid-in	$486,578,841	$72,797,197	$25,004,301	$64,416,417	$91,829,073	$48,614,103
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	531,393	507,480	133,171	517,571	(199,510)	33,134
Accumulated net realized gain (loss) on investments, futures and foreign currency transactions	(14,856,754)	(10,363,756)	(2,950,780)	(869,060)	1,474,814	(328,556)
Accumulated foreign capital gains tax on appreciated securities	(768,539)	(16,520)	(5,715)	(25,998)	—	—
Net unrealized appreciation (depreciation) on investments	35,990,928	3,448,725	(373,308)	3,345,189	2,334,801	61,276
Net unrealized appreciation (depreciation) on futures	—	—	—	5,786	(31,738)	—
Net unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency translations	975	19,453	12,042	(7,412)	588	(1,781)
NET ASSETS	$507,476,844	$66,392,579	$21,819,711	$67,382,493	$95,408,028	$48,378,176
Net Assets:
Investor Shares	$391,035,046	$62,959,538	$15,440,570	$—	$92,725,057	$44,944,499
Advisor Shares	116,441,798	3,433,041	6,379,141	—	2,682,971	3,433,677
Institutional Class Shares	—	—	—	67,382,493	—	—
Total shares outstanding end of year:
Investor	30,068,008	6,404,247	1,846,222	—	8,916,316	4,524,648
Advisor	8,980,973	346,659	762,198	—	257,787	345,984
Institutional Class Shares	—	—	—	632,528	—	—
Net asset value, offering and redemption price per share (net assets + shares outstanding)
Investor Shares	$13.01	$9.83	$8.36	$—	$10.40	$9.93
Advisor Shares	12.97	9.90	8.37	—	10.41	9.92
Institutional Class Shares	—	—	—	106.53	—	—
Cost of securities	$454,080,205	$62,534,520	$22,083,076	$64,342,972	$106,833,937	$47,759,146
Cost (Proceeds) of foreign currency	$25,388	$13,172	$7,217	$61,041	$(9)	$89,198

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Operations

For the Sixth Months Ended April 30, 2012 (unaudited)

			U.S. Small
	North	U.S.	and Mid Cap
	American	Opportunities	Opportunities
	Equity Fund	Fund	Fund

INVESTMENT INCOME
Dividend income	$5,529,149	$876,666	$1,150,204
Interest income	—	14	152
Foreign taxes withheld	(32,074)	(2,659)	(2,910)
TOTAL INCOME	5,497,075	874,021	1,147,446
EXPENSES
Investment Advisory fees — Note 3	659,372	751,975	1,077,487
Sub-administration fees — Note 3	34,289	65,798	94,280
Trustees fees — Note 6	15,065	6,901	8,289
Distribution fees, Advisor Shares — Note 3	349	3,461	8,563
Shareholder Service fees, Advisor Shares — Note 3	—	—	—
Legal fees	65,898	29,888	35,796
Transfer agent fees	55,446	47,536	48,951
Insurance	26,333	12,832	12,863
Custodian fees	22,787	14,302	9,856
Registration fees	18,560	15,312	13,754
Audit fees	16,852	16,840	16,840
Printing	15,913	14,686	11,184
Pricing fees	5,953	1,817	1,483
Offering costs	—	—	—
Other	14,739	6,726	7,869
TOTAL EXPENSES	951,556	988,074	1,347,215
Expenses waived by Investment Advisor — Note 3	—	—	(207,291)
Reimbursement from Investment Advisor	—	—	—
NET EXPENSES	951,556	988,074	1,139,924
NET INVESTMENT INCOME (LOSS)	4,545,519	(114,053)	7,522
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTION CONTRACTS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS
Net realized gain (loss) on investments and option contracts sold	7,276,406	10,301,848	9,299,373
Net realized gain (loss) on futures	10,186,198	—	—
Net realized loss on foreign currency transactions	(684,602)	(180)	(1,455)
Net realized gain (loss) on investments, futures, and foreign currency transactions	16,778,002	10,301,668	9,297,918

Change in unrealized appreciation on investments	40,365,358	3,685,924	12,367,314
Change in unrealized appreciation (depreciation) on futures	(3,493,637)	—	—
Change in accrued foreign capital gains tax on appreciated securities	—	—	—
Change in unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency translations	467,735	—	—
Net change in unrealized appreciation on investments, futures, and forward foreign currency contracts and foreign currency translations	37,339,456	3,685,924	12,367,314
NET REALIZED AND UNREALIZED GAIN (LOSS)	54,117,458	13,987,592	21,665,232
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$58,662,977	$13,873,539	$21,672,754

The accompanying notes are an integral part of the financial statements.

						Absolute
	Emerging		International		Total Return	Return EMD
	Market Equity	International	Multi-Cap	Global	Fixed Income	and Currency
	Fund	Alpha Fund	Value Fund	Quality Fund	Fund	Fund*

INVESTMENT INCOME
Dividend income	$3,292,653	$928,924	$394,626	$959,595	$1,310	$856
Interest income	260	—	—	—	1,257,933	167,408
Foreign taxes withheld	(246,032)	(87,363)	(39,922)	(38,209)	(18)	(30,302)
TOTAL INCOME	3,046,881	841,561	354,704	921,386	1,259,225	137,962
EXPENSES
Investment Advisory fees — Note 3	1,864,833	252,925	89,851	179,020	114,014	80,667
Sub-administration fees — Note 3	163,173	24,063	8,353	28,481	39,905	7,843
Trustees fees — Note 6	10,984	4,632	3,980	5,042	5,509	2,566
Distribution fees, Advisor Shares — Note 3	128,654	3,585	7,160	—	2,861	1,393
Shareholder Service fees, Advisor Shares — Note 3	—	481	1,032	—	—	—
Legal fees	48,847	20,217	17,376	21,881	24,043	14,471
Transfer agent fees	52,525	44,450	43,857	25,193	45,324	34,117
Insurance	17,458	8,643	6,835	7,644	10,572	4,835
Custodian fees	152,199	12,022	33,838	34,542	10,716	7,054
Registration fees	18,362	14,093	16,960	1,617	14,317	13,733
Audit fees	17,833	19,920	18,906	16,322	18,693	15,151
Printing	22,525	7,624	6,034	8,079	7,409	4,939
Pricing fees	10,545	4,713	50,235	31,514	22,862	6,846
Offering costs	—	—	—	250	—	98,743
Other	11,978	5,347	10,780	8,199	5,468	3,183
TOTAL EXPENSES	2,519,916	422,715	315,197	367,784	321,693	295,541
Expenses waived by Investment Advisor — Note 3	(60,729)	(124,428)	(89,851)	(137,236)	(114,014)	(80,667)
Reimbursement from Investment Advisor	—	—	(114,445)	—	(22,351)	(110,046)
NET EXPENSES	2,459,187	298,287	110,901	230,548	185,328	104,828
NET INVESTMENT INCOME (LOSS)	587,694	543,274	243,803	690,838	1,073,897	33,134
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTION CONTRACTS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS
Net realized gain (loss) on investments and option contracts sold	(10,424,002)	(938,731)	(344,384)	242,963	1,450,404	21,835
Net realized gain (loss) on futures	—	—	(2,811)	15,068	296,882	—
Net realized loss on foreign currency transactions	(101,880)	(24,224)	(27,404)	(87,048)	(29,259)	(350,391)
Net realized gain (loss) on investments, futures, and foreign currency transactions	(10,525,882)	(962,955)	(374,599)	170,983	1,718,027	(328,556)

Change in unrealized appreciation on investments	36,659,884	3,398,292	868,936	4,453,557	249,623	61,276
Change in unrealized appreciation (depreciation) on futures	—	—	—	5,786	(205,671)	—
Change in accrued foreign capital gains tax on appreciated securities	(535,463)	(16,520)	100	(15,088)	—	—
Change in unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency translations	5,242	(1,883)	20,676	29,100	516	(1,781)
Net change in unrealized appreciation on investments, futures, and forward foreign currency contracts and foreign currency translations	36,129,663	3,379,889	889,712	4,473,355	44,468	59,495
NET REALIZED AND UNREALIZED GAIN (LOSS)	25,603,781	2,416,934	515,113	4,644,338	1,762,495	(269,061)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$26,191,475	$2,960,208	$758,916	$5,335,176	$2,836,392	$(235,927)

* Fund commenced investment activities on December 15, 2011.

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Changes in Net Assets

For the Six Months Ended April 30, 2012 (unaudited) and the Year Ended October 31, 2011

	North American Equity Fund		U.S. Opportunities Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2012	October 31, 2011	April 30, 2012	October 31, 2011

INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income (loss)	$4,545,519	$7,890,888	$(114,053)	$(690,596)
Net realized gain (loss) on investments, option contracts, futures and foreign currency transactions	16,778,002	40,452,951	10,301,668	16,564,700
Change in unrealized appreciation (depreciation) on investments, futures, foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	37,339,456	(8,908,300)	3,685,924	(8,316,914)
Net increase (decrease) in net assets resulting from operations	58,662,977	39,435,539	13,873,539	7,557,190
Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	(7,774,987)	(6,799,964)	—	—
Advisor Shares	(1,980)	(2,261)	—	—
Net realized gains:
Investor Shares	—	—	(5,028,199)	—
Advisor Shares	—	—	(95,362)	—
Total dividends and distributions	(7,776,967)	(6,802,225)	(5,123,561)	—
Share Transactions:
Investor Shares:
Sales of shares	8,315,166	75,162,899	3,136,441	10,258,639
Reinvestment of distributions	6,630,602	5,772,543	4,843,033	—
Redemption of shares	(25,172,983)	(89,102,201)	(19,788,374)	(41,381,887)
Redemption fees - Note 5	—	—	277	973
Total increase (decrease) from Investor Share transactions	(10,227,215)	(8,166,759)	(11,808,623)	(31,122,275)
Advisor Shares:
Sales of shares	56,434	47,350	108,065	487,051
Reinvestment of distributions	1,980	2,261	93,518	—
Redemption of shares	—	(61,414)	(309,501)	(831,946)
Redemption fees - Note 5	—	—	—	—
Total increase (decrease) from Advisor Share transactions	58,414	(11,803)	(107,918)	(344,895)
Net increase (decrease) in net assets from share transactions	(10,168,801)	(8,178,562)	(11,916,541)	(31,467,170)
Total increase (decrease) in net assets	40,717,209	24,454,752	(3,166,563)	(23,909,980)
Net Assets
Beginning of period	513,757,385	489,302,633	152,672,599	176,582,579
End of period	$554,474,594	$513,757,385	$149,506,036	$152,672,599
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	$3,331,238	$6,562,686	$(114,053)	$—

The accompanying notes are an integral part of the financial statements.

	U.S. Small and Mid Cap
	Opportunities Fund		Emerging Market Equity Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2012	October 31, 2011	April 30, 2012	October 31, 2011

INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income (loss)	$7,522	$429,018	$587,694	$3,563,865
Net realized gain (loss) on investments, option contracts, futures and foreign currency transactions	9,297,918	2,118,685	(10,525,882)	67,031
Change in unrealized appreciation (depreciation) on investments, futures, foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	12,367,314	(2,799,251)	36,129,663	(29,808,716)
Net increase (decrease) in net assets resulting from operations	21,672,754	(251,548)	26,191,475	(26,177,820)
Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	(516,952)	—	(2,385,242)	(771,689)
Advisor Shares	—	—	(760,916)	(241,589)
Net realized gains:
Investor Shares	(2,772,904)	(2,600,911)	(1,371,661)	(446,768)
Advisor Shares	(93,681)	(231,110)	(557,952)	(242,237)
Total dividends and distributions	(3,383,537)	(2,832,021)	(5,075,771)	(1,702,283)
Share Transactions:
Investor Shares:
Sales of shares	27,020,592	191,062,391	165,230,604	142,886,662
Reinvestment of distributions	1,396,484	1,879,721	3,205,307	1,034,252
Redemption of shares	(37,345,917)	(91,994,172)	(26,632,061)	(42,068,431)
Redemption fees - Note 5	5,857	1,026	3,550	1,264
Total increase (decrease) from Investor Share transactions	(8,922,984)	100,948,966	141,807,400	101,853,747
Advisor Shares:
Sales of shares	233,285	2,391,383	29,046,287	51,007,570
Reinvestment of distributions	90,763	220,154	1,249,411	467,446
Redemption of shares	(1,115,235)	(6,036,011)	(15,642,093)	(35,867,056)
Redemption fees - Note 5	4	772	40,419	20,945
Total increase (decrease) from Advisor Share transactions	(791,183)	(3,423,702)	14,694,024	15,628,905
Net increase (decrease) in net assets from share transactions	(9,714,167)	97,525,264	156,501,424	117,482,652
Total increase (decrease) in net assets	8,575,050	94,441,695	177,617,128	89,602,549
Net Assets
Beginning of period	216,173,782	121,732,087	329,859,716	240,257,167
End of period	$224,748,832	$216,173,782	$507,476,844	$329,859,716
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	$(103,768)	$405,662	$531,393	$3,089,857

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Changes in Net Assets

For the Six Months Ended April 30, 2012 (unaudited) and the Year Ended October 31, 2011

	International Alpha Fund		International Multi-Cap Value Fund
	Six Months Ended April 30, 2012	Year Ended October 31, 2011	Six Months Ended April 30, 2012	Year Ended October 31, 2011
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income	$543,274	$682,428	$243,803	$492,619
Net realized gain (loss) on investments, futures and foreign currency transactions	(962,955)	5,013,766	(374,599)	586,850
Change in unrealized appreciation (depreciation) on investments, futures, foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	3,379,889	(12,250,095)	889,712	(2,246,632)
Net increase (decrease) in net assets resulting from operations	2,960,208	(6,553,901)	758,916	(1,167,163)

Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	(502,503)	(1,070,345)	(429,032)	(358,944)
Advisor Shares	—	(564,691)	(180,214)	(69,630)
Institutional Class Shares	—	—	—	—
Net realized gains:
Investor Shares	—	—	—	—
Advisor Shares	—	—	—	—
Total dividends and distributions	(502,503)	(1,635,036)	(609,246)	(428,574)

Share Transactions:

Investor Shares:
Sales of shares	25,828,018	13,034,938	3,650,310	2,652,229
Reinvestment of distributions	247,423	495,645	77,042	31,043
Redemption of shares	(9,563,385)	(10,509,252)	(687,828)	(550,068)
Redemption of shares in-kind	—	—	—	—
Redemption fees - Note 5	—	6	334	—
Total increase (decrease) from Investor Share transactions	16,512,056	3,021,337	3,039,858	2,133,204

Advisor Shares:
Sales of shares	1,126,124	5,872,858	1,706,900	6,487,477
Reinvestment of distributions	—	520,745	133,224	32,922
Redemption of shares	(2,153,319)	(27,076,776)	(2,228,752)	(1,269,137)
Redemption fees - Note 5	140	1,212	6,751	6,544
Total increase (decrease) from Advisor Share transactions	(1,027,055)	(20,681,961)	(381,877)	5,257,806

Institutional Class Shares:
Sales of shares	—	—	—	—
Reinvestment of distributions	—	—	—	—
Redemption of shares	—	—	—	—
Redemption fees - Note 5	—	—	—	—
Total increase (decrease) from Institutional Class Share transactions	—	—	—	—
Net increase (decrease) in net assets from share transactions	15,485,001	(17,660,624)	2,657,981	7,391,010
Total increase (decrease) in net assets	17,942,706	(25,849,561)	2,807,651	5,795,273

Net Assets
Beginning of period	48,449,873	74,299,434	19,012,060	13,216,787
End of period	$66,392,579	$48,449,873	$21,819,711	$19,012,060

Undistributed (distributions in excess of) net investment income	$507,480	$466,709	$133,171	$498,614

The accompanying notes are an integral part of the financial statements.

	Global Quality Fund		Total Return Fixed Income Fund		Absolute Return EMD and Currency Fund
	Six Months Ended April 30, 2012	2011(a)	Six Months Ended April 30, 2012	Year Ended October 31, 2011	Period Ended April 30, 2012(b)
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income	$690,838	$1,021,745	$1,073,897	$2,939,710	$33,134
Net realized gain (loss) on investments, futures and foreign currency transactions	170,983	(847,877)	1,718,027	2,039,062 †	(328,556)
Change in unrealized appreciation (depreciation) on investments, futures, foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	4,473,355	(1,155,790)	44,468	(1,388,100)	59,495
Net increase (decrease) in net assets resulting from operations	5,335,176	(981,922)	2,836,392	3,590,672	(235,927)

Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	—	—	(1,196,417)	(3,068,016)	—
Advisor Shares	—	—	(27,950)	(81,495)	—
Institutional Class Shares	(1,329,536)	(57,642)	—	—	—
Net realized gains:
Investor Shares	—	—	(961,116)	(3,551,562)	—
Advisor Shares	—	—	(23,702)	(109,017)	—
Total dividends and distributions	(1,329,536)	(57,642)	(2,209,185)	(6,810,090)	—

Share Transactions:

Investor Shares:
Sales of shares	—	—	12,987,963	39,023,730	45,283,351
Reinvestment of distributions	—	—	1,841,418	5,723,308	—
Redemption of shares	—	—	(6,754,409)	(17,135,071)	(113,770)
Redemption of shares in-kind	—	—	—	(63,327,140)	—
Redemption fees - Note 5	—	—	—	—	—
Total increase (decrease) from Investor Share transactions	—	—	8,074,972	(35,715,173)	45,169,581

Advisor Shares:
Sales of shares	—	—	889,002	1,078,832	3,535,000
Reinvestment of distributions	—	—	41,086	164,998	—
Redemption of shares	—	—	(780,986)	(2,732,306)	(90,478)
Redemption fees - Note 5	—	—	—	—	—
Total increase (decrease) from Advisor Share transactions	—	—	149,102	(1,488,476)	3,444,522

Institutional Class Shares:
Sales of shares	14,536,411	70,851,958	—	—	—
Reinvestment of distributions	945,352	55,906	—	—	—
Redemption of shares	(18,739,762)	(3,239,888)	—	—	—
Redemption fees - Note 5	253	6,187	—	—	—
Total increase (decrease) from Institutional Class Share transactions	(3,257,746)	67,674,163	—	—	—
Net increase (decrease) in net assets from share transactions	(3,257,746)	67,674,163	8,224,074	(37,203,649)	48,614,103
Total increase (decrease) in net assets	747,894	66,634,599	8,851,281	(40,423,067)	48,378,176

Net Assets
Beginning of period	66,634,599	—	86,556,747	126,979,814	—
End of period	$67,382,493	$66,634,599	$95,408,028	$86,556,747	$48,378,176

Undistributed (distributions in excess of) net investment income	$517,571	$1,156,269	$(199,510)	$(49,040)	$33,134

(a)     Fund commenced investment activities on November 9, 2010.

(b)     Fund commenced investment activities on December 15, 2011.

† Includes realized gains or losses from in-kind transactions (see Note 7 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Financial Highlights

For the Six Months Ended April 30, 2012 (unaudited) and the Years or Period Ended October 31,
Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
North American Equity Fund
Investor Shares
2012*	$9.76	$0.09		$1.03		$1.12	$(0.15)	$—	$(0.15)
2011	9.20	0.18		0.53		0.71	(0.15)	—	(0.15)
2010	8.09	0.13		1.13		1.26	(0.15)	—	(0.15)
2009	7.58	0.18		0.57		0.75	(0.24)	—	(0.24)
2008	13.52	0.22		(4.37)		(4.15)	(0.28)	(1.51)	(1.79)
2007	12.63	0.31		1.49		1.80	(0.28)	(0.63)	(0.91)
Advisor Shares
2012*	$9.73	$0.03		$1.06		$1.09	$(0.11)	$—	$(0.11)
2011	9.17	0.17		0.51		0.68	(0.12)	—	(0.12)
2010	8.07	0.11		1.11		1.22	(0.12)	—	(0.12)
2009	7.55	0.16		0.57		0.73	(0.21)	—	(0.21)
2008	13.48	0.22		(4.40)		(4.18)	(0.24)	(1.51)	(1.75)
2007	12.61	0.19		1.56		1.75	(0.25)	(0.63)	(0.88)
U.S. Opportunities Fund
Investor Shares
2012*	$22.77	$(0.02	)(1)	$2.13	†	$2.11	$—	$(0.78)	$(0.78)
2011	21.94	(0.09	)(1)	0.92	†	0.83	—	—	—
2010	18.15	(0.11	)(1)	3.90	†	3.79	—	—	—
2009	15.79	(0.07	)(1)	2.43	†	2.36	—	—	—
2008	25.40	(0.06	)(1)	(7.22	)†	(7.28)	(0.03)	(2.30)	(2.33)
2007	23.06	0.02	(1)	4.30	†	4.32	—	(1.98)	(1.98)
Advisor Shares
2012*	$22.49	$(0.05	)(1)	$2.11		$2.06	$—	$(0.78)	$(0.78)
2011	21.73	(0.15	)(1)	0.91		0.76	—	—	—
2010	18.01	(0.15	)(1)	3.87		3.72	—	—	—
2009	15.71	(0.11	)(1)	2.41		2.30	—	—	—
2008	25.32	(0.11	)(1)	(7.20)		(7.31)	—	(2.30)	(2.30)
2007	23.04	(0.04	)(1)	4.30	††	4.26	—	(1.98)	(1.98)
U.S. Small and Mid Cap Opportunities Fund
Investor Shares
2012*	$11.56	$—	(1)(b)	$1.22	†	$1.22	$(0.03)	$(0.16)	$(0.19)
2011	11.23	0.03	(1)	0.56	†	0.59	—	(0.26)	(0.26)
2010	9.37	(0.01	)(1)	1.87	†	1.86	—	—	—
2009	7.96	—	(1)(b)	1.41	†	1.41	—	—	—
2008	12.56	(0.04	)(1)	(3.81	)†	(3.85)	—	(0.75)	(0.75)
2007	10.25	(0.03	)(1)	2.35	†	2.32	(0.01)	—	(0.01)
Advisor Shares
2012*	$11.40	$(0.01	)(1)	$1.20	†	$1.19	$—	$(0.16)	$(0.16)
2011	11.11	—	(1)(b)	0.55	†	0.55	—	(0.26)	(0.26)
2010	9.29	(0.04	)(1)	1.86	†	1.82	—	—	—
2009	7.91	(0.04	)(1)	1.42	†	1.38	—	—	—
2008	12.53	(0.06	)(1)	(3.81	)†	(3.87)	—	(0.75)	(0.75)
2007	10.23	(0.05	)(1)	2.35	†	2.30	—	—	—
Emerging Market Equity Fund
Investor Shares
2012*	$12.29	$0.03	(1)	$0.88	†	$0.91	$(0.12)	$(0.07)	$(0.19)
2011	13.42	0.18	(1)	(1.21	)†	(1.03)	(0.06)	(0.04)	(0.10)
2010	11.34	0.10	(1)	2.04	†	2.14	(0.06)	—	(0.06)
2009	6.99	0.12	(1)	4.24	††	4.36	(0.01)	—	(0.01)
2008	17.91	0.11		(8.94)		(8.83)	(0.14)	(1.95)	(2.09)
2007	10.55	0.04		7.37		7.41	(0.05)	—	(0.05)
Advisor Shares
2012*	$12.23	$—	(1)(b)	$0.91	†	$0.91	$(0.10)	$(0.07)	$(0.17)
2011	13.36	0.14	(1)	(1.19	)†	(1.05)	(0.04)	(0.04)	(0.08)
2010	11.32	0.08	(1)	2.02	†	2.10	(0.06)	—	(0.06)
2009	6.97	0.05	(1)	4.30	†††	4.35	—	—	—
2008	17.86	0.08		(8.91)		(8.83)	(0.11)	(1.95)	(2.06)
2007	10.53	0.02		7.34		7.36	(0.03)	—	(0.03)

The accompanying notes are an integral part of the financial statements.

	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
North American Equity Fund
Investor Shares
2012*	$10.73	11.62%	$554,228	0.36%	0.36%	1.73%	19%
2011	9.76	7.70	513,589	0.37	0.37	1.63	72
2010	9.20	15.68	489,133	0.39	0.39	1.76	88
2009	8.09	10.59	375,315	0.43	0.43	2.09	85
2008	7.58	(34.81)	486,931	0.35	0.35	1.94	131
2007	13.52	15.08	809,998	0.33	0.33	1.82	38
Advisor Shares
2012*	$10.71	11.37%	$246	0.71%	0.71%	1.35%	19%
2011	9.73	7.43	169	0.72	0.72	1.27	72
2010	9.17	15.27	170	0.74	0.74	1.41	88
2009	8.07	10.28	116	0.78	0.78	1.69	85
2008	7.55	(35.08)	102	0.70	0.70	1.57	131
2007	13.48	14.66	133	0.68	0.68	1.41	38
U.S. Opportunities Fund
Investor Shares
2012*	$24.10	9.55%	$146,730	1.31%	1.31%	(0.15)%	37%
2011	22.77	3.78	149,941	1.29	1.29	(0.39)	91
2010	21.94	20.88	173,625	1.33	1.33	(0.52)	57
2009	18.15	14.95	162,694	1.40	1.40	(0.45)	64
2008	15.79	(31.08)	178,772	1.25	1.25	(0.29)	74
2007	25.40	20.02	302,351	1.25	1.25	0.10	77
Advisor Shares
2012*	$23.77	9.44%	$2,776	1.56%	1.56%	(0.40)%	37%
2011	22.49	3.50	2,732	1.54	1.54	(0.65)	91
2010	21.73	20.66	2,957	1.58	1.58	(0.77)	57
2009	18.01	14.64	2,800	1.65	1.65	(0.71)	64
2008	15.71	(31.28)	3,337	1.50	1.50	(0.54)	74
2007	25.32	19.76	5,910	1.50	1.50	(0.17)	77
U.S. Small and Mid Cap Opportunities Fund
Investor Shares
2012*	$12.59	10.69%	$217,966	1.05%	1.24%	0.01%	39%
2011	11.56	5.21	209,199	1.05	1.25	0.21	100
2010	11.23	19.85	111,939	1.05	1.52	(0.13)	122
2009	9.37	17.71	36,103	1.05	2.32	(0.04)	75
2008	7.96	(32.31)	11,999	1.37	2.74	(0.38)	92
2007	12.56	22.60	10,197	1.40	3.13	(0.23)	93
Advisor Shares
2012*	$12.43	10.56%	$6,783	1.30%	1.49%	(0.23)%	39%
2011	11.40	4.90	6,974	1.30	1.52	0.00	100
2010	11.11	19.59	9,793	1.30	1.77	(0.38)	122
2009	9.29	17.45	3,584	1.30	2.33	(0.40)	75
2008	7.91	(32.56)	230	1.64	3.01	(0.55)	92
2007	12.53	22.48	1,420	1.65	3.37	(0.45)	93
Emerging Market Equity Fund
Investor Shares
2012*	$13.01	7.60%	$391,035	1.25%	1.28%	0.40%	23%
2011	12.29	(7.73)	234,258	1.25	1.34	1.34	69
2010	13.42	18.97	152,681	1.25	1.53	0.82	75
2009	11.34	62.38	33,479	1.25	2.61	1.34	91
2008	6.99	(55.18)	16,312	1.72	2.51	0.53	123
2007	17.91	70.50	27,774	1.75	2.68	0.37	107
Advisor Shares
2012*	$12.97	7.56%	$116,442	1.50%	1.53%	0.08%	23%
2011	12.23	(7.95)	95,602	1.50	1.59	1.05	69
2010	13.36	18.60	87,577	1.50	1.81	0.64	75
2009	11.32	62.41	14,021	1.50	2.47	0.55	91
2008	6.97	(55.25)	1,061	1.98	2.73	0.20	123
2007	17.86	70.09	2,594	2.00	2.95	0.08	107

*	For the six months ended April 30, 2012 (unaudited). All ratios for the period have been annualized, except for the Portfolio Turnover Rate.
†	Includes redemption fees. Amount was less than $0.01 per share.
††	Includes redemption fees of $0.01 per share.
†††	Includes redemption fees of $0.02 per share.
(1)	Per share net investment income (loss) calculated using average shares.
(a)

Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)	Amount was less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

	Net Asset			Net Realized			Dividends
	Value,	Net		and		Total from	from Net	Distributions
	Beginning of	Investment		Unrealized		Investment	Investment	from Net	Total
	Period	Income		Gains (Losses)		Operations	Income	Realized Gain	Distributions
International Alpha Fund
Investor Shares
2012*.	$9.36	$0.09	(1)	$0.48		$0.57	$(0.10)	$—	$(0.10)
2011	10.51	0.10	(1)	(1.01	)†	(0.91)	(0.24)	—	(0.24)
2010	9.00	0.08	(1)	1.60	†	1.68	(0.17)	—	(0.17)
2009	6.73	0.13	(1)	2.21	†	2.34	(0.07)	—	(0.07)
2008	13.44	0.14	(1)	(6.61	)†	(6.47)	(0.24)	—	(0.24)
2007	10.64	0.11	(1)	2.78	†	2.89	(0.09)	—	(0.09)
Advisor Shares
2012*	$9.34	$0.07	(1)	$0.49	†	$0.56	$—	$—	$—
2011	10.47	0.10	(1)	(1.02	)†	(0.92)	(0.21)	—	(0.21)
2010	8.97	0.06	(1)	1.59	†	1.65	(0.15)	—	(0.15)
2009	6.71	0.11	(1)	2.20	†	2.31	(0.05)	—	(0.05)
2008	13.40	0.11	(1)	(6.59	)†	(6.48)	(0.21)	—	(0.21)
2007	10.64	0.07	(1)	2.77	†	2.84	(0.08)	—	(0.08)
International Multi-Cap Value Fund
Investor Shares
2012*	$8.34	$0.11	(1)	$0.20	†	$0.31	$(0.29)	$—	$(0.29)
2011	8.95	0.28	(1)	(0.60)		(0.32)	(0.29)	—	(0.29)
2010	7.91	0.26	(1)	1.05		1.31	(0.27)	—	(0.27)
2009	5.61	0.20	(1)	2.37		2.57	(0.27)	—	(0.27)
2008	13.65	0.37	(1)	(6.34	)†	(5.97)	(0.59)	(1.48)	(2.07)
2007	10.54	0.48		2.80		3.28	(0.11)	(0.06)	(0.17)
Advisor Shares
2012*	$8.33	$0.09	(1)	$0.22	†	$0.31	$(0.27)	$—	$(0.27)
2011	8.94	0.24	(1)	(0.58	)†	(0.34)	(0.27)	—	(0.27)
2010	7.91	0.24	(1)	1.04	†	1.28	(0.25)	—	(0.25)
2009	5.59	0.19	(1)	2.38	††	2.57	(0.25)	—	(0.25)
2008	13.62	0.34	(1)	(6.33	)†	(5.99)	(0.56)	(1.48)	(2.04)
2007	10.53	0.43		2.83		3.26	(0.11)	(0.06)	(0.17)
Global Quality Fund
Institutional Class Shares
2012*	$100.70	$1.07	(1)	$6.71	†	$7.78	$(1.95)	$—	$(1.95)
2011(b)	100.00	2.36	(1)	(1.43	)†	0.93	(0.23)	—	(0.23)
Total Return Fixed Income Fund
Investor Shares
2012*	$10.33	$0.12		$0.21		$0.33	$(0.14)	$(0.12)	$(0.26)
2011	10.50	0.32		0.13		0.45	(0.32)	(0.30)	(0.62)
2010	10.33	0.40		0.51		0.91	(0.40)	(0.34)	(0.74)
2009	9.57	0.37		1.01		1.38	(0.38)	(0.24)	(0.62)
2008	9.79	0.41		(0.22)		0.19	(0.40)	(0.01)	(0.41)
2007	9.81	0.50		(0.03)		0.47	(0.49)	—	(0.49)
Advisor Shares
2012*	$10.34	$0.12		$0.20		$0.32	$(0.13)	$(0.12)	$(0.25)
2011	10.51	0.29		0.13		0.42	(0.29)	(0.30)	(0.59)
2010	10.34	0.37		0.51		0.88	(0.37)	(0.34)	(0.71)
2009	9.57	0.35		1.02		1.37	(0.36)	(0.24)	(0.60)
2008	9.79	0.39		(0.22)		0.17	(0.38)	(0.01)	(0.39)
2007	9.82	0.47		(0.04)		0.43	(0.46)	—	(0.46)
Absolute Return EMD and Currency Fund
Investor Shares
2012(c)	$10.00	$0.01	(1)	$(0.08)		$(0.07)	$—	$—	$—
Advisor Shares
2012(c)	$10.00	$—	(e) (1)	$(0.08)		$(0.08)	$—	$—	$—

The accompanying notes are an integral part of the financial statements.

				Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average
	Net Asset		Net Assets,	(Including Waivers and	(Excluding Waivers,	Net Assets (Including	Portfolio
	Value, End	Total	End of Period	Reimbursements,	Reimbursements and	Waivers, Reimbursements	Turnover
	of Period	Return(a)	(000)	Excluding Offsets)	Offsets)	and Offsets)	Rate
International Alpha Fund
Investor Shares
2012*.	$9.83	6.23%	$62,960	1.07%	1.52%	2.00%	28%
2011	9.36	(8.87)	44,038	1.15	1.49	0.97	96
2010	10.51	18.90	46,392	1.15	1.63	0.82	101
2009	9.00	35.28	15,878	1.15	1.75	1.82	109
2008	6.73	(48.95)	15,876	1.25	1.61	1.26	88
2007	13.44	27.38	28,483	1.25	1.54	0.92	112
Advisor Shares
2012*	$9.90	6.00%	$3,433	1.36%	1.83%	1.52%	28%
2011	9.34	(8.97)	4,411	1.40	1.72	0.91	96
2010	10.47	18.61	27,908	1.40	1.89	0.69	101
2009	8.97	34.84	39,418	1.40	1.99	1.49	109
2008	6.71	(49.04)	15,430	1.50	1.86	1.04	88
2007	13.40	26.92	28,308	1.50	1.77	0.60	112
International Multi-Cap Value Fund
Investor Shares
2012*	$8.36	3.98%	$15,441	1.08%	3.22%	2.66%	33%
2011	8.34	(3.72)	12,245	1.15	3.60	3.14	91
2010	8.95	16.96	11,049	1.15	4.56	3.20	90
2009	7.91	48.45	9,230	1.15	5.49	3.23	140
2008	5.61	(50.61)	7,274	1.25	3.65	3.92	50
2007	13.65	31.56	12,479	1.25	3.85	2.97	58
Advisor Shares
2012*	$8.37	4.02%	$6,379	1.36%	3.51%	2.31%	33%
2011	8.33	(3.90)	6,767	1.40	3.89	2.73	91
2010	8.94	16.64	2,168	1.40	4.83	2.94	90
2009	7.91	48.42	1,342	1.40	5.71	3.01	140
2008	5.59	(50.78)	771	1.50	3.89	3.58	50
2007	13.62	31.31	1,660	1.50	4.12	2.76	58
Global Quality Fund
Institutional Class Shares
2012*	$106.53	7.93%	$67,382	0.70%	1.12%	2.12%	48%
2011(b)	100.70	0.93	66,635	0.70	1.40	2.35	90	(d)
Total Return Fixed Income Fund
Investor Shares
2012*	$10.40	3.20%	$92,725	0.40%	0.70%	2.36%	197%
2011	10.33	4.60	84,038	0.40	0.68	2.96	473
2010	10.50	9.09	122,861	0.40	0.61	3.69	452
2009	10.33	14.79	158,900	0.40	0.72	3.68	590
2008	9.57	1.93	72,310	0.40	0.70	4.03	555
2007	9.79	4.90	71,259	0.40	0.96	4.97	464
Advisor Shares
2012*	$10.41	3.07%	$2,683	0.65%	0.98%	2.18%	197%
2011	10.34	4.34	2,519	0.65	0.94	2.71	473
2010	10.51	8.82	4,118	0.65	0.87	3.47	452
2009	10.34	14.61	6,952	0.65	0.98	3.39	590
2008	9.57	1.67	996	0.65	0.95	3.78	555
2007	9.79	4.53	852	0.65	1.48	4.73	464
Absolute Return EMD and Currency Fund
Investor Shares
2012(c)	$9.93	(0.70)%	$44,944	1.15%	3.26%	0.39%	2	%(d)
Advisor Shares
2012(c)	$9.92	(0.80)%	$3,434	1.40%	3.88%	0.07%	2	%(d)

*	For the six months ended April 30, 2012 (unaudited). All ratios for the period have been annualized, except for the Portfolio Turnover Rate.
†	Includes redemption fees. Amount was less than $0.01 per share.
††	Includes redemption fees of $0.01 per share.
(1)	Per share net investment income (loss) calculated using average shares.
(a)

Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)	Fund commenced investment activities on November 9, 2010.
(c)	Fund commenced investment activities on December 15, 2011.
(d)	Not annualized
(e)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Notes to Financial Statements

April 30, 2012 (unaudited)

NOTE 1 — ORGANIZATION

Schroder Global Series Trust (“SGST”) is an open-end series management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). SGST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 27, 2003.  SGST has an unlimited number of authorized shares, which are divided into three separate diversified series: Schroder North American Equity Fund, Schroder Global Value Fund and Schroder Global Quality Fund (collectively, the “SGST Funds”).

Schroder Capital Funds (Delaware) (“SCFD”) is an open-end series management investment company registered under the Investment Company Act. SCFD was organized as a Maryland corporation on July 30, 1969; reorganized as Schroder Capital Funds, Inc., a series company, on February 29, 1988; and reorganized on January 9, 1996, as a Delaware business trust.  SCFD has an unlimited number of authorized shares, which are divided into two separate diversified series: Schroder U.S. Opportunities Fund and Schroder International Alpha Fund (collectively, the “SCFD Funds”). On April 18, 2007, Schroder U.S. Opportunities Fund closed to new investors.

Schroder Series Trust (“SST”) is an open-end series management investment company registered under the Investment Company Act. SST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993.  SST has an unlimited number of authorized shares, which are divided into five separate series, four of which are diversified: Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder International Multi-Cap Value Fund and Schroder Total Return Fixed Income Fund (collectively, the “SST Funds,” and together with the SCFD Funds and the SGST Funds, the “Funds”), and one of which is non-diversified: Schroder Absolute Return EMD and Currency Fund. On April 1, 2011, Schroder U.S. Small and Mid Cap Opportunities Fund closed to new investors, but was reopened fully for investment on May 1, 2012.

As of the date of these financial statements, Schroder Global Value Fund has not yet commenced operations.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds, which are in conformity with U.S. GAAP:

VALUATION OF INVESTMENTS: Each Fund calculates the net asset value of its classes of shares by dividing the total value of its assets attributable to that class, less its liabilities attributable to that class, by the number of shares of that class that are outstanding.  Each Fund values its shares as of the close of trading on the New York Stock Exchange (the “Exchange”) each day the Exchange is open. Portfolio securities, including exchange traded fund (“ETF”) shares, listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded, except that NASDAQ official closing prices for all NASDAQ National Market and NASDAQ Small Cap Market Securities are used, where applicable.  Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the mean of the closing bid and asked prices (“mid- market price”). Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Options on indices are valued at the closing mid-market price. Prices used for valuations generally are provided by independent pricing services. Investments in registered investment companies are priced at each Fund’s daily net asset value. Except as noted below with regard to below investment grade and emerging markets debt instruments, fixed income securities with remaining maturities of more than 60 days are valued on the basis of valuations provided by pricing services that determine valuations for normal institutional size trading units of fixed income securities, or through obtaining independent quotes from market makers. Such valuations may use a matrix, formula or other objective method that takes into consideration market indices, matrices, yield curves and other specific adjustments. Below investment grade and emerging markets debt instruments (“high yield debt”) will ordinarily be valued at prices supplied by a Fund’s pricing service based on the mean of bid and asked prices supplied by brokers or dealers. Short-term investments, having a maturity of 60 days or less, are valued at amortized cost, a form of fair valuation that approximates market value, pursuant to procedures adopted by the Funds’ Board of Trustees (“Trustees”).  Other securities and assets for which market quotations are not readily available are valued in accordance with Fair Value Procedures established by the Funds’ Trustees. The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Funds’ Trustees. Some of the

Schroder Mutual Funds

Notes to Financial Statements (continued)
April 30, 2012 (unaudited)

more common reasons that may necessitate that a security be valued using Fair Value Procedures include:  the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value.  The closing prices of such securities may no longer reflect their market values at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last trade and the time that the Fund calculates its net asset value.  A Significant Event may relate to a single issuer or to an entire market sector. If a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, a Committee meeting may be called.

Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund and Schroder Global Quality Fund use a third-party fair valuation vendor, which provides a fair value for securities of companies located in countries outside the Western Hemisphere held by the Funds based on certain factors and methodologies applied by the vendor in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Committee in consultation with the Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Committee also determines a “confidence interval” that will be used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds will typically value such securities in their portfolios that exceed the applicable confidence interval based upon the fair values provided by the vendor.

In accordance with the authoritative guidance under U.S. GAAP, “Fair Value Measurements” defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•                  Level 1 — quoted prices in active markets for identical securities

•                  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

For the purpose of this Fair Value Measurement summary, securities that have been fair valued by a third-party vendor as discussed above for Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund and Schroder Global Quality Fund, are considered Level 2 instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the six months ended April 30, 2012, there have been no significant changes to the Funds’ fair valuation methodologies. Fair value measurement classifications are summarized in each Fund’s Schedule of Investments.

FEDERAL INCOME TAXES: It is the intention of the Funds for each Fund to qualify, or continue to qualify, as a “regulated investment company” by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds would not be subject to Federal income taxes to the extent that, among other things, they distribute substantially all of their taxable income, including realized capital gains, for the fiscal year. In addition, as a result of distributing substantially all of their net investment income during each calendar year, capital gains and certain other amounts, if any, the Funds would not be subject to a Federal excise tax. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely- than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the

Schroder Mutual Funds

Notes to Financial Statements (continued)
April 30, 2012 (unaudited)

current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including,  but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of, and during the six months ended April 30, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date.  Realized gains and losses on sales of investments are determined on the basis of identified cost. Capital gain taxes on securities in certain foreign countries are accrued on unrealized appreciation and are due when realized.

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income and expense is recorded on an accrual basis. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method.  Foreign dividend and interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of costs of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered non-taxable distributions or capital gain distributions.

EXPENSES:  Expenses are recorded on an accrual basis. Many of the expenses of the Funds can be directly attributable to a specific Fund. Expenses not directly attributable to a specific Fund are allocated among the Funds based on relative average net assets or another appropriate methodology. Class specific expenses are borne by that class. Fund expenses are pro-rated to the respective classes based on relative net assets.

CLASSES OF SHARES:  Income, realized and unrealized gains and losses of a Fund are prorated to the respective classes of shares based on relative net assets.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends and distributions to shareholders from net investment income and from net realized capital gains, if any, are declared and distributed at least annually for each of the Funds, except Schroder Total Return Fixed Income Fund, which declares dividends to shareholders from net investment income daily and distributes these dividends monthly and for which distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

OFFERING COSTS: During the period ended October 31, 2011, the Schroder Global Quality Fund incurred offering costs of $68,218 and as of April 30, 2012, the Fund has fully amortized its offering costs.  During the period ended April 30, 2012, the Schroder Absolute Return EMD and Currency Fund commenced operations and incurred offering costs of $98,743. Schroder Investment Management North America, Inc. (“SIMNA”) absorbed $93,510 of the offering costs for Schroder Absolute Return EMD and Currency Fund. The amortized portion of the offering costs and the amount absorbed by SIMNA are included in “Offering Costs” and “Reimbursement from Investment Advisor” on the Statement of Operations.

FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Certain Funds may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments.

Schroder Mutual Funds

Notes to Financial Statements (continued)
April 30, 2012 (unaudited)

WHEN-ISSUED SECURITIES: Schroder Total Return Fixed Income Fund purchases securities on a when-issued, delayed delivery, or forward commitment basis during the period covered by this report.  These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security.  These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

FUTURES:  Financial futures contracts are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation).  When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain or loss in the Statements of Operations.

Futures contracts are generally utilized in order to hedge against unfavorable changes in the value of securities or otherwise to attempt to increase a Fund’s total return.  Futures contracts involve leverage and are subject to market risk that may exceed the amounts recognized in the Statements of Assets and Liabilities.  Risks arise from the possible significant movements in prices. The change in value of futures contracts primarily corresponds to the value of the securities or other index or amount underlying the contracts, but may not precisely correlate with the change in value of such securities or other index or amount. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

OPTION TRANSACTIONS:   Certain Funds may purchase and write call and put options on securities and securities indices, provided such options are traded on a national securities exchange or an over-the-counter market. The Funds may also purchase and sell call and put options on foreign currencies. When any of the Funds writes or purchases a covered call or put option, an amount equal to the premium received is included in that Fund’s statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or index underlying the written option. When any of the Funds purchases a call or put option, an amount equal to the premium paid is included in that Fund’s statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If a Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. The option techniques utilized are generally to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by a Fund, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation.

EQUITY-LINKED AND INDEX-LINKED WARRANTS:  Schroder Emerging Market Equity Fund invests in equity-linked and index-linked warrants. Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. A Fund purchases the equity-linked and index-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holdings. If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Each warrant typically represents one share of the underlying stock or basket of stocks representing the index. Therefore, the price, performance and liquidity of the warrant are all linked to the underlying stock or index, less transaction costs. Equity-linked warrants are generally valued at the closing price of the underlying securities, then adjusted for stock dividends declared by the underlying securities. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for either equity-linked or index-linked warrants. A Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

Schroder Mutual Funds

Notes to Financial Statements (continued)
April 30, 2012 (unaudited)

MORTGAGE DOLLAR ROLLS:  Schroder Total Return Fixed Income Fund enters into mortgage dollar rolls (principally using TBAs) in which the Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities in a subsequent month at an agreed-upon price on a fixed date. The Fund accounts for such dollar rolls under the purchases and sales method and may receive compensation as consideration for entering into the commitment to repurchase. Mortgage dollar rolls have the effect of creating investment leverage. The market value of the securities that the Fund is required to purchase may decline below the agreed upon purchase price of those securities. The counterparty receives all principal and interest payments, including repayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract.

NOTE 3 — INVESTMENT ADVISORY FEES, ADMINISTRATION AGREEMENTS AND DISTRIBUTION PLANS

The Funds have entered into investment advisory agreements with SIMNA. Under these agreements, SIMNA provides investment management services and is entitled to receive for its services compensation, payable monthly, at the following annual rates based on average daily net assets of each Fund taken separately. In order to limit the expenses of the Investor Shares, Advisor Shares and Institutional Shares of certain Funds, SIMNA has contractually agreed to pay or reimburse the applicable Fund for expenses through February 28, 2013, to the extent that the total annual fund operating expenses of a Fund (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses) allocable to each share class exceed the following annual rates (based on the average daily net assets attributable to each share class):

		Expense Limitation
		Investor	Advisor	Institutional
	Management fee	Shares	Shares	Shares
Schroder North American Equity Fund	0.25%	N/A	N/A	N/A
Schroder U.S. Opportunities Fund	1.00%	1.70%	1.95%	N/A
Schroder U.S. Small and Mid Cap Opportunities Fund	1.00%	1.05%	1.30%	N/A
Schroder Emerging Market Equity Fund	1.00%	1.25%	1.50%	N/A
Schroder International Alpha Fund	0.80%*	0.95%**	1.30%**	N/A
Schroder International Multi-Cap Value Fund	0.80%*	0.95%**	1.30%**	N/A
Schroder Global Quality Fund	0.55%	N/A	N/A	0.70%
Schroder Total Return Fixed Income Fund	0.25%	0.40%	0.65%	N/A
Schroder Absolute Return EMD and Currency Fund	0.90%	1.15%	1.40%	N/A

*	Prior to March 21, 2012, the management fee was 0.975% and 1.00% for the Schroder International Alpha Fund and the Schroder International Multi-Cap Value Fund, respectively.
**	Prior to March 21, 2012, the expense limitation was 1.15% for the Investor Shares and 1.40% for Advisor Shares for the Schroder International Alpha Fund and the Schroder International Multi-Cap Fund.

SIMNA has retained its affiliate Schroder Investment Management North America Limited (“SIMNA Ltd.”) to serve as sub-advisor responsible for the portfolio management of Schroder North American Equity Fund, Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder Global Quality Fund and Schroder Absolute Return EMD and Currency Fund. SIMNA pays SIMNA Ltd. 50% of the investment advisory fees it receives from these Funds, after waivers.

The administrator of SGST is Schroder Fund Advisors LLC (“Schroder Advisors”), a wholly-owned subsidiary of SIMNA. Schroder Advisors receives no compensation for its services for Schroder North American Equity Fund and Schroder Global Quality Fund. SIMNA provides certain administration services to Schroder International Alpha Fund and Schroder U.S. Opportunities Fund. SIMNA’s compensation for these services is included in Schroder U.S. Opportunities Fund’s and Schroder International Alpha Fund’s advisory fees.

Effective November 1, 2010, under (i) amended sub-administration and accounting agreements with SEI Investments Global Funds Services (“SEI”), the SCFD Funds and the SGST Funds, other than Schroder North American Equity Fund, and (ii) an amended administration and accounting agreement with SEI, the SST Funds, pay fees to SEI based on the aggregate average daily net assets of all the SCFD Funds, the SST Funds and the SGST Funds, other than Schroder North American Equity Fund, according to the

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2012 (unaudited)

following annual rates: 0.0875% on the first $2 billion of such assets; 0.0700% on the next $1 billion of such assets; 0.0600% on the next $2 billion of such assets; and 0.0500% on assets in excess of $5 billion. Each Fund pays its pro rata portion of such fees.

Effective January 29, 2005,  as amended November 1, 2010, Schroder North American Equity Fund pays SEI a fee, computed and paid monthly,  at an annual rate of 0.013% of the Schroder North American Equity Fund’s average daily net assets up to $1 billion and 0.005% of Schroder North American Equity Fund’s average daily net assets over $1 billion.

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act that allows each Fund to pay distribution and other fees with respect to its Advisor Shares. Under the Plan, a Fund may make payments at an annual rates of up to 0.25% of the average daily net assets attributable to their Advisor Shares to compensate Schroder Advisors for distribution services and certain shareholder services with respect to the Funds’ Advisor Shares, except for Schroder North American Equity Fund, which may make payments at an annual rate of up to 0.35% of the average daily net assets attributable to its Advisor Shares.

The Funds, with respect to their Advisor Shares, pay a fee up to 0.10% of their Advisor Shares average daily net assets for services related to sub-administration, sub-transfer agency or other shareholder services. This fee is in addition to payments made under such Funds’ 12b-1 plans.

Schroder Mutual Funds

Notes to Financial Statements (continued)
April 30, 2012 (unaudited)

NOTE 4 — DERIVATIVE CONTRACTS

The period-end fair values on the Schedules of Investments and the amounts of realized and changes in unrealized gains and losses as disclosed on the Statements of Operations are generally indicative of the volume of the Fund’s derivative activity for the period.

The fair value of derivative instruments as of April 30, 2012, was as follows:

	Statement of Assets	Asset	Liability
Fund	and Liabilities Location	Derivatives	Derivatives

Schroder North American Equity Fund
Equity contracts	Unrealized appreciation/(depreciation) on futures contracts	$926,714	$—
Foreign exchange contracts	Unrealized appreciation/(depreciation) on forward foreign currency contracts	13,038	(173,465)
		$939,752	$(173,465)

Schroder Emerging Market Equity Fund
Equity Contracts	Investments in securities, at value	$5,365,824	$—

Schroder International Multi-Cap Value Fund
Foreign exchange contracts	Unrealized appreciation/(depreciation) on forward foreign currency contracts	$23,356	$(13,038)

Schroder Global Quality Fund
Equity contracts	Unrealized appreciation/(depreciation) on futures contracts	$5,786	$—
Foreign exchange contracts	Unrealized appreciation/(depreciation) on forward foreign currency contracts	12,950	(23,186)
		$18,736	$(23,186)

Schroder Total Return Fixed Income Fund
Interest rate contracts	Unrealized appreciation/(depreciation) on futures contracts	$112,193	$(143,931)

Schroder Absolute Return EMD and Currency Fund
Foreign exchange contracts	Unrealized appreciation/(depreciation) on forward foreign currency contracts	$176,214	$(179,703)

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2012 (unaudited)

The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2012, was as follows:

The amount of realized and unrealized gain (loss) on derivatives recognized in income:

Fund	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Total

Schroder North American Equity Fund
Equity contracts
Futures contracts	$10,186,198	$(3,493,637)	$6,692,561
Foreign exchange contracts
Forward contracts	(693,166)	469,200	(223,966)
	$9,493,032	$(3,024,437)	$6,468,595

Schroder Emerging Market Equity Fund
Equity contracts
Equity-linked warrants	$—	$810,837	$810,837

Schroder International Multi-Cap Value Fund
Equity contracts
Futures contracts	$(2,811)	$—	$(2,811)
Foreign exchange contracts
Forward contracts	(30,147)	20,259	(9,888)
	$(32,958)	$20,259	$(12,699)

Schroder Global Quality Fund
Equity contracts
Futures contracts	$15,068	$5,786	$20,854
Foreign exchange contracts
Forward contracts	(76,713)	26,086	(50,627)
	$(61,645)	$31,872	$(29,773)

Schroder Total Return Fixed Income Fund
Interest rate contracts
Futures contracts	$296,882	$(205,671)	$91,211
Options	(6,588)	—	(6,588)
	$290,294	$(205,671)	$84,623

Schroder Absolute Return EMD and Currency Fund
Foreign exchange contracts
Forward contracts	$(372,135)	$(3,489)	$(375,624)

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2012 (unaudited)

NOTE 5 — REDEMPTION FEES

Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, and Schroder Global Quality Fund generally impose a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. These fees, which are not sales charges, are retained by the Funds and not paid to Schroder Advisors or any other entity. The redemption fees are included in the Statements of Changes in Net Assets under “Redemption fees,” and are included as part of “Capital paid-in” on the Statements of Assets and Liabilities. The redemption fees retained for the six months ended April 30, 2012 were as follows:

Schroder U.S. Opportunities Fund	$277
Schroder U.S. Small and Mid Cap Opportunities Fund	5,681
Schroder Emerging Market Equity Fund	43,969
Schroder International Alpha Fund	140
Schroder International Multi-Cap Value Fund	7,085
Schroder Global Quality Fund	253

NOTE 6 — TRANSACTIONS WITH AFFILIATES

TRUSTEES’ FEES: The Funds pay no compensation to Trustees who are interested persons of the Trusts, SIMNA or Schroder Advisors. For their services as Trustees of all open-end investment companies distributed by Schroder Advisors for the period ended April 30, 2012, Trustees who are not interested persons of the Funds, SIMNA or Schroder Advisors received an annual retainer of $25,000 and $2,500 per meeting attended in person or $1,000 per meeting attended by telephone. Members of an Audit Committee for one or more of such Funds received an additional $1,000 per meeting, with the Audit Committee chair receiving a $5,000 retainer. If a meeting relates to a single Fund or group of Funds, payments of such meeting fees are allocated only among those Funds to which the meeting relates.

Officers of the Funds are also officers of SIMNA and Schroder Advisors. Such officers are paid no fees by the Funds for serving as officers of the Funds.

NOTE 7 — INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term and U.S. Government securities for each Fund, for the six months ended April 30, 2012 were as follows:

	Purchases	Sales and Maturities
Schroder North American Equity Fund	$96,816,859	$88,708,828
Schroder U.S. Opportunities Fund	51,196,625	69,630,079
Schroder U.S. Small and Mid Cap Opportunities Fund	76,998,963	90,922,695
Schroder Emerging Market Equity Fund	210,437,224	87,671,005
Schroder International Alpha Fund	29,379,363	15,365,303
Schroder International Multi-Cap Value Fund	8,548,062	6,453,556
Schroder Global Quality Fund	31,036,882	37,438,325
Schroder Total Return Fixed Income Fund	37,880,438	32,302,257
Schroder Absolute Return EMD and Currency Fund	18,795,966	217,499

Purchases and proceeds from sales and maturities of U.S. Government securities for the six months ended April 30, 2012 were as follows:

	Purchases	Sales and Maturities
Schroder Total Return Fixed Income Fund	$139,356,185	$135,506,830

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2012 (unaudited)

Both redemptions and subscriptions in-kind reflect the valuation of the underlying securities in accordance with the Funds’ valuation policy. The asset price used to effect the redemption is the respective asset price used to calculate the net asset value of the shares redeemed. For the year ended October 31, 2011, Schroder Total Return Fixed Income Fund realized gains from in-kind redemptions of $963,090.

NOTE 8 — FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. Any permanent differences, which may result in distribution reclassifications, are primarily due to differing treatments for gains resulting from redemptions in-kind, paydown gains and losses, distributions in excess, investments in passive foreign investment companies, reclassifications of long-term capital gain distributions on real estate investment trust securities, partnership investments, net operating losses and foreign currency transactions. Distributions from short-term gains and from gains on foreign currency transactions are treated as distributions from ordinary income for tax purposes.

At October 31, 2011, the Funds reclassified the following permanent amounts between capital paid-in, undistributed net investment income and accumulated realized gain (loss):

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Realized Gain (Loss)	Increase (Decrease) Capital Paid-in
Schroder North American Equity Fund	$474,388	$(481,030)	$6,642
Schroder U.S. Opportunities Fund	690,596	42,497	(732,893)
Schroder U.S. Small and Mid Cap Opportunities Fund	(11,282)	(16,699)	27,981
Schroder Emerging Market Equity Fund	(126,530)	126,530	—
Schroder International Alpha Fund	1,139,569	(1,139,569)	—
Schroder International Multi-Cap Value Fund	130,116	(130,116)	—
Schroder Global Quality Fund	192,166	(192,166)	—
Schroder Total Return Fixed Income Fund	266,617	(1,231,815)	965,198

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2012 (unaudited)

The tax character of dividends and distributions declared during the years or periods ended October 31, 2011 and October 31, 2010, was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Schroder North American Equity Fund
2011	$6,802,225	$—	$6,802,225
2010	6,698,938	—	6,698,938
Schroder U.S. Small and Mid Cap Opportunities Fund
2011	—	2,832,021	2,832,021
2010	—	—	—
Schroder Emerging Market Equity Fund
2011	1,702,283	—	1,702,283
2010	392,694	—	392,694
Schroder International Alpha Fund
2011	1,635,036	—	1,635,036
2010	921,312	—	921,312
Schroder International Multi-Cap Value Fund
2011	428,574	—	428,574
2010	355,291	—	355,291
Schroder Global Quality Fund
2011	57,642	—	57,642
Schroder Total Return Fixed Income Fund
2011	6,087,969	722,121	6,810,090
2010	11,879,530	884,954	12,764,484

As of October 31, 2011, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforward	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Schroder North American Equity Fund	$5,987,153	$—	$(61,744,503)	$16,704,707	$(2)	$(39,052,645)
Schroder U.S. Opportunities Fund	—	5,123,091	—	19,577,722	13	24,700,826
Schroder U.S. Small and Mid Cap Opportunities Fund	416,576	2,865,685	—	8,496,330	(10,916)	11,767,675
Schroder Emerging Market Equity Fund	3,104,956	1,928,376	—	(5,237,548)	(13,485)	(217,701)
Schroder International Alpha Fund	463,284	—	(8,934,666)	(390,939)	(2)	(8,862,323)
Schroder International Multi-Cap Value Fund	569,678	—	(2,440,646)	(1,439,005)	(24,287)	(3,334,260)
Schroder Global Quality Fund	1,150,356	—	(458,255)	(1,723,572)	(8,093)	(1,039,564)
Schroder Total Return Fixed Income Fund	1,132,211	—	—	2,016,023	(196,486)	2,951,748

As of October 31, 2011, the Funds listed below had net tax basis capital loss carryforwards, for Federal income tax purposes, that may be applied against future taxable gains until their expiration date as follows, except for Schroder International Alpha Fund, which may be subject to annual limitations:

	October 31,
	2017	2019

Schroder North American Equity Fund	$61,744,503	$—
Schroder International Alpha Fund	8,934,666	—
Schroder International Multi-Cap Value Fund	2,440,646	—
Schroder Global Quality Fund	—	458,255

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2012 (unaudited)

During the year ended October 31, 2011, the Funds listed below utilized capital loss carryforwards to offset capital gains:

ScSchroder North American Equity Fund	$39,074,769
ScSchroder U.S. Opportunities Fund	11,578,862
ScSchroder Emerging Market Equity Fund	836,401
ScSchroder International Alpha Fund	3,916,824
ScSchroder International Multi-Cap Value Fund	546,396

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, preenactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At April 30, 2012, the identified cost for Federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation were as follows:

	Identified Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
ScSchroder North American Equity Fund	$493,481,035	$80,335,914	$(21,993,242)	$58,342,672
ScSchroder U.S. Opportunities Fund	126,909,673	25,727,085	(2,394,562)	23,332,523
Schroder U.S. Small and Mid Cap Opportunities Fund	204,725,393	25,144,409	(3,045,285)	22,099,124
ScSchroder Emerging Market Equity Fund	454,080,205	54,111,128	(18,120,200)	35,990,928
ScSchroder International Alpha Fund	62,534,520	5,907,829	(2,459,104)	3,448,725
ScSchroder International Multi-Cap Value Fund	22,083,076	1,682,353	(2,055,661)	(373,308)
ScSchroder Global Quality Fund	64,342,972	5,842,989	(2,497,800)	3,345,189
ScSchroder Total Return Fixed Income Fund	106,833,937	2,452,437	(117,636)	2,334,801
Schroder Absolute Return EMD and Currency Fund	47,759,146	354,347	(293,071)	61,276

NOTE 9 — PORTFOLIO INVESTMENT RISKS

Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder Global Quality Fund and Schroder Absolute Return EMD and Currency Fund have a relatively large portion of their assets invested in companies or issuers domiciled in particular foreign countries, including emerging markets. The Funds may be more susceptible to political, social and economic events adversely affecting those countries and such issuers.

Each of Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund and Schroder Global Quality Fund may invest more than 25% of its total assets in issuers located in any one country or group of countries. Under normal market conditions, Schroder Absolute Return EMD and Currency Fund invests in emerging markets debt securities and will have exposure to currencies around the world, including currencies of emerging market countries. The values of foreign currencies relative to the U.S. dollar may be extremely volatile and may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund; the imposition of currency controls; and political and regulatory developments in the United States or abroad. Officials in foreign countries may from time to time take actions in respect of their currencies which could adversely affect the values of a Fund’s assets denominated in those currencies or the liquidity of such investments. Foreign-currency values can decrease significantly both in the short term and over the long term in response to these and other developments. If the Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and potentially the Fund’s income available for distribution. To the extent that it does so, a Fund is susceptible to a range of factors that could adversely affect its holdings in issuers of that country, including political and economic developments and foreign exchange-rate fluctuations. As a result of investing substantially in a single country, the value of the Fund’s assets may fluctuate more widely than the

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2012 (unaudited)

value of shares of a comparable fund with a lesser degree of geographic concentration. The Funds may invest in countries with limited or developing capital markets. Investments in these markets may involve greater risk than investments in more developed markets.

Schroder Total Return Fixed Income Fund invests a portion of its assets in securities of issuers that hold mortgage securities, including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

NOTE 10 — BENEFICIAL INTEREST

The following table shows the number of shareholders each owning of record, or to the knowledge of the Funds beneficially, 5% or more of shares of a Fund outstanding as of April 30, 2012 and the total percentage of shares of the Fund held by such shareholders. The table includes omnibus accounts that hold shares on behalf of several shareholders.

	5% or Greater Shareholders
	Number	% of Fund Held
Schroder North American Equity Fund	3	93.08%
Schroder U.S. Opportunities Fund	3	74.91
Schroder U.S. Small and Mid Cap Opportunities Fund	3	80.96
Schroder Emerging Market Equity Fund	8	63.09
Schroder International Alpha Fund	3	76.55
Schroder International Multi-Cap Value Fund	4	63.25
Schroder Global Quality Fund	1	9.53
Schroder Total Return Fixed Income Fund	5	72.10
Schroder Absolute Return EMD and Currency Fund	3	74.78

Some of the accounts shown above for Schroder North American Equity Fund, Schroder International Alpha Fund and Schroder International Multi-Cap Value Fund are owned by an affiliate of SIMNA.

NOTE 11 — LINE OF CREDIT

The Funds entered into a credit agreement on October 6, 2008, as amended from time to time, that enables them to participate in a $25 million committed revolving line of credit with JPMorgan Chase Bank, N.A. Any advance under the line of credit is contemplated primarily for temporary or emergency purposes, or to finance the redemption of the shares of a shareholder of the borrower. Interest is charged to the Funds based on its borrowings at the current reference rate. The Funds pay their pro rata portion of an annual commitment fee of 0.15% on the total amount of the credit facility. For the six months ended April 30, 2012, Schroder Global Quality Fund utilized the line of credit for varying amounts up to $13,407,224 for a period of 7 days paying interest of $2,701, which is included in the Statement of Operations as custody expense.

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2012 (unaudited)

NOTE 12 — CAPITAL SHARE TRANSACTIONS

Capital share transactions for the six months ended April 30, 2012 (unaudited) and the year ended October 31, 2011, were as follows:

	North American Equity Fund		U.S. Opportunities Fund		U.S. Small and Mid Cap Opportunities Fund
	2012	2011	2012	2011	2012	2011
Investor Shares:
Sales of shares	846,044	8,123,797	135,047	430,858	2,217,690	15,742,261
Reinvestment of distributions	687,109	605,088	217,958	—	122,070	161,627
Redemption of shares	(2,491,084)	(9,292,092)	(849,882)	(1,757,970)	(3,124,014)	(7,767,722)
Net increase (decrease) in Investor Shares	(957,931)	(563,207)	(496,877)	(1,327,112)	(784,254)	8,136,166
Advisor Shares:
Sales of shares	5,443	4,849	4,618	19,918	19,111	200,650
Reinvestment of distributions	205	237	4,262	—	8,025	19,144
Redemption of shares	—	(6,285)	(13,528)	(34,550)	(93,241)	(489,354)
Net increase (decrease) in Advisor Shares	5,648	(1,199)	(4,648)	(14,632)	(66,105)	(269,560)

	Emerging Market Equity Fund		International Alpha Fund		International Multi-Cap Value Fund
	2012	2011	2012	2011	2012	2011
Investor Shares:
Sales of shares	12,914,255	10,777,360	2,697,571	1,243,461	451,989	293,828
Reinvestment of distributions	274,662	76,839	27,491	47,340	9,992	3,560
Redemption of shares	(2,186,593)	(3,168,303)	(1,023,561)	(1,003,487)	(84,085)	(64,097)
Net increase in Investor Shares	11,002,324	7,675,896	1,701,501	287,314	377,896	233,291
Advisor Shares:
Sales of shares	2,344,260	3,916,396	114,845	560,766	209,677	717,925
Reinvestment of distributions	107,338	34,806	—	49,737	17,257	3,775
Redemption of shares	(1,284,925)	(2,690,491)	(240,656)	(2,802,736)	(277,020)	(151,989)
Net increase (decrease) in Advisor Shares	1,166,673	1,260,711	(125,811)	(2,192,233)	(50,086)	569,711

	Global Quality Fund		Total Return Fixed Income Fund		Absolute Return EMD and Currency Fund
	2012	2011(a)	2012	2011	2012(b)
Investor Shares:
Sales of shares	—	—	1,254,628	3,872,772	4,536,111
Reinvestment of distributions	—	—	179,153	570,983	—
Redemption of shares	—	—	(652,853)	(1,712,566)	(11,463)
Redemption of shares in-kind	—	—	—	(6,301,208)	—
Net increase (decrease) in Investor Shares	—	—	780,928	(3,570,019)	4,524,648
Advisor Shares:
Sales of shares	—	—	85,871	104,834	355,096
Reinvestment of distributions	—	—	3,995	16,447	—
Redemption of shares	—	—	(75,732)	(269,637)	(9,112)
Net increase (decrease) in Advisor Shares	—	—	14,134	(148,356)	345,984
Institutional Class Shares:
Sales of shares	141,031	692,526	—	—	—
Reinvestment of distributions	9,802	547	—	—	—
Redemption of shares	(179,996)	(31,382)	—	—	—
Net increase (decrease) in Institutional Class Shares	(29,163)	661,691	—	—	—

(a) Fund commenced investment activities on November 9, 2010.

(b) Fund commenced investment activities on December 15, 2011.

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2012 (unaudited)

NOTE 13 — LITIGATION

In May 2011, “Schroders US Mutual Funds” was served with a summons and complaint in an action brought by Edward S. Weisfelner, as Litigation Trustee of the LB Litigation Trust, in the case captioned Weisfelner v. A. Holmes & H. Holmes TTEE, et al. (Adv. Pro. No. 10-5525) (Bankr. S.D.N.Y.) (the “Litigation Trust Action”). In January 2012, “Schroders US Mutual Funds” was served with a summons and complaint in an action brought by Edward S. Weisfelner, as trustee of the LB Creditors Trust, in the case captioned Weisfelner v. Fund 1 et al. (Adv. Pro. No. 10-04609) (the “Creditors Trust Action”). Both litigations seek to recover all payments made to shareholders in the December 2007 leveraged buyout of Lyondell Chemical Company as alleged fraudulent transfers. The Litigation Trust Action asserted intentional and constructive fraudulent transfer actions under the Bankruptcy Code, and the Creditors Trust Action asserted intentional and constructive fraudulent transfer actions under state law. Both litigations allege that Schroders US Mutual Funds received $2,045,424 in payments in the leveraged buyout. The Funds’ records indicate that Schroder North American Equity Fund received payment in that amount related to the buyout, and that Fund is the only Schroder U.S. mutual fund that received such a payment. Schroder North American Equity Fund has joined in motions to dismiss that were previously filed by other defendants. By order dated October 6, 2011, the motions to dismiss were granted with respect to the constructive fraudulent transfer claims brought under the Bankruptcy Code in the Litigation Trust Action. The motions to dismiss remain pending with respect to the constructive fraudulent transfer claims brought under state law and the intentional fraudulent transfer claims. The possible outcome of the actions is currently uncertain.

NOTE 14 — RECENT ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control of Repurchase Agreements”. ASU 2011-03 is an amendment to Topic 860 “Transfers and Servicing”. These amendments simplify the accounting for repurchase agreements by eliminating the requirement that the transferor demonstrate it has adequate collateral to fund substantially all the cost of purchasing replacement assets. As a result, more arrangements could be accounted for as secured borrowings rather than sales. The guidance applies to public and nonpublic companies and is effective for interim and annual reporting periods beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Early adoption is not allowed. At this time, management is evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

In December 2011, the FASB issued ASU No. 2011-11, a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments in this update require an entity to disclose information about offsetting of assets and liabilities and facilitate comparison between U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

Schroder Mutual Funds

Notes to Financial Statements (concluded)

April 30, 2012 (unaudited)

NOTE 15 — SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements as of April 30, 2012.

On May 1, 2012, Schroder U.S. Small and Mid Cap Opportunities Fund was re-opened to new investors.

Effective June 30, 2012, SIMNA will pay SIMNA Ltd. the following percentage of the investment advisory fees it receives from Schroder North American Equity Fund, Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder Global Quality Fund and Schroder Absolute Return EMD and Currency Fund, after waivers, as set forth below.

Fund	Percentage of Fees Paid to SIMNA Ltd.
Schroder North American Equity Fund	53%
Schroder Emerging Market Equity Fund	41%
Schroder International Alpha Fund	51%
Schroder International Multi-Cap Value Fund	51%
Schroder Global Quality Fund	53%
Schroder Absolute Return EMD and Currency Fund	51%

Disclosure of Fund Expenses (unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a Schroder Mutual Fund, you incur ongoing costs, which include, among others, costs for portfolio management, administrative services, and shareholder reports (like this one), and in the case of Advisor Shares, distribution (12b-1) fees. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways.

•             Actual expenses. This section helps you to estimate the actual expenses after fee waivers, if applicable, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period.”

•             Hypothetical example for comparison purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the year, and that it incurred expenses at the rate of which it in the past did incur expenses. In this case, because the return used is not the Fund’s actual return, the results may not be used to estimate the actual ending balance of an account in the Fund over the period or expenses you actually paid. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses in this table based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as redemption fees, which are described in the Prospectus. If this fee were applied to your account, your costs would be higher.

	Beginning Account Value 11/1/11	Ending Account Value 4/30/12	Net Annualized Expense Ratios	Expenses Paid During Period*
Schroder North American Equity Fund
Actual Expenses
Investor Shares	$1,000.00	$1,116.20	0.36%	$1.89
Advisor Shares	1,000.00	1,113.70	0.71	3.73
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,023.07	0.36%	$1.81
Advisor Shares	1,000.00	1,021.33	0.71	3.57

Schroder U.S. Opportunities Fund
Actual Expenses
Investor Shares	$1,000.00	$1,095.50	1.31%	$6.83
Advisor Shares	1,000.00	1,094.40	1.56	8.12
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,018.34	1.31	$6.57
Advisor Shares	1,000.00	1,017.11	1.56	7.82

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 182/366 (to reflect the one-half year period).

Disclosure of Fund Expenses (unaudited) — (concluded)

	Beginning Account Value 11/1/11	Ending Account Value 4/30/12	Net Annualized Expense Ratios	Expenses Paid During Period*
Schroder U.S. Small and Mid Cap Opportunities Fund
Actual Expenses
Investor Shares	$1,000.00	$1,106.90	1.05%	$5.50
Advisor Shares	1,000.00	1,105.60	1.30	6.81
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,019.64	1.05%	$5.27
Advisor Shares	1,000.00	1,018.40	1.30	6.52

Schroder Emerging Market Equity Fund
Actual Expenses
Investor Shares	$1,000.00	$1,076.00	1.25%	$6.45
Advisor Shares	1,000.00	1,075.60	1.50	7.74
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,018.65	1.25	$6.27
Advisor Shares	1,000.00	1,017.40	1.50	7.52

Schroder International Alpha Fund
Actual Expenses
Investor Shares	$1,000.00	$1,062.30	1.07%	$5.49
Advisor Shares	1,000.00	1,060.00	1.36	6.97
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,019.54	1.07	$5.37
Advisor Shares	1,000.00	1,018.10	1.36	6.82

Schroder International Multi-Cap Value Fund
Actual Expenses
Investor Shares	$1,000.00	$1,039.80	1.08%	$5.48
Advisor Shares	1,000.00	1,040.20	1.36	6.90
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,019.49	1.08	$5.42
Advisor Shares	1,000.00	1,018.10	1.36	6.82

Schroder Global Quality Fund
Actual Expenses
Institutional Class Shares	$1,000.00	$1,079.30	0.70%	$3.62
Hypothetical Example for Comparison Purposes
Institutional Class Shares	$1,000.00	$1,021.38	0.70	$3.52

Schroder Total Return Fixed Income Fund
Actual Expenses
Investor Shares	$1,000.00	$1,032.00	0.40%	$2.02
Advisor Shares	1,000.00	1,030.70	0.65	3.28
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,022.87	0.40	$2.01
Advisor Shares	1,000.00	1,021.53	0.65	3.27

Schroder Absolute Return EMD and Currency Fund
Actual Expenses
Investor Shares	$1,000.00	$993.00	1.15%	$4.29	**
Advisor Shares	1,000.00	992.00	1.40	5.22	**
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,019.14	1.15	$5.77
Advisor Shares	1,000.00	1,017.85	1.40	7.02

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 182/366 (to reflect the one-half year period).

** Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 137/366 (to reflect the period).

Privacy Statement

FACTS

WHAT DOES SCHRODERS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•      Social Security number and income

•      account balances and account transactions

•      assets and investment experience

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share clients’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their clients’ personal information; the reasons Schroders chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Schroders share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), or respond to court orders and legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We Don’t Share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We Don’t Share
For nonaffiliates to market to you	No	We Don’t Share

Questions?

For Schroder Mutual Funds, call BFDS at (800) 464-3108.

For other inquiries, call Institutional Client Service at (212) 641-3800 or email clientserviceny@us.schroders.com

Who we are

Who is providing this notice?

•        Schroder Investment Management North America Inc.

•        Schroder Mutual Funds

•        Schroder Fund Advisors LLC

What we do

How does Schroders protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Access to personal information is limited to employees who need it to perform their jobs. Our policies restrict employee use of customer information;  requiring it be held in strict confidence.

How does Schroders collect my personal information?

We collect your personal information, for example, when you

•      open an account and provide account information

•      give us your contact information

•      show your driver’s license or government issued ID

•      enter into an investment advisory contract

•      make a wire transfer

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•      sharing for affiliates’ everyday business purposes—information about your creditworthiness

•      affiliates from using your information to market to you

•      sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•                  Our affiliates include companies with the Schroder name; financial companies such as Schroder Investment Management North America Limited and Schroder Investment Management Limited; and others, such as the parent, holding company, Schroders plc.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•                  Nonaffiliates we share with can include companies that help us maintain, process or service your transactions or account(s) or financial products, including companies that perform administrative, accounting, transfer agency, custodial, brokerage or proxy solicitation services, or that assist us in marketing.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

•                    Schroders doesn’t jointly market.

Investment Advisor	Schroder Investment Management North America, Inc.
875 Third Avenue, 22nd Floor
New York, NY

Trustees	Catherine A. Mazza (Chairman)
Jay S. Calhoun
Margaret M. Cannella
Mark Gersten

Distributor	Schroder Fund Advisors LLC
875 Third Avenue, 22nd Floor
New York, NY 10022

Transfer & Shareholder	Boston Financial Data Services, Inc.
Servicing Agent

Custodian	JPMorgan Chase Bank

Counsel	Ropes & Gray LLP

Independent Registered Public	PricewaterhouseCoopers LLP
Accounting Firm

The information contained in this report is intended for the general information of the shareholders of the Trusts. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus which contains important information concerning the Trusts.

Schroder Capital Funds (Delaware)
Schroder Series Trust
Schroder Global Series Trust
P.O. Box 8507
Boston, MA 02266
(800) 464-3108

55895

Item 2.           Code of Ethics.

Not applicable for semi-annual report.

Item 3.           Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.           Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.           Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.           Schedule of Investments.

Not applicable.

Item 7.           Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.           Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.           Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) There have been no changes in the registrant’s internal control over financial reporting during the period from February 1, 2012 through April 30, 2012 that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b)  Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Schroder Global Series Trust

By (Signature and Title)*	/s/ Mark A. Hemenetz
Mark A. Hemenetz,
Principal Executive Officer
Date: July 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mark A. Hemenetz
Mark A. Hemenetz,
Principal Executive Officer
Date: July 6, 2012

By (Signature and Title)*	/s/ Alan M. Mandel
Alan M. Mandel,
Treasurer and Chief Financial Officer
Date: July 6, 2012

*     Print the name and title of each signing officer under his or her signature.